                                                             EXHIBIT 10.8


                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


          AMENDED AND RESTATED LOAN AGREEMENT, dated as of May 3, 1991, among FURMANITE PLC (the "Borrower," formerly named KANEB UK PLC), a company
                    --------
incorporated under the laws of England and Wales (registered number 2530049) (the "Borrower"), KANEB INTERNATIONAL INC., a Delaware corporation ("Holding"),
      --------                                                       -------
the banking institutions listed on the signature pages hereof (each a "Bank" and
                                                                       ----
collectively, the "Banks") and BANK OF SCOTLAND, as agent for the Banks (in such
                   -----
capacity, the "Agent").
               -----


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Borrower, Holding, the Original Banks and the Agent are party to a Loan Agreement dated as of May 3, 1991 (as amended by amendments thereto dated as of September 1, 1991, October 15, 1991, January 1, 1992, August 31, 1992 and March 25, 1993, the "Original Agreement");
                                  ------------------

          WHEREAS, pursuant to the Original Agreement, the Original Banks made available to the Borrower, at the request of Borrower and Holding, credit facilities in an aggregate principal amount of (Pounds)27,000,000, comprising a term loan of (Pounds)15,000,000 and a revolving credit working capital facility (including a letter of credit facility) of (Pounds)12,000,000;

          WHEREAS, various Defaults and Events of Default existing under the Original Agreement were waived by the Banks by Waiver Number 20 dated as of March 25, 1993 (as amended by amendments dated as of April 26, 1993 and May 12, 1993, "Waiver 20") to the Original Agreement, but such waivers expire at the
       ---------
close of business on June 29, 1993;

          WHEREAS, the Borrower and Holding have requested that the Banks not exercise remedies they would be entitled to exercise under the Loan Agreement by virtue of the existence of the uncured Events of Default upon expiration of such waivers, but instead amend the Original Agreement so that, upon the effectiveness of such amendment, the Defaults and Events of Default specified in Annex B to Waiver 20 would not exist;

          WHEREAS, Holding and the Borrower want FIL (a Subsidiary of the Borrower) to sell (directly or via another Loan Party) all or substantially all of the capital stock of Furmanite GmbH, a German Subsidiary ("GmbH"), to a
                                                              ----
subsidiary of KSI that is not a member of the Consolidated Group and have asked that the

Banks consent to such sale to the extent that Sections 7.13, 8.9, 8.11 and 8.12 of the Loan Agreement, and the applicable provisions of the Security Documents, would prohibit such sale;

          WHEREAS, the Borrower and Holding have (x) advised the Agent and the Banks that such Loan Parties desire to revise the structure of the Consolidated Group so that all Foreign Subsidiaries of the Borrower (other than GmbH and its Subsidiaries) that are directly owned by FIL or another UK Subsidiary would be Transferred to a newly-created, directly-owned Subsidiary of Holding and thereby cease to be Subsidiaries of the Borrower, and (y) requested that the Banks waive the provisions of Sections 8.9, 8.10, 8.11, 8.12 and 8.14 of the Original Agreement to the extent that such sections would prohibit the establishment of such newly-created Subsidiary or such Transfers;

          WHEREAS, the Borrower has agreed, to induce the Banks to so amend the Original Agreement and grant the foregoing consents and waivers, to repay outstanding Term Loans and Revolving Credit Loans and reduce certain Revolving Credit Loan Commitments so that, after giving effect thereto, (x) the aggregate outstanding principal amount of the Terms Loans shall be not more than $10,900,000 and (y) the Total Revolving Credit Loan Commitment shall be permanently reduced to no more than $16,000,000;

          WHEREAS, in connection with the foregoing the Borrower and Holding have asked that the Original Agreement (A) be amended (i) to reflect the reduced amount of the Loans and the Commitments, (ii) to denominate the amount of the Loans and the Commitments in U.S. Dollars instead of in Pounds Sterling, and
(iii) to make various other amendments to the Original Agreement including, without limitation, amendments to certain of the covenants contained in Section 8.17-8.23 of the Original Agreement and, (B) as so amended, be restated in its entirety;

          WHEREAS, subject to the terms and conditions set forth below, the Agent and the Banks (including the Original Banks) are willing to (i) so amend and restate the Original Agreement, (ii) consent to the proposed sale of GmbH, and (iii) consent to the aforesaid changes to the structure of the Consolidated Group;

          NOW, THEREFORE, the parties hereto hereby agree that from and after the Amendment Effective Date, the Original Agreement is hereby amended and restated to read in its entirety as set forth herein:

          Section 1.  DEFINITIONS.
                      -----------

          Terms used in this Agreement which are defined in Annex I hereto shall have the meanings specified in such Annex I (unless otherwise defined herein) and shall include in the singular number the plural and in the plural number the singular.

          Section 2.  THE LOAN FACILITIES.
                      -------------------

          2.1  The Loans.  (a) Subject to the terms and conditions set forth
               ---------
herein, each Bank has (prior to the Amendment Effective Date) made loans to the Borrower (each a "Term Loan" and collectively, the "Term Loans") which are
                  ---------                         ----------
outstanding (after giving effect to the events occurring on or prior to the Amendment Effective Date) in the amount set forth opposite its name on Schedule
2.1 hereto under the heading "Term Loan Commitment" (for each Bank, its "Term
                                                                         ----
Loan Commitment" and collectively for all Banks, the "Total Term Loan
---------------                                       ---------------
Commitment").

          (b) Subject to the terms and conditions set forth herein, each Bank severally agrees at any time and from time to time during the Commitment Period to make loans to the Borrower (each a "Revolving Credit Loan" and collectively,
                                       ---------------------
the "Revolving Credit Loans") up to its Revolving Credit Loan Commitment;
     ----------------------
provided that, on the date of the making of any Revolving Credit Loan (and after
-------- ----
giving effect thereto), the aggregate principal amount of Revolving Credit Loans outstanding on such date (plus the aggregate amount (or Dollar Equivalent thereof) of all LC Obligations on such date) shall not exceed the Total Revolving Credit Loan Commitment then in effect. During the Commitment Period, the Borrower may utilize the Revolving Credit Loan Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part without premium or penalty (except as otherwise provided by Section 3.11), and reborrowing, all in accordance with the terms and conditions hereof. Revolving Credit Loans shall be made from each Bank pro rata on the basis of the Revolving Credit Loan
                       --- ----
Commitment of such Bank.

               (c) Subject to the terms and conditions set forth herein, the Issuer agrees to issue the Carlisle LC on the Closing Date.

               (d)  [intentionally deleted]

          (e) The amounts payable by the Borrower at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and (subject to the provisions of Section 9) each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and its Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes, it being understood
(x) that no Bank (other than the

Agent) may seek to realize upon any security or Collateral nor seek to enforce any Guarantee Agreement or other Security Document or the obligations of any Person under any of the other Loan Documents without the consent of the Required Banks and (y) that such rights and remedies may be exercised by the Agent for the benefit of the Banks upon the terms of such Loan Documents and this Agreement.

          2.2  Notice of Borrowing.  (a) The Borrower shall give at least four
               -------------------
Business Days' prior written notice (a "Notice of Borrowing") to the Agent of
                                        -------------------
the date (which shall be a Business Day during the Commitment Period) of each proposed borrowing hereunder (the "Borrowing Date"). Such notice shall specify
                                   --------------
(subject to the provisions of this Agreement) (i) the Borrowing Date, (ii) the total amount of the proposed borrowing, expressed in Dollars, which shall be in a minimum amount of $500,000 if a Base Rate (US) Loan (whenever made) and $1,000,000 if a Libor Loan made after the Amendment Effective Date (or, if greater, in integral multiples of $100,000 in each case) provided that the
                                                         -------- ----
aggregate principal amount of such borrowing must (if the requested Loan or Loans are Revolving Credit Loans) equal or be less than the Unutilized Revolving Commitments (after giving effect to all other Notices of Borrowings for Revolving Credit Loans and Issuance Requests pending at such time) at such time,
(iii) [intentionally deleted], (iv) the Type of Loan which such borrowing will initially be, (v) whether such Loan will be a Libor Loan or a Base Rate (US) Loan and, if a Libor Loan, the requested Interest Period therefor, (vi) if a Term Loan borrowing, that it is a Term Loan borrowing, and (vii) [intentionally deleted]. Notwithstanding the foregoing, however, Base Rate (US) Loans may be made upon two Business Days' telephone notice, Closing Office Time, by the Borrower to the Agent (confirmed as soon as possible thereafter in writing). Unless otherwise agreed to by the Agent and the Borrower, the Notice of Borrowing for all Loans after the Closing Date shall be substantially in the form of Exhibit M-1 hereto.

          (b) The Borrower may not designate more than one Interest Period for Libor Loans or (unless otherwise consented to by the Agent) more than one Type of Loan in the same Notice of Borrowing. Without the Agent's consent, no Libor Loan shall be made or maintained if the principal amount thereof is less than $1,000,000. Without the consent of the Agent, Borrower shall not be entitled to make borrowings under the Revolving Credit Loan Commitments more than twice in any calendar week.

          (c) On receipt of any Notice of Borrowing, the Agent shall promptly notify (in writing or by telephone, confirmed as soon as possible thereafter in writing) each Bank of the proposed details of, and the amount of such Bank's share of, the Loan requested by such Notice of Borrowing.

          (d) From and after the Amendment Effective Date, each Loan requested in a Notice of Borrowing shall be made in Dollars. If, with respect to any requested Libor Loan, the Agent receives notice (a "Supervening Event Notice")
                                                    ------------------------
from any Bank not later than 2:00 p.m., Closing Office Time, on the third Business Day before the proposed Borrowing Date for such Loan, to the effect that (i) such Bank does not expect to be able to fund its share of such Loan for the Interest Period applicable thereto by obtaining a matching deposit in the London inter-bank market at the relevant time or (ii) it would be impossible, unlawful or contrary to any regulation, interpretation, order, directive or request (whether or not having the force of law) applicable to such Bank of any court or governmental authority, or any fiscal, monetary, central bank or other authority having jurisdiction over such Bank for such Bank to make the Libor Loan available to the Borrower, the Agent shall promptly notify the Borrower and the other Banks of receipt of any such Supervening Event Notice and the requested Loan subject to such Supervening Event Notice shall instead be made as a Base Rate (US) Rate Loan.

          (e) Each Bank will make the amount of its Loan or Loans available to the Agent, at the Closing Office or as the Agent may otherwise direct, before 10:00 a.m., Local Office Time, on the applicable Borrowing Date in immediately available Dollars. Such proceeds shall be made available to the Borrower (subject to Section 2.2(f)) by the Agent, in the same currency and type of funds received by the Agent, at the Designated Office of the Borrower against delivery to the Agent at the Closing Office for the account of each Bank of such instruments, documents and papers as are provided for herein. The Agent shall deliver the instruments, documents and papers received by it for the account of each Bank to such Bank or upon its order.

          (f) Unless the Agent shall have received notice from a Bank prior to 10:00 a.m., Closing Office Time, on the Business Day prior to the date of any borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such borrowing as provided in Section 2.2(e), the Agent may assume that such Bank has made such portion available to the Agent in the required currency on the date of such borrowing in accordance with subsection
(e) of this Section 2.2 and the Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the rate from time to time prevailing on the applicable Loan. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such

Bank's Loan as part of such borrowing for purposes of this Agreement.

          (g) Except for the Loans to be made on the Closing Date, the failure of any Bank to make the Loan to be made by it as part of any borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on the date of such borrowing. No Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing.

          2.3  The Notes.  (a) The Borrower's obligation to pay the principal
               ---------
of, and interest on, (x) the Term Loan of each Bank shall be further evidenced by a Term Note payable to the order of such Bank and (y) the Revolving Credit Loans of each Bank shall be evidenced by a Revolving Credit Note, payable to the order of such Bank.

          (b) The Term Note and Revolving Credit Note of each Bank issued prior to the Amendment Effective Date shall be substantially in the form of Exhibit A-1 and Exhibit A-2, respectively, to the Original Agreement. The Term Note and Revolving Credit Note of each Bank issued on and after the Amendment Effective Date shall be substantially in the form of Exhibit O-1 and Exhibit O-2, respectively, to this Agreement. The Term Notes and the Revolving Credit Notes are entitled to the benefits of this Agreement and shall be secured by the Security Documents.

          (c) The principal amount of all Revolving Credit Loans of each Bank outstanding from time to time, and interest accrued thereon, shall be recorded on the records of such Bank and, prior to any transfer of, or any action to collect, its Revolving Credit Note, the unpaid principal amount of the Revolving Credit Loans evidenced thereby shall be endorsed on the reverse side of such Revolving Credit Note, together with the date of such endorsement and the date to which interest has been paid; any failure to make such endorsement and provide such other information, however, shall not affect Borrower's obligations hereunder or under its Notes. The Borrower's obligation to pay principal and interest in respect of each Revolving Credit Note shall be limited to the unpaid principal amount of the Revolving Credit Loans evidenced thereby and unpaid interest accrued for the periods during which such Loans are outstanding.

          (d) The Borrower's obligation to pay principal and interest in respect of each Term Note shall be limited to the unpaid principal amount of the Term Loans evidenced thereby and unpaid interest accrued for the periods during which such Loans are outstanding.

          2.4  Mandatory Repayments of Term Loans.  (a) The Borrower shall repay
               ----------------------------------
the Term Loans on the last Business Day of each month indicated below (each such date, a "Repayment Date") by the amount indicated alongside each such Repayment
         --------------
Date below:

Last Business Day of      Amount
----------------------  -----------
  June 1994              $  900,000
  December 1994          $1,000,000
  June 1995              $1,000,000
  December 1995          $1,000,000
  June 1996              $1,100,000
  December 1996          $1,100,000
  June 1997              $1,400,000
  December 1997          $1,400,000
  March 1998             $2,000,000

On each Repayment Date, an aggregate principal amount of the Term Loans equal to the amount required to be paid on such date shall mature and become due and payable. If for any reason the aggregate principal amount of the Term Loans on the Amendment Effective Date (after giving effect to payments required to be made on or prior to that date) is less than $10,900,000, the amount of any shortfall will be deducted from the above schedule in inverse order of the stated due date.

          (b) Promptly (and in any event within five days) after each sale, lease or other transfer of any asset (other than in the ordinary course of business) permitted to be sold, leased or otherwise transferred by virtue of
Section 8.9(c) or 8.9(e) or the first or second proviso to Section 8.9(a) or by virtue of clause (iii) or clause (iv) of the proviso to Section 8.12(a) or otherwise sold, leased or otherwise transferred by FAI or any Loan Party (other than in the ordinary course of business), the Borrower shall apply an amount equal to the Net Proceeds from such sale, lease or other transfer (less an amount expected to be used by the seller thereof for the payment of taxes, if any, reasonably attributable to any sale of said assets) toward the payment of the principal on the Term Loans (and, to the extent indicated below, on the Revolving Credit Loans) by paying an amount equal to said Net Proceeds or the Dollar Equivalent thereof (less the amount, if any, indicated in the preceding parenthetical and less any amounts not required to be paid in respect of the Loans pursuant to clauses (i) and (ii) below) to the Agent, to be applied first to repayment of the unpaid principal amount of the Term Loans until such Loans have been paid in full. The balance of such Net Proceeds, if any, shall permanently reduce the Total Revolving Credit Loan Commitment (to be applied proportionately to the Revolving Loan Commitment of each Bank) in an amount equal to the Dollar Equivalent of such unapplied balance, and said balance shall be paid to the Agent on behalf of the Banks as a repayment of the Revolving Credit Loans to the extent that, after such reduction of the Total Revolving

Credit Loan Commitment, such repayment is required by Section 2.5(a). All amounts applied to the Term Loans under this Section 2.4(b) shall be applied ratably to the unpaid principal amount of the Term Loans then outstanding and to the installments due thereon pursuant to Section 2.4(a) in inverse order of maturity. The provisions of this Section 2.4(b) shall be subject to the following:

               (i) To the extent that any sale, lease or other transfer referred to in this Section 2.4(b) complies with the provisions of Section 8.9(a), 8.9(c) or 8.12(a) but a portion of the proceeds therefor is paid by a promissory note or the cash payment is otherwise payable in installments, then the amounts payable to the Banks in respect of the portion of Net Proceeds not then payable in cash shall be promptly paid in cash when the cash therefor is paid to the seller;

               (ii) No Net Proceeds payable pursuant to this Section 2.4(b) need to be paid to the Banks if the assets sold are motor vehicles to the extent that (x) such Net Proceeds are used, within 90 days after their receipt, to purchase replacement motor vehicles or (y) the aggregate amount of Net Proceeds received from the sale of motor vehicles not so replaced within said 90-day period, when combined with the aggregate amount of Net Proceeds from the sale of all other motor vehicles not replaced within 90 days of their sale, does not exceed (Pounds)25,000 in the aggregate;

               (iii) Prepayments pursuant to this Section 2.4(b) shall first be applied (to the extent available) to Libor Loans the Interest Period for which ends on the date of such prepayment or to Base Rate (US) Loans, as directed by the Borrower by written (or telephonic, promptly confirmed in writing) notice to the Agent or, in the absence of such direction, by the Agent. However, if in accordance with the requirements of this Section 2.4(b), any prepayment must be made in respect of a Libor Loan on a date which is not the last day of an Interest Period in respect of such Loan and Borrower does not wish to pay any compensation in respect of such prepayment pursuant to Section 3.11(ii) hereof, then Borrower may (on the date such amount is payable) instead deposit the Section 2.4 Proceeds in a single special depository account of the Borrower (the "Prepayment Account")
                                                   ------------------
          maintained by the Borrower with, and under the control of, the Agent (in New York or such other jurisdiction as the Agent and the Borrower agree to) and titled appropriately so as to identify the nature of such account, and the Borrower shall take all such action, if any, as is necessary to assure that the Agent and the Banks have a perfected first priority security interest in said account (to the extent that such a security interest can be so granted and perfected in the jurisdiction in which such account is held). All of Borrower's right, title and interest in and to all monies at any time in the Prepayment Account, and all Earnings thereon, are hereby irrevocably pledged by the Borrower to the Agent and the Banks as security to secure the prompt payment to the Agent and the Banks of all the Borrower's liabilities to the Agent and the Banks and to secure the performance by the Borrower of its obligations under this Agreement. The Borrower agrees that monies from the Prepayment Account may be released to it only as provided in the second succeeding sentence. The Agent shall invest the monies in the Prepayment Account in such types of investments as are agreed to by Borrower and the Agent. If no Default or Event of Default exists, the Agent shall from time to time (as agreed to by the Borrower and the Agent) pay to the Borrower the amounts earned by such investments (the "Earnings"). The Borrower hereby authorizes and directs the Agent,
           --------
          and the Agent agrees, to apply the amounts in the Prepayment Account (other than Earnings) to the payment of the applicable Libor Loans on the last day of each of the next occurring Interest Periods applicable thereto; provided that during the continuance of any Event of Default
                   -------- ----
          the Agent may apply all amounts in the Prepayment Account (including Earnings) to any liabilities of the Borrower hereunder as the Agent may determine. The Borrower's obligation to pay interest on the Loans pursuant to Section 3 hereof shall continue until such monies are applied to prepay the principal of such Loans;

                (iv) With respect to any sale or other transfer of any shares in, or assets of, any Benelux Company that occurs prior to the Designated Date as provided in Section 8.9(c) or Section 8.12(a) hereof, only 50% of the Net Proceeds of each such sale or other transfer must be applied to repayment of the Loans as provided in the foregoing provisions of this Section 2.4(b); the selling Loan Party may retain the other 50% if it so desires;

               (v) The provisions of this Section 2.4(b) shall not apply to the sale by FIL (directly or via another Loan Party) of the GmbH Stock to the KSI Purchaser on the Amendment Effective Date.

               (vi) The provisions of this Section 2.4(b) shall not apply to the KOSI Transfers.

          (c) Amounts repaid or prepaid pursuant to this Section 2.4 and pursuant to Section 2.6 may not be reborrowed. All repayments and prepayments received by the Agent pursuant to this Section 2.4 or pursuant to Sections 2.5,
2.6 and 2.7 shall be distributed by the Agent in accordance with the provisions of Section 5.3.

          2.5  Mandatory Prepayments of Revolving Credit Loans.  (a) The
               -----------------------------------------------
Borrower shall prepay the Revolving Credit Loans on each Determination Date and on the effective date of any reduction or termination in the Total Revolving Credit Loan Commitment hereunder to the extent that the aggregate principal amount of such Loans on such date shall exceed the amount equal to (x) the amount of the Total Revolving Credit Loan Commitment in effect on such date less
                                                                            ----
(y) the Dollar Equivalent of the LC Obligations at such time; if the Total Revolving Credit Loan Commitment is terminated in full, then the Borrower shall immediately prepay in full the aggregate outstanding principal amount of all Revolving Credit Loans. Repayments pursuant to this Section shall first be made against (to the extent available) outstanding Revolving Credit Loans which are Libor Loans having an Interest Period ending on the date of such repayment, or to Base Rate (US) Loans, as directed by the Borrower by written (or telephonic, promptly confirmed in writing) notice to the Agent or, in the absence of such direction, by the Agent.

          (b) The then-unpaid principal amount of the Revolving Credit Loans shall be payable in full on the last Business Day of March 1998.

          2.6  Voluntary Prepayments of Term Loans.  The Borrower may, upon not
               -----------------------------------
less than 10 days' prior written notice to the Agent (which notice the Agent shall promptly transmit to the Banks in writing or by telephone, confirmed as soon as possible thereafter in writing) prepay the Term Loans in whole at any time, or from time to time in part, in integral multiples of $250,000, and without premium, provided that at the time of any such prepayment of the Term
                 -------- ----
Loans in full, the Borrower shall pay all interest accrued on the principal amount of such prepayment and all other amounts owing to the Agent and the Banks in respect thereof including, without limitation, any compensation payable under
Section 3.11 hereof. Notices of prepayment pursuant to this Section 2.6 and pursuant to Section 2.7 shall be irrevocable and shall (subject to the provisions of this Agreement) specify the date of prepayment, the Loans being paid and the aggregate principal amount of the prepayment. When notice of prepayment is delivered as provided herein, the principal amount of the Loans specified in the notice shall become due and payable on the prepayment date specified therein. All prepayments of Term Loans under this Section 2.6 shall be applied to the unpaid principal amount of the installments thereafter due on the Term Loans pursuant to Section 2.4(a) in such proportion so that the then-principal amount of each such installment shall be reduced by an amount equal to
(A) the then-principal amount of such installment, multiplied (B) by a fraction, the numerator of which shall be the amount of such prepayment and the denominator of which shall be the aggregate outstanding principal amount of the Term Loans.

          2.7  Voluntary Repayment of Revolving Credit Loans.  The Borrower
               ---------------------------------------------
shall have the right, at any time and from time to time, by four Business Days' prior written notice to the Agent (which notice the Agent shall promptly transmit to the Banks in writing or by telephone, confirmed as soon as possible thereafter in writing) to prepay the Revolving Credit Loans, in whole, or in part in integral multiples of $500,000 and without premium, provided that at the
                                                            -------- ----
time of any such prepayment of the Revolving Credit Loans in full, the Borrower shall pay all interest accrued on the amount of such prepayment and all other amounts owing to the Agent and the Banks in respect thereof including, without limitation, any compensation payable under Section 3.11 hereof. Subject to the terms and conditions of this Agreement, amounts prepaid under this Section 2.7 may be reborrowed.

          2.8  Reduction of Commitments.  (a) The Borrower shall have the right
               ------------------------
at any time and from time to time upon at least four Business Days' prior written notice to the Agent (which notice the Agent shall promptly transmit to the Banks in writing or by telephone, confirmed as soon as possible thereafter in writing) to reduce permanently in amounts equal to $500,000 (and if greater, in integral multiples thereof) or terminate the Total Revolving Credit Loan Commitment (but not in an amount in excess of the Unutilized Revolving Commitments at such time unless the provisions of Sections 2.5(a) and 2A.10 are complied with simultaneous with such reduction or termination). Any reduction of the Total Revolving Credit Loan Commitment shall apply proportionately to the Revolving Credit Loan Commitment of each Bank. Any reduction or termination of a Commitment pursuant to this Section 2.8 shall be accompanied by the payment in full of any Revolving Credit Loan Commitment commission then accrued hereunder.

          (b) Reference is hereby made to the provisions of Section 2.4(b) for additional provisions requiring the permanent reduction of the Total Revolving Credit Loan Commitment.

          2.9  Cash Collateral Accounts.  No representation of the Borrower or
               ------------------------
Holding under this Agreement with respect to any grant of a security interest in any cash collateral account, or with respect to any perfection of any such security interest, shall apply with respect to any cash collateral account established in any jurisdiction where the laws of such jurisdiction do not permit such an account to be established or such a security interest to be granted or perfected. If any provision of this Agreement requires the Borrower to take action to assure that the Agent and the Banks have a perfected first priority security interest in said account, the Borrower shall take such steps as the Agent shall reasonably request (including without limitation the deposit of the required funds in such account and the execution of documents requested by the Agent related to such account) but the Borrower shall not be deemed to have assured the Agent that it has granted a perfected first priority security interest in said account to the extent that such a security interest cannot be so granted or perfected in the jurisdiction in which such account is held.


          SECTION 2A.  LETTERS OF CREDIT.
                       -----------------

          2A.1.  Requests.  (a) By delivering to the Issuer (with a copy to the
                 --------
Agent if Bank of Scotland should at any time not be the Issuer hereunder) a written request (an "Issuance Request") on or before 10:00 a.m. Closing Office
                     ----------------
Time on a Business Day, the Borrower may request, from time to time during the Commitment Period and on not less than five (unless the Agent and the Issuer otherwise consent) nor more than ten Business Days' notice, that the Issuer issue an irrevocable standby letter of credit in such form as shall be acceptable to the Issuer and the Borrower (a "Letter of Credit"), in support of
                                              ----------------
such financial obligations of the Borrower or its Subsidiaries or a KOSI Subsidiary (and, when consented to by the Issuer and the Agent, FAI) which are described in such Issuance Request and are permitted by Section 2A.1(c). Each Issuance Request shall specify (i) the proposed date of issuance (which shall be a Business Day during the Commitment Period), (ii) the Stated Amount of the Letter of Credit, (iii) the expiration date of the Letter of Credit, (iv) the name and address of the beneficiary of the Letter of Credit, and (v) a precise description of the documents and have attached the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require the Issuer to make payment or accept drafts under the Letter of Credit.

               (b) Each Letter of Credit shall by its terms (unless otherwise consented to by the Issuer):

          (i) be issued for the account of the Borrower, and the Dollar Equivalent of the Stated Amount of such Letter of Credit shall not exceed the then effective Unutilized Revolving Commitments (after giving effect to all Notice of Borrowings for Revolving Credit Loans and other Issuance Requests pending at such time);

          (ii) be stated to expire on a date (its "Stated Expiry Date") no later
                                                   ------------------
than the earlier of (x) 1 year from its date of issuance or (y) the last day of the Commitment Period; and, if renewable by its terms, shall not be renewed so as to expire on a date later than the earlier of
(x) 1 year from the date of renewal or (y) the last day of the Commitment
Period;

          (iii) on or prior to its Stated Expiry Date

               (A) terminate immediately upon notice to the Issuer thereof from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, and

               (B) reduce in part immediately to the extent the beneficiary thereunder has notified the Issuer that the obligations covered thereby have been paid or otherwise satisfied in part; and

          (iv) be denominated only in Dollars (except for the Carlisle LC, which shall be denominated in Sterling).

          (c) Letters of Credit may be issued to support lease obligations, statutory obligations, performance and return-of-money bonds, self-insurance and other similar obligations of the Borrower, FAI (but only when consented to by the Issuer and the Agent), KOSI's Subsidiaries and Borrower's Subsidiaries (exclusive of obligations for the payment of borrowed money, except for the obligations supported by the Carlisle LC) and to support the purchase by the Borrower of inventory.

          (d) The Carlisle LC is a Letter of Credit for all purposes of this Agreement, notwithstanding that it may (with the consent of the Agent and the Issuer) have been issued or renewed by the Issuer without an Issuance Request or a timely delivered Issuance Request. The parties hereto further agree that the Stated Expiry Date of Carlisle LCs may (if the Issuer and the Agent, at the Borrower's request, agree) be more than one year from its date of issuance or renewal so long as, by its terms, it does not expire on a date later than the last day of the Commitment Period.

               (e)  [intentionally deleted]

          2A.2.  Issuances and Extensions.  Subject to the terms and conditions
                 ------------------------
of this Agreement (including without limitation Section 6A), the Issuer shall issue Letters of Credit in accordance with the Issuance Requests made therefor. The Issuer will make each Letter of Credit available to the beneficiary thereof in accordance with the Issuance Request therefor. The Issuer shall not be liable to any Bank with respect to any Letter of Credit if, at the time of such issuance, it has not received from the Borrower, the Agent (if different from the Issuer) or any Bank notice that any of the conditions for the issuance of such Letter of Credit has not been satisfied. No Letter of Credit shall be issued unless the terms and conditions thereof are satisfactory to the Issuer and the Borrower.

          2A.3.  Fees and Expenses.  (a) The Borrower agrees to pay to the Agent
                 -----------------
on the date of the issuance of each Letter of Credit for distribution to the Banks (based on the amounts that their respective Revolving Credit Loan Commitments bear to the Total Revolving Credit Loan Commitment), including the Issuer, a letter of credit fee with respect to such Letter of Credit equal to the Specified Percentage per annum of the Dollar Equivalent of the Stated Amount of such Letter of Credit. For the purpose of determining the foregoing amount, the tenor of such Letter of Credit shall be deemed equal to the maximum period that such Letter of Credit may be outstanding (other than by renewal or subsequent renewal, as the case may be, thereof) in accordance with its terms. Each such fee shall be payable by the Borrower immediately prior to the issuance of the Letter of Credit to which it relates; and payment of each such fee shall be made in Dollars, computed at the Dollar Equivalent of such fee on the date of the relevant Letter of Credit's issuance, except with respect to the Carlisle LC, which shall be paid in Sterling (unless the Borrower and the Required Banks agree otherwise at the time of any such payment). In addition, the Borrower shall at the same time pay to the Issuer (for its own account) an issuance fee of $500 for each Letter of Credit issued. For purposes of this Section 2A.3, any renewal of a Letter of Credit shall be treated as an issuance thereof. Notwithstanding the foregoing, the letter of credit fee with respect to the Carlisle LC (other than the aforesaid $500 fee) may be paid by the Borrower quarterly in advance, on the Closing Date and every three months thereafter, and (if so paid) shall be based on the Stated Amount of the Carlisle LC on the quarterly date that such fee is required to be paid.

          (b) The fees referred to in Section 2A.3(a) shall be in addition to, and not in lieu of, fees required to be paid by the Borrower pursuant to Section 4 hereof.

          (c) If any Regulatory Change shall at any time (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by the Issuer or participated in by any Bank or Bank Assignee, or (ii) subject letters of credit issued by the Issuer or participations therein held by any Bank or Bank Assignee to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto or (iii) impose on the Issuer or any Bank or Bank Assignee any other or similar condition regarding any Letter of Credit, the commitment or obligation of the Issuer to issue Letters of Credit hereunder or any Bank's or Bank Assignee's participation therein and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase the cost to the Issuer or any Bank or Bank Assignee of agreeing to issue, issuing or maintaining any Letter of Credit or its participation therein by an amount which the Issuer or such Bank or Bank Assignee shall deem to be material (which increase in cost shall be the result of the reasonable allocation by the Issuer or such Bank or Bank Assignee of the aggregate of such cost increases resulting from such events), then and in each case upon demand
                                            ----
from time to time by the Issuer or such Bank or Bank Assignee (furnished to the Borrower by the Agent), the Borrower shall promptly pay to the Agent (for the account of such Issuer, Bank or Bank Assignee, as the case may be) additional amounts in Dollars or Sterling as directed by the Agent which shall be sufficient to compensate the Issuer (or such Bank or Bank Assignee) for such increased cost from the date of such change, together with interest on each such amount, commencing three Business Days from the date demanded by the Issuer (or such Bank or Bank Assignee), until payment in full thereof (after as well as before judgment) at a rate per annum equal to 1% plus (x) the Base Rate (UK) from time to time in effect with respect to amounts payable in Sterling or (y) the Base Rate (US) from time to time in effect with respect to amounts payable in Dollars. A certificate of the Issuer (or such Bank or Bank Assignee) submitted to the Borrower through the Agent as to any additional amount or amounts (including calculations thereof, in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount or amounts, the Issuer (or such Bank or Bank Assignee) shall act in good faith and may use any reasonable method of averaging and attribution as it shall deem applicable.

          (d) The provisions of Section 2A.3(c) and Sections 2A.7 and 2A.8 shall survive any termination of this Agreement and the payment in full of the Notes.

          2A.4.  Disbursements.  (a) The Issuer will notify the Borrower and the
                 -------------
Agent promptly of the presentment of each demand for payment under any Letter of Credit together with notice of the date (the "Disbursement Date") such payment
                                              -----------------
shall be made.

          (b) Prior to 10:00 a.m., Local Office Time, on the Disbursement Date, the Borrower will reimburse the Issuer by making payment to the Agent at its Designated Office for all amounts disbursed or to be disbursed by the Issuer on that day (the "Disbursement") under such Letter of Credit (the "Reimbursement
               ------------                                     -------------
Obligation") in the same Eligible Currency in which the Issuer made or is to
----------
make disbursements under such Letter of Credit. At Borrower's option, but subject to the provisions of Sections 2 and 6A hereof, prior to 10:00 a.m. Closing Office Time on the Business Day before the Disbursement Date, Borrower may request in accordance with Section 2.2 (but without regard to the last sentence of Section 2.2(b) or the requirement that the borrowing be in a minimum amount of $500,000 or in an integral multiple of $100,000 in excess of such amount) that Revolving Credit Loans in the Dollar Equivalent of the Reimbursement Obligation be made and that the proceeds of such Loans be used to so reimburse the Issuer. The proceeds of any such Loans shall be applied to so reimburse the Issuer. To the extent the Issuer is not reimbursed in full in accordance with the foregoing provisions of this Section 2A.4(b), (x) the Borrower's Reimbursement Obligation shall accrue interest (after as well as before judgment) at a rate per annum equal to 4% plus the Base Rate (US) from time to time in effect, payable on demand, and (y) the Issuer shall convert any such unpaid Reimbursement Obligations denominated in Sterling into a Reimbursement Obligation payable in Dollars computed at the applicable Spot Rate in effect at the time of such conversion. The Issuer shall promptly furnish notice (in writing or by telephone, promptly confirmed in writing) to the Borrower and the Agent (which notice the Agent shall promptly furnish to the Banks) of any such conversion.

          2A.5.  Reimbursement.  The Borrower's Reimbursement Obligation with
                 -------------
respect to each Disbursement (including interest thereon), and each Bank's obligations under Section 2A.8 with respect thereto, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against the Issuer, any beneficiary, any Bank, the Agent or any Bank Assignee, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit or any application or misapplication by the beneficiary of the proceeds of such Disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; provided, however, that nothing herein shall adversely affect the right
        --------  -------
of the Borrower to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

          2A.6.  Deemed Disbursements.  (a) Upon the occurrence of any Event of
                 --------------------
Default under Section 9.7 (with respect to the Borrower) and, at the option of the Agent acting on instructions of the Required Banks, upon the occurrence and during the continuance of any other Event of Default, an amount equal to the LC Outstandings shall, without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer (each, a "Deemed Disbursement") under
                                                    -------------------
all outstanding Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed) in the respective Eligible Currencies in which such Letters of Credit are denominated. Upon notification by the Agent to the Borrower of its obligations under this Section 2A.6 (no such notification being required in the case of an Event of Default under Section 9.7 with respect to the Borrower), the Borrower shall be immediately obligated to reimburse the aggregate amount of the Deemed Disbursements (in the same Eligible Currencies as comprising the Deemed Disbursements), other than those in respect of the Carlisle LC, by paying the full amount thereof to the Agent for the account of the Issuer prior to 10:00 a.m. Closing Office Time on the date of such Deemed Disbursement and any amount not so reimbursed shall accrue interest (after as well as before judgment) at a rate per annum equal to 1% plus (x) the Base Rate (UK) from time to time in effect with respect to Deemed Disbursements payable in Sterling, or
(y) the Base Rate (US) from time to time in effect with respect to Deemed Disbursements payable in Dollars, in each case payable on demand. All Deemed Disbursements reimbursed by the Borrower pursuant to this Section 2A.6(a) shall be deposited into a single special depository account of the Borrower (the "Deemed Disbursement Account") maintained by the Borrower with, and under the
----------------------------
control of, the Agent (in New York or such other jurisdiction as the Agent and the Borrower agree to) and titled appropriately so as to identify the nature of such account. The Borrower shall take all such action, if any, as is necessary to assure that the Agent has a perfected first priority security interest in said account to the extent that such a security interest can be so granted and perfected in the jurisdiction in which such account is held. All of Borrower's right, title and interest in and to all monies at any time in the Deemed Disbursement Account (and all Disbursement Earnings, if any, thereon) are hereby irrevocably pledged by the Borrower to the Agent for the benefit of itself, the Issuer and the Banks as security to secure the prompt payment to the Agent, the Issuer and the Banks of all the Borrower's liabilities to the Agent, the Issuer and the Banks and to secure the performance by the Borrower of its obligations under this Agreement; and such amounts may be applied to such liabilities in such order as the Agent may direct without notice to, or the consent of the Borrower. The Borrower shall be entitled to receive monies from the Deemed Disbursement Account only as permitted by Section 2A.6(b). The Agent shall invest the monies in the Deemed Disbursement Account in such types of investments as are agreed to by Borrower and the Agent.

          (b) If any such Letter of Credit shall thereafter terminate without the Issuer being required to pay the full amount of the Deemed Disbursement with respect to such Letter of Credit to the beneficiary thereunder, then (unless the Loans have matured, by acceleration or otherwise, or the Borrower has failed to pay any amount then due and payable by it under this Agreement) the Agent will return to the Borrower an amount equal to that portion of the Deemed Disbursement with respect to such terminated Letter of Credit not theretofore applied by the Agent to any Reimbursement Obligation with respect to such Letter of Credit or applied by the Agent in payment of the Notes or any other obligation of the Borrower under this Agreement or any of the Loan Documents. At such time when all Events of Default shall have been cured or waived, the Agent shall return to the Borrower all amounts then on deposit in the Deemed Disbursement Account. Any amounts required to be returned by the Agent pursuant to this Section 2A.6 shall be made in the Eligible Currency in which such deposit was made or as the Borrower and the Agent otherwise agree.

          2A.7.  Nature of Reimbursement Obligations.  The Borrower shall assume
                 -----------------------------------
all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuer (except to the extent of its own gross negligence or willful misconduct), the Agent nor any Bank shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or of any draft, demand or other document, instrument or other paper relating to, or presented under, any Letter of Credit, or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopier or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuer, the Agent or the Banks hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith shall be binding upon the Borrower, the Agent, the Banks and each Bank Assignee hereunder and shall not put the Issuer, the Agent or any Bank or Bank Assignee under any resulting liability to the

Borrower nor put the Issuer under any resulting liability to the Agent or any Bank or Bank Assignee. Nothing herein shall constitute a waiver by the Borrower of any of its rights against any beneficiary of a Letter of Credit.

          2A.8  Other Banks' Participation.  Effective upon the issuance of each
                --------------------------
Letter of Credit and without further action, each Letter of Credit shall be deemed to be issued (and to have been issued, if already issued) on behalf of all Banks (including the Issuer) pro rata based on their respective Revolving
                                 --- ----
Credit Loan Commitments and each Bank shall be deemed to have irrevocably purchased from the Issuer a participation in such Letter of Credit equal to such Bank's pro rata share (based on their respective Revolving Credit Loan
       --- ----
Commitments) of the Stated Amount.  Each Bank shall, to the extent of such pro
                                                                           ---
rata share, promptly reimburse the Issuer (by payment to the Agent at its
----
Designated Office for the account of the Issuer) for any Reimbursement Obligation which has not been promptly reimbursed by the Borrower in accordance with Section 2A.4(b) (and, after such reimbursement, shall be entitled to receive its pro rata share of any payments received by the Issuer or the Agent
            --- ----
for the account of the Issuer with respect to the principal of, and interest on such Reimbursement Obligation); such reimbursements by the Banks shall be made in Dollars, except that reimbursements relating to the Carlisle LC shall be in Sterling. Promptly after issuance of each Letter of Credit, the Issuer (or the Agent upon the request of the Issuer) shall in writing notify the Agent and each Bank with a Revolving Credit Loan Commitment of the initial Stated Amount of such Letter of Credit, the date that it was issued and its Stated Expiry Date, but the failure to give such a notice shall not affect the obligations of the Banks with respect to such Letter of Credit.

          2A.9  Indemnification.  To the extent the Issuer is not reimbursed or
                ---------------
indemnified by the Borrower, the Banks will reimburse and/or indemnify the Issuer, in Dollars, in proportion to their respective Revolving Credit Loan Commitments (or if the Revolving Credit Loan Commitments are terminated, Revolving Credit Loans outstanding or their participations in the Letters of Credit) under this Agreement, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred or sustained by or asserted against the Issuer, acting pursuant to this Section 2A or pursuant to any Letter of Credit, in any way relating to or arising out of any of the foregoing; provided, however, that no Bank shall be
                                     --------  -------
liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuer's gross negligence or wilful misconduct. The obligations of the Banks under this Section 2A.9 shall survive the payment in full of the Loans, the expiration and termination of all Letters of Credit, the payment of all Reimbursement Obligations and any termination of this Agreement.

          2A.10  Collateralization.  If, at any time (after giving effect to the
                 -----------------
provisions of Section 2.5(a), if applicable, at such time) when no Revolving Credit Loans are outstanding, the aggregate Dollar Equivalent of the LC Obligations exceeds the amount of the Total Revolving Credit Loan Commitment then in effect, the Borrower shall (if the Agent so requests) deposit in a cash collateral account with the Agent, on terms and conditions satisfactory to the Agent and as security for the Obligations, an amount in Dollars (and, to the extent requested by the Agent when the Carlisle LC is outstanding, in Sterling) equal to the amount of such excess.

          Section 3.  INTEREST.
                      --------

          3.1  Rate of Interest.  The Borrower agrees to pay interest in respect
               ----------------
of the unpaid principal amount of each Loan from time to time outstanding from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration or otherwise) at the following interest rates: (i) each Libor Loan, at a rate per annum for each Interest Period applicable thereto equal to (x) LIBOR for such Interest Period plus (y) the Eurocurrency Differential, and (ii) each Base Rate (US) Loan, at a rate per annum equal to
(x) the Base Rate (US), such rate to change as and when such Base Rate (US) changes, plus (y) the Base Rate (US) Differential.

          3.2  Interest Payment Dates.  Interest on and prior to maturity in
               ----------------------
respect of each Loan shall be payable in arrears (i) if such Loan is (x) a Libor Loan, on the last day of each Interest Period applicable thereto and, if such Interest Period is longer than three months, at the end of each three-month interval within such Interest Period or (y) a Base Rate (US) Loan, on the last Business Day of each calendar quarter after the making thereof and on the last day of any Interest Period applicable thereto, (ii) upon any prepayment or repayment of such Loan in full (to the extent accrued on the amount prepaid or repaid) and (iii) at maturity (whether by acceleration or otherwise). The Agent shall endeavor to notify the Borrower prior to each such interest payment date of the amount to be paid by Borrower on such date, but no failure by the Agent to do so shall in any way affect Borrower's obligations hereunder to timely pay the full amount of interest due when due; however, no such amount paid in reliance on such a notice, or paid in accordance with the Borrower's good faith calculations in the absence of such a notice, shall constitute an Event of Default under Section 9.1 unless the Borrower shall fail to timely pay the full amount of any further adjustment as may be appropriate pursuant to notice to the Borrower from the Agent.

          3.3  Overdue Payment of Principal and Interest.  Overdue principal of,
               -----------------------------------------
and overdue interest in respect of, each Loan shall bear interest for each day, payable on demand, at a rate per annum (the "Past-Due Rate") equal to 2% per
                                             -------------
annum in excess of the interest rate otherwise applicable to such Loan (up to the end of the then-current Interest Period therefor, or any subsequent interest period therefor selected by the Agent, that is applicable to such Loan).

          3.4  Interest Periods.  For purposes of this Agreement the term
               ----------------
"Interest Period" shall mean (a) with respect to any Libor Loan:
----------------

            (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Loan and ending one, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion, as the case may be, given with respect thereto; and

            (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending one, three or six months thereafter, as selected by the Borrower by irrevocable notice (each an "Interest Period Notice") to the Agent not
                                       ----------------------
          later than 10:00 a.m., Closing Office Time, four Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods for
--------
Libor Loans are subject to the following:

               (1) if any Interest Period pertaining to a Libor Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) any Interest Period that would otherwise extend beyond the date final payment is due on the Libor Loan shall end on such date of final payment;

               (3) any Interest Period pertaining to a Libor Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Libor Loan during an Interest Period for such Loan;

               (5) in the absence of timely selection by the Borrower of an Interest Period for a Libor Loan, the Interest Period shall be one month (subject to the other terms of this proviso); and

               (6) the Borrower shall select Interest Periods in order to comply with the provisions of Section 2.2(b); and

          (b) With respect to any Base Rate (US) Loan, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Loan and ending on the first to occur of the maturity date (whether by acceleration or otherwise) of such Loan or the conversion date with respect to such Loan.

          3.5  Conversion.  (a) The Borrower shall have the option to convert
               ----------
(i) at any time, all or a portion of any Base Rate (US) Loan into a Libor Loan,
(ii) [intentionally deleted], (iii) on the last day of an Interest Period applicable thereto, a Libor Loan into a Base Rate (US) Loan or (iv) [intentionally deleted]; provided, however, (x) without the consent of the Agent
                         --------  -------
or the Required Banks, no portion of the outstanding principal amount of any Base Rate (US) Loan may be converted into a Libor Loan during the continuance of any Default or Event of Default and (y) no Loan may be converted under this
Section 3.5(a) unless the provisions of the next-to-last sentence of Section 2.2(b) are complied with after giving effect to such conversion.

          (b) The Borrower shall exercise the option granted pursuant to Section 3.5(a) by giving, no later than 10:00 a.m., Closing Office Time, on the fourth Business Day prior to the proposed conversion date, written or telephonic notice (confirmed in writing) thereof (a "Notice of Conversion") to the Agent (the
                                   --------------------
details of which notice the Agent shall promptly deliver in writing, or by telephone, promptly confirmed in writing to each Bank). Each Notice of Conversion shall state (i) the option to be exercised pursuant to Section 3.5(a), the requested conversion date which shall be a Business Day and which in the case of the conversion of any Base Rate (US) Loan shall be deemed the last day of the Interest Period applicable thereto and (ii) in the case of a conversion into a Libor Loan, the requested Interest Period therefor. Unless otherwise agreed to by the Agent and the Borrower, the Notice of Conversion shall be substantially in the form of Exhibit M-2 hereto.

          (c) Any Libor Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving an Interest Period Notice to the

Agent, in accordance with Section 3.4, setting forth the length of the next Interest Period to be applicable to such Loan, provided that no Libor Loan may
                                               -------- ----
be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Agent or the Required Banks have determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, Section 2.2(b) would be contravened or (iii) after the date that is one month prior to the end of the Commitment period (in the case of continuations of Revolving Credit Loans) or the date scheduled for payment of the final unpaid installment of principal of the Term Loans and provided, further, that if such continuation
                                   --------  -------
is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate (US) Loans on the last day of such then expiring Interest Period.

          3.6  Automatic Conversion.  If, on or prior to a Eurocurrency Interest
               --------------------
Determination Date for a Libor Loan (and no Notice of Conversion shall have been received with respect to such Loan to be effective at the end of the current Interest period therefor), the Agent shall have received a Supervening Event Notice or shall itself have determined that one of the events described in
Section 2.2(d) has occurred which would make it impossible, unlawful or impracticable to continue such Loan for another Interest Period, the Agent shall promptly notify (in writing or by telephone, promptly confirmed in writing) the Borrower and the Banks thereof and such Loan shall at the end of the current Interest Period therefor be converted into a Base Rate (US) Loan (if permitted by the other provisions of the Agreement).

          3.7  Capital Adequacy.  If any Bank (such term, for purposes of this
               ----------------
Section 3.7, to include the Issuer) shall have determined that the applicability after the date hereof of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by any Bank (or any lending office of any Bank) or any holding company of any Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or on the capital of such Bank's holding company, if any, as a consequence of its obligations hereunder to a level below that which such Bank or such Bank's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Bank's policies and the policies of such Bank's holding company with respect to capital adequacy) by an amount deemed by such Bank to be material, then, upon demand by such Bank (or by the
                                    ----
Agent on such Bank's behalf), the Borrower shall pay to such Bank from time to time such additional amount or amounts as will compensate such Bank or such Bank's holding company (as determined by such Bank in good faith) for any such reduction suffered as a consequence of such Bank's obligations hereunder, together with interest on each such amount (commencing three Business Days from the date demanded) until payment in full thereof at the Base Rate (US). A certificate of such Bank submitted to the Borrower through the Agent as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount or amounts, such Bank may use any reasonable method of averaging and attribution as it shall deem applicable.

          3.8  Determination of Rate of Borrowing.  (a) As soon as practicable
               ----------------------------------
after 11:00 a.m., Closing Office time, on each Eurocurrency Interest Determination Date for a Libor Loan, the Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) LIBOR to be applicable to such Libor Loan for the next succeeding Interest Period therefor and shall promptly give notice thereof in writing or by telephone (confirmed in writing) to the Borrower and the Banks.

               (b) Notwithstanding the foregoing, in the event that prior to the first day of any Interest Period for a Libor Loan:

               (i) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR for such Interest Period, or

               (ii) the Agent shall have received notice from the Required Banks that LIBOR determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such Interest Period, the Agent shall give written or telephonic (promptly confirmed in writing) notice thereof to the Borrower and the Banks as soon as practicable thereafter. If such notice is given (x) any Libor Loans requested to be made on the first day of such Interest

Period shall be made as Base Rate (US) Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Libor Loans shall be converted to or continued as Base Rate (US) Loans, and (z) any outstanding Libor Loans shall be converted, on the first day of such Interest Period, to Base Rate
(US) Loans. No further Libor Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate (US) Loans to Libor Loans until the circumstances causing such suspension no longer exists.

          3.9  Requirements of Law.  (a) If any Bank shall have reasonably
               -------------------
determined (which determination shall be final and conclusive and binding upon all parties) that by reason of (x) the requirements of Regulation D of the Board of the Governors of the Federal Reserve System or (y) any Regulatory Change after the date hereof or (z) other circumstances affecting such Bank (such as for example but not limited to a change in official reserve requirements or increased capital reserves required or imposed by any regulatory authority or entity (domestic or foreign) having jurisdiction over or with respect to such Bank or any change in the basis of taxation of payments to such Bank of principal or interest on any Libor Loan (other than taxes covered by Section 5.2 or taxes on such Bank's overall income by the jurisdiction where such Bank's principal or lending office or offices are located) to the extent not provided for in clause (x) above), such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder in respect of any Libor Loan, then,
                                                                           ----
and in any such event, the Bank so affected shall promptly give notice in writing or by telephone (confirmed in writing) to the Borrower (with a copy to the Agent if given by a Bank other than the Agent) of such determination. Thereafter, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (which may be in the form of an increased rate of, or a different method of calculating, interest if the Borrower and the Bank so agree) as shall be sufficient to compensate such Bank for such increased cost or reduction in amounts received or receivable, provided that in the case of any
                                             -------- ----
such determination pursuant to clause (x) with respect to any Libor Loan, the written notice from the Bank to the Borrower shall specify the additional amount required to be paid with respect to such Loan (with such amount so stated to be final with respect to each Interest Period therefor until notice is received by the Borrower and the Agent from such Bank that the condition giving rise to such determination is no longer applicable) and such additional amount shall be paid at the same time, and together with, the interest otherwise payable in respect of such Libor Loans for such affected Interest Periods. Each such notice or demand shall, absent manifest error, be final and conclusive and binding upon all of the parties hereto; provided that before giving any such notice or making
                           -------- ----
any such demand, each Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would avoid the need for, or materially reduce the amount of, such increased cost.

          (b) In the case of any Bank affected by subsection 3.9(a), other than clause (x) thereof (any such Bank, together with any Bank affected by subsection 3.10, an "Affected Bank"), the Borrower may (subject to the other provisions of
          -------------
this Agreement) exercise any one of the following options if the exercise of such option shall eliminate the need to pay compensation to the Affected Bank pursuant to Section 3.9(a):

               (i) If such determination by the Affected Bank relates only to Libor Loans then being requested by the Borrower pursuant to a Notice of Borrowing or a Notice of Conversion, the Borrower may, prior to the date on which such Libor Loans are to be made or converted, by giving notice in writing or by telephone (confirmed in writing) to the Agent and the Banks, withdraw such Notice of Borrowing or such Notice of Conversion for all Banks.

               (ii) Upon written notice to the Agent and the Banks, the Borrower may terminate the obligation of the Banks to make or maintain Loans as, or convert Loans into, Libor Loans and, in such event, the Borrower shall on the first day of the next occurring Interest Period applicable thereto convert all Libor Loans into Base Rate (US) Loans in the manner contemplated by Section 3.5 but without satisfying the notice requirements therein.

               (iii) The Borrower may, by giving notice in writing or by telephone (confirmed in writing) to the Affected Bank, the Agent and the other Banks, require the Affected Bank to make the Libor Loan then being requested as a Base Rate (US) Loan, or to continue to maintain its outstanding Base Rate (US) Loan then the subject of a Notice of Conversion as a Base Rate (US) Loan, as the case may be, or to convert each Libor Loan then outstanding that is so affected into a Base Rate
          (US) Loan on the first day of the next occurring Interest Period applicable thereto, or within such earlier period, as is required by law, such notice to pertain only to the Loans of the Affected Bank and to have no effect on the obligations of the other Banks to make or maintain such Libor Loans or to convert Loans into such Libor Loans.

          3.10  Required Termination and Prepayment.  (a) In the event that at
                -----------------------------------
any time any Affected Bank shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of any of its Libor Loans has become unlawful by compliance by the Affected Bank in good faith with any law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), the Affected Bank shall promptly give notice in writing or by telephone (confirmed in writing) to the Agent and the Borrower of such determination; provided that before giving any such notice,
                                    -------- ----
each Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such a designation would allow the Bank to continue to perform its obligations to make Libor Loans affected by such determination. Upon receiving such notification, the Borrower shall (subject to the other provisions of this Agreement) forthwith take one of the actions specified in Section 3.9(b) (to the extent required to cure such condition). If the Borrower has not exercised one of the options specified in Section 3.9(b) within the time periods therein prescribed, the Borrower shall be deemed to have exercised the option set forth in clause (iii) of Section 3.9(b) (requiring the making, continuance or conversion into Base Rate (US) Loans) and to have given the notice specified therein. If any such conversion of a Libor Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to the Affected Bank such amounts, if any, as may be required pursuant to Section 3.11. If circumstances subsequently change so that the Affected Bank shall determine that it is no longer so affected, such Bank will promptly notify the Borrower and the Agent, and upon receipt of such notice, the obligations of such Bank to make or continue such Libor Loans or to convert Loans into such Libor Loans shall be reinstated.

          3.11  Compensation.  The Borrower shall compensate each Bank, upon
                ------------
written request by such Bank made through the Agent (which request shall, absent manifest error, be final and conclusive and binding upon all parties), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by such Bank to lenders of funds borrowed by it to make or carry its Libor Loans and any reasonable loss (including any loss of margin) sustained by such Bank in connection with the liquidation or re-employment of such funds), which such Bank may sustain: (i) if for any reason (other than a default by such Bank) a borrowing or conversion of any Libor Loan does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion (whether or not withdrawn), (ii) if any prepayment, repayment or conversion of any of its

Libor Loans occurs on a date which is not the last day of the Interest Period applicable thereto, (iii) if any prepayment of any of its Libor Loans is not made on any date specified in a notice of prepayment given by the Borrower, or
(iv) as a consequence of any default by the Borrower hereunder.


          Section 3A.  CURRENCIES.
                       ----------

          3A.1  Amount of Currency to be Made Available.  (a)  Amounts to be
                ---------------------------------------
made available by each Bank in response to a Notice of Borrowing, Notice of Conversion or conversion pursuant to Section 3.5, 3.9 or 3.10 shall be made in Dollars and be based upon such Bank's pro rata portion (based upon its applicable Commitment or its portion of the Loan to be converted, as the case may be) of the principal amount of the relevant Loan.

               (b)  [intentionally deleted]

               (c)  [intentionally deleted]

               (d)  [intentionally deleted]

          3A.2  Adjusting Payments.  (a) [intentionally deleted]
                ------------------

               (b)  [intentionally deleted]

          (c) If on any given date the Banks are making Loans to the Borrower in the same currency that the Borrower is, on such date, repaying Loans to the Banks, then, for administrative convenience, the Agent and the Borrower may by mutual consent net out the two amounts so that only the difference (if any) need be actually transferred. For all other purposes, the two transactions shall be deemed separate borrowings and repayments except as specifically stated otherwise in this Agreement.

          3A.3  Locations of Payment.  (a) [intentionally deleted]
                --------------------

          (b) On each date on which any amount is to be paid by the Borrower to the Agent or any Bank hereunder, the Borrower shall make that amount available to the Agent, in Dollars (except to the extent that Sterling is otherwise specified therefor elsewhere in this Agreement, including without limitation in Sections 2A.3(a) and 2A.4(b), but subject to the provisions of Section 5.1(a)(iv) hereof), as follows:

          (i) to the account of such office of the Agent or such Bank in the US or the UK or the Cayman Islands as the Agent may specify; provided that payments
                                                          --------
in Sterling shall (unless the Agent and Borrower otherwise agree) be made to the Agent's account at a branch of the Agent in the UK; and

          (ii) [intentionally deleted].

          3A.4  Computations.  The principal amount of each Loan shall be
                ------------
recorded on the books of the Agent, and, in the absence of manifest error, such records shall be rebuttable presumptive evidence thereof.

          3A.5  Necessary Actions.  Without limiting the obligations of the
                -----------------
Borrower hereunder (including its obligation to make payments in Sterling where specified), the Agent is hereby authorized to convert funds received by it in a particular currency in which payment is due in such manner and on such terms as the Agent may, in good faith, deem appropriate.

          3A.6  Excess Outstandings.  The Agent may, from time to time on the
                -------------------
last day of any Interest Period, but in any case not more than once a calendar quarter under this Section 3A.6, calculate the aggregate amount of all Revolving Credit Loans outstanding plus all LC Obligations (said aggregate amount, the "Aggregate Outstanding Amount"). If the Agent determines that due to a
-----------------------------
fluctuation in exchange rates, the Dollar Equivalent of the Aggregate Outstanding Amount exceeds the Total Revolving Credit Loan Commitment, then the Agent may so notify the Borrower and the Borrower shall promptly pay to the Agent on behalf of the Banks the amount which the Agent specifies is required to eliminate or reduce any such excess; any such payments shall be treated as repayments of Revolving Credit Loans to the extent Revolving Credit Loans are then outstanding. In the event that there are no Revolving Credit Loans outstanding to do so (or the amount thereof is insufficient), the Borrower shall (if the Agent so requests) deposit in a cash collateral account with the Agent, on terms and conditions satisfactory to the Agent and as security for the Obligations, an amount in Dollars (and, to the extent requested by the Agent when the Carlisle LC is outstanding, in Sterling) equal to the amount of such deficiency.


          Section 4.  COMMITMENT COMMISSION, ETC.
                      ---------------------------

          4.1  Commitment Commission.  The Borrower agrees to pay to the Agent
               ---------------------
for the account of each Bank a Commitment commission with respect to its Revolving Credit Loan Commitment for the period commencing on the Closing Date, to and including the date on which the Revolving Credit Loan Commitments of the Banks have been permanently terminated in full, computed at a rate per annum equal to 1/2 of 1% on the average daily Unutilized Revolving Commitment of such Bank (computed in Dollars) during the period for which payment is made. For the purposes of the preceding sentence, issuance of Letters of Credit shall be deemed to be a utilization of the Banks' respective Revolving Credit Loan Commitments in an amount equal to LC Outstandings, pro rata as to each Bank
                                                   --- ----
based on the amount that its Revolving Credit Loan

Commitment bears to the Total Revolving Credit Loan Commitment. Such Commitment commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the date upon which the Revolving Credit Loan Commitments shall be permanently terminated. The Agent shall endeavor to notify the Borrower prior to the end of each such calendar quarter of the amount to be paid by Borrower at the end of such quarter, but no failure by the Agent to do so shall in any way affect Borrower's obligations hereunder to timely pay the full amount due when due; however, no such amount paid in reliance on such a notice, or paid in accordance with the Borrower's good faith calculations in the absence of such a notice, shall constitute an Event of Default under Section 9.1 unless the Borrower shall fail to timely pay the full amount of any further adjustment as may be appropriate pursuant to notice to the Borrower from the Agent.

          4.2  Agent's Fees.  The Borrower agrees to pay to the Agent for its
               ------------
own account the non-refundable fees (the "Agent's Fees") specified in the letter
                                          ------------
agreement dated May 8, 1991 between the Agent and the Borrower, on the dates specified therein. The Borrower's obligations to pay these fees (and those set forth in Section 4.3 below) are obligations of the Borrower under this Agreement and are secured by the Security Documents and entitled to the benefits of the Guarantee Agreements.

          4.3  Amendment Fee.  The Borrower agrees to pay to the Agent, for and
               -------------
on behalf of the Banks that are party to this Agreement on the Amendment Effective Date, a facility amendment fee of $100,000, payable as follows:
$25,000 shall be paid 60 days after the Amendment Effective Date and the balance in three equal installments every 30 days thereafter.

          4.4  Currency.  Fees and commissions payable pursuant to this Section
               --------
4 shall (unless specified otherwise elsewhere in this Agreement) be paid by the Borrower in freely transferable Dollars.

          4.5  Accrued Commitment Commission.  Any Commitment commission accrued
               -----------------------------
but unpaid immediately prior to the Amendment Effective Date (based on the amount of the Total Revolving Credit Loan Commitment under the Original Agreement) shall be paid on the first regularly-scheduled date for the payment of Commitment commissions to occur after the Amendment Effective Date notwithstanding that the amount of the Total Revolving Credit Loan Commitment has been permanently reduced as of the Amendment Effective Date.


          Section 5.  PAYMENTS, ETC.
                      --------------

          5.1  Currency, Payments on Non-Business Days; Calculations.  (a)
               -----------------------------------------------------
Dollars are the currency of account for each
and every sum due from the Borrower hereunder and under the other Loan Documents; provided that:
           -------- ----

               (i) [intentionally deleted];

               (ii) [intentionally deleted];

               (iii) each payment in respect of costs and expenses shall be paid in the currency in which the same are invoiced; and

          (iv) payments required to be made in Sterling pursuant to Sections 2A.3(a) and 2A.4(b) shall be made in Sterling unless the Agent and the Borrower agree, as to any such payment, that it shall be made in Dollars.

          (b) Except as otherwise set forth in Section 3.10(ii), whenever any payment to be made hereunder or otherwise in connection with any Loan shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be payable at the applicable rate during such extension. Interest hereunder (including, without limitation, interest on the Loans) and under the Loan Documents (other than any interest on the Prepayment Account, the Deemed Disbursement Account and the Cash Collateral Account) and Commitment commissions shall be calculated on the basis of a 360 day year and the actual number of days elapsed; if for any reason a Loan is repaid on the same day on which it is made, one day's interest (subject to the other provisions of this Agreement) shall be paid on that Loan.

          5.2  Net Payments; Application.  (a) All payments hereunder and under
               -------------------------
the other Loan Documents (including, without limitation, prepayments and repayments pursuant to Section 2) shall be made by the Borrower to the Agent or the Issuer, as the case may be, in immediately available, freely transferable, freely convertible same day Dollars (except if and to the extent provided otherwise by Sections 2A.3(a), 2A.4(b) and 5.1(a)(iv)) at the Closing Office (or as otherwise provided in Section 3A.3) without setoff or counterclaim and in such amounts as may be necessary in order that all such payments (after (i) withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed on the amounts described above by any government or any political subdivision or taxing authority thereof, other than any tax (other than such taxes referred to in clause (ii) below) imposed on a Bank pursuant to the income tax laws of the jurisdiction where such Bank's principal or lending office or offices are located (collectively, the "Taxes") and (ii) deduction of an amount equal to any
                            -----
taxes on or measured by the net income payable to such Bank with respect to the amount by which the payments required to be made by this Section 5.2 exceed the amount otherwise specified to be paid under this Agreement and the Notes) shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes. With respect to each such deduction or withholding, the Borrower shall promptly (and in no event later than 30 days thereafter) furnish to the Agent such certificates, receipts and other documents as may be required to establish any tax credit, exemption or reduction in rate to which any Bank or holder of a Note may be entitled. Each Bank, other than a Bank organized and existing under the laws of the United States of America or any political subdivision thereof, agrees to furnish the Borrower, as soon as practicable after any written request of the Borrower to such effect, any executed form reasonably requested by the Borrower such as Internal Revenue Service Form 4224 or 1001, and any other applicable US or UK form as to such Bank's entitlement, if any, to exemption from, or a reduced rate of, or its subjection to US or UK withholding tax on amounts payable to it hereunder or under the Notes and each such Bank undertakes to use its best efforts promptly to notify the Borrower of any material change in any information, statement or form so furnished to the Borrower; provided, however, that any failure on the
                                   --------  -------
part of any Bank to furnish any such information, statements or forms shall in no way affect the terms of this Agreement or of the Notes. Notwithstanding the foregoing, in the event any Bank fails to furnish any such information, statements or forms, the Borrower shall only pay to such Bank such amounts under this Agreement and the Notes as are due without those additions described in clauses (i) and (ii) above that would not have been required had such information, statements or forms been provided in a timely fashion. As promptly as practicable after any Bank becomes aware of the existence or occurrence of an event giving rise to the imposition of US or UK withholding tax upon amounts payable to it hereunder or under the Notes, such Bank shall use its best efforts to transfer its Loans or Revolving Credit Loan Commitment to another office of such Bank with a view to avoiding or mitigating the consequences of such tax.
If any Bank determines that it is unable to effect such transfer on or before the thirtieth day after the date such Bank becomes aware of the existence or occurrence of an event giving rise to the imposition of US or UK withholding tax, such Bank shall promptly give notice of such determination to the Borrower. If the Borrower receives notice of such determination from such Bank, the Borrower may, by notice to such Bank, indicate its intention to prepay the affected Loan in full (but with all premiums, if any, provided for in this Agreement and with interest accrued to the date of prepayment on such Loan and all other amounts then payable to such Bank hereunder) on the tenth Business Day after the date of such notice of intention. On or before the tenth day after receipt of any such notice of intention, such Bank may, by notice to the Borrower, irrevocably elect to receive payments hereunder reduced by the amount of such withholding. If such an election is so made, the Borrower (i) shall cease to be under any further obligation to pay any such additional amount in respect of such withholding and
(ii) shall cease to be entitled so to prepay the Loan by virtue of being required to make such withholding. Any Bank which is or becomes subject to such withholding tax agrees to use its best efforts to provide the Borrower with an affidavit, within 30 days after such Bank files its tax return, setting forth the amount of any tax credit it received with respect thereto.

          (b) Unless otherwise specifically provided herein, all payments under or pursuant to, or in satisfaction of any of the Borrower's obligations under this Agreement or under the Notes will be applied in the following order of priority: (i) to any amounts not otherwise listed in this Section 5.2(b) then due and payable under this Agreement, the Notes or the Security Documents, (ii) to any Commitment commission or fees then due and payable pursuant to Section
4.1 of this Agreement, (iii) to any interest on the Loans (unless otherwise specified by Borrower, pro rata according to the aggregate amount of interest
                       --- ----
then due and payable on the Loans) then due and payable, (iv) to any principal amount then due on the Loans (unless otherwise specified by Borrower, first to the Term Loans and then to the Revolving Credit Loans), (v) to reduce the unpaid principal amount of the Revolving Credit Loans, and (vi) subject to the provisions of Section 2.6 hereof, to any amounts not then due on the Term Loans to be applied in inverse order of the mandatory repayments on the Term Loans pursuant to Section 2.4(a).

          (c) Bank of Scotland hereby represents that, at the date of this Agreement, it

          (i) is recognized by the UK Board of Inland Revenue, for the purposes of the Income and Corporation Taxes Act 1988 (as in effect on the date hereof), as carrying on a bona fide banking business in the UK by which all amounts received or receivable by it as a Bank under this Agreement will be taken into account as a trading receipt of such banking business for the purposes of UK Corporation Tax; or

          (ii) is resident in a jurisdiction with which the UK has, at the date of this Agreement, an appropriate "double taxation treaty" reducing the amount of UK tax on amounts received or receivable by it as a Bank under this Agreement to zero, or exempting such amounts from such tax.

          (d) If (i) the Borrower makes any payment to a Bank under Section 5.2(a), (ii) there are no amounts then payable, but unpaid, by the Borrower under this Agreement or the other Loan Documents, and (iii) no Default or Event of Default has occurred which has not been remedied by the Borrower or waived by the Required Banks, such Bank shall negotiate with the Agent and the Borrower with a view to reimbursing the Borrower, following receipt by such Bank (and the passage of all periods for the audit of the tax records of the Bank by the Inland Revenue or other appropriate tax authority for the period in question), such proportion of any available credit against, or remission for, tax as such Bank in good faith certifies to be attributable to this Agreement or the other Loan Documents and the proportion which will leave it (after reimbursement to the Borrower) in no worse position than it would have been in had the relative withholding or deduction never been required. This Section shall not impose any obligation on any Bank:

          (1)  to manage its tax or other affairs in any particular manner; or

          (2) to claim any credit against, or remission for, tax payable on amounts received by it under this Agreement or the other Loan Documents in priority to any other tax relief, or allowance for tax borne by it, on such amounts; or

          (3) to disclose any information concerning its tax affairs to the Borrower or to any other Person.

          Any reimbursement to the Borrower shall be made promptly after certification by a Bank of any amount due to the Borrower.

          5.3  Distribution by Agent.  All payments received by the Agent from
               ---------------------
the Borrower on account of principal and interest under this Agreement or the Notes or with respect to Commitment commission shall be promptly distributed by the Agent to the Banks (in the same currency and type of funds received by the Agent) as follows: (a) if in respect of principal and if Borrower has designated that the payments are being made in respect of the Term Loans or in respect of the Revolving Credit Loans, then on a pro rata basis to each of the
                                                 --------
Banks having Term Loans or Revolving Credit Loans, as the case may be, outstanding; (b) if in respect of principal and Borrower has not designated whether the payments are being made in respect of the Term Loans or the Revolving Credit Loans, then on a pro rata basis to all Loans outstanding; (c)
                                  --------
if in respect of interest paid on the Loans pursuant to Section 3 and the Borrower has designated that the payments are being made in respect of the Term Loans or in respect of the Revolving Credit Loans, then on a pro rata basis to
                                                             --- ----
each of the Banks having Term Loans or Revolving Credit Loans, as the case may be, outstanding; (d) if in respect of interest due on the Loans and the Borrower has not designated whether such payments are being made in respect of Term Loans or the Revolving Credit Loans, then to each Bank in the proportion that the aggregate amount of such unpaid interest due on the Loans of each such Bank bears to the aggregate amount of such unpaid interest due on all such Loans; (e) if in respect of Commitment commission pursuant to Section 4.1, to each Bank in the proportion that the Revolving Credit Loan Commitment of such Bank bears to the Total Revolving Credit Loan Commitment; (f) [intentionally deleted]; (g) if in respect of fees pursuant to Section 4.3, to each Bank party to this Agreement on the Amendment Effective Date in proportion that the Term Loan Commitment and Revolving Credit Loan Commitments of such Banks on such date bears to the Total Commitments on such date; (h) if in respect of a payment under Section 5.2(a) hereof, to each Bank in accordance with its entitlement thereto; (i) if in respect of payments made in Section 2A, as provided in Section 2A; and (j) if in respect of Sections 3.7-3.11, as provided in such sections. Other than in respect of amounts received directly from the Borrower for repayment to the Banks (which shall be paid in the currency received, unless otherwise separately agreed to in writing by the Agent and such Bank), the Agent is hereby irrevocably authorized (but not required) by the Borrower and the Banks to convert funds received in a particular currency to the currency in which payment is due, in such manner and on such terms as the Agent may in good faith deem appropriate.


          Section 6.  CONDITIONS PRECEDENT TO INITIAL LOANS.
                      -------------------------------------

          The Banks party to this Agreement on the Closing Date (the "Closing
                                                                      -------
Date Banks") were not obligated to make the Term Loan or the initial Revolving
----------
Credit Loan (or issue the Carlisle LC or any other Letter of Credit on the Closing Date) hereunder unless on the date of such Loans or such issuance (unless otherwise specifically indicated) the following conditions (and certain others that were contained in the Original Agreement) were satisfied to the satisfaction of the Agent (or waived by the Agent). The Agent and the Banks hereby acknowledge that such conditions were so satisfied on the Closing Date or waived, on satisfactory terms and conditions, for purposes of the transactions occurring on the Closing Date.

          6.1  Default, etc.  On the date of such Loans or the issuance of a
               ------------
Letter of Credit (and after giving effect to the Loans made and Letters of Credit issued on such date), there shall exist no Default or Event of Default and all representations and warranties made by the Credit Parties herein or in the other Loan Documents or otherwise by the Credit Parties in writing in connection herewith or therewith shall be true and correct in all material respects with the same effect as though such representations and warranties have been made at and as of such time.

          6.2  Notes.  The Agent shall have received for each of the Closing
               -----
Date Banks the Term Notes and the Revolving Credit Notes, each duly executed and completed by the Borrower.

          6.3  KSI Agreements.  (a) KSI shall have executed and delivered to the
               --------------
Agent an agreement substantially in the form of Exhibit G-1 to the Original Agreement (as amended, supplemented or otherwise modified from time to time, the "Deficiency Undertaking") in connection with KSI's obligations related to United
 ----------------------
States income taxes payable by Holding and its US Subsidiaries; environmental liabilities of the Consolidated Group; and payments required to be made by the Borrower in connection with the 1993 Notes.

          (b)  [intentionally deleted]
          (c) KSI shall have executed and delivered to the Borrower (with a copy to the Agent) KSI's guaranty (in form and substance satisfactory to the Borrower and the Agent) of the 1993 Notes (such guaranty, as the same may from time to time be amended, supplemented or otherwise modified with the consent of the Agent, the "KSI UK Guaranty").
            ---------------

          6.4  Supporting Documents.  There shall have been delivered to the
               --------------------
Agent (with sufficient copies for each of the Closing Date Banks) such information and copies of documents, approvals (if any) and records (certified where appropriate) of corporate and legal proceedings as the Agent or any Bank may have reasonably requested relating to the Credit Parties' entering into, issuance and performance of the Loan Documents, the Offering Documents, the Acquisition Agreement (FAI) and the other agreements and documents related thereto to which each is a party. Such documents shall, in any event, include:

          (a) certified copies of the Charter Documents of each of the Credit Parties (other than Foreign Subsidiaries that are not Significant Subsidiaries or Foreign Guarantors);

          (b) certificates of authorized officers of each of the Credit Parties designated by the Agent, certifying the corporate resolutions of each such entity relating to the entering into and performance of the aforesaid documents to which such entity is a party and the transactions contemplated thereby, and, if applicable, the Acquisition; provided that the resolutions certified on the
                                -------------
Closing Date need not include ones authorizing the entering into and performance of documents to be delivered pursuant to Section 7.18 that are not being delivered on the Closing Date;

          (c) certificates of authorized officers of each of the Credit Parties designated by the Agent, with respect to the incumbency and specimen signatures of their respective officers or representatives authorized to execute such documents and any other documents and papers, and to take any other action, in connection therewith;

          (d) a certificate of an authorized officer of Holding and an authorized officer of the Borrower certifying, as of the date of the Loan, compliance with the conditions of Section 6.1, 6.5(b)(ii), 6.5(f), 6.6(a)-(h) (inclusive), 6.7, 6.9(a), 6.10(c), 6.10(d), 6.11, 6.16, 6.19 and 6.20(c) and
also the absence of any Material Adverse Changes of the type referred to in
Section 6.17; and

          (e) a certificate of an authorized officer of Furmanite certifying (as to FAI, Furmanite and the Subsidiaries of Furmanite) that the representations and warranties with respect to FAI, Furmanite and such Subsidiaries contained in
Section 10 hereof are true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of such time and certifying (as to such entities) the absence of any Material Adverse Changes of the type referred to in Section 6.17.

          6.5  Security Documents.  There shall have been delivered to the Agent
               ------------------
(with sufficient copies for each of the Closing Date Banks):

          (a) (i) A fixed and floating charge, substantially in the form of Exhibit B-1 to the Original Agreement, executed by the Borrower (as the same may from time to time be amended, supplemented or otherwise modified, the "Borrower
                                                                       --------
Security Agreement", which term shall also include the Mortgage of Securities
------------------
(substantially in the form of Exhibit D-2 to the Original Agreement) to be executed by the Borrower on the Closing Date, as the same may from time to time be amended, supplemented or otherwise modified) and said Mortgage of Securities.

          (ii) A guaranty executed by FAI (as the same may from time to time be amended, supplemented or otherwise modified, the "FAI Guaranty"), substantially
                                                  ------------
in the form of Exhibit C-1 to the Original Agreement, covering all of Borrower's obligations under this Agreement.

          (iii) Security agreements executed by Holding and FAI (as the same may from time to time be amended, supplemented or otherwise modified, the

"Holding Security Agreement" and the "FAI Security Agreement", respectively),
---------------------------           ----------------------
each substantially in the form of Exhibit B-2 to the Original Agreement, securing (as to Holding) all the obligations of Holding under this Agreement and of FAI under the FAI Guaranty and (as to FAI) all the obligations of FAI under the FAI Guaranty. Except to the extent otherwise consented to by the Agent, all Liens under all Security Documents shall be first priority Liens in favor of the Agent on behalf of the Banks.

          (iv) Guaranty agreements and security agreements substantially in the form of Exhibits C-3 and B-2 to the Original Agreement respectively (or such other forms approved by the Agent as are appropriate in the jurisdictions where the respective Foreign Guarantors are organized), executed by each Foreign Guarantor (each such agreement, as the same may from time to time be amended, supplemented or otherwise modified, a "Foreign Guaranty" and a "Foreign Security
                                       ----------------         ----------------
Agreement", respectively), guaranteeing all of Borrower's obligations under this
---------
Agreement and securing such guarantees with security interests in all personal and real property of the Foreign Guarantors. Notwithstanding the foregoing, each Foreign Guarantor that is a non-Significant Subsidiary and is incorporated in a jurisdiction other than Germany, Belgium, the Netherlands or Luxembourg may agree in its Foreign Guaranty not to grant or permit to exist any Lien whatsoever in any assets held by such Person in lieu of such Person executing and delivering a Foreign Security Agreement.

          (v)  Agreements ("Negative Pledge Agreements") from each Foreign
                            --------------------------
Guarantor that (x) is not a Significant Subsidiary and (y) with the Agent's consent, does not execute and deliver a Foreign Security Agreement pursuant to
Section 6.5(a)(iv) hereof, wherein each such Person agrees not to grant or permit to exist any Lien in any of its assets. Said agreements may be incorporated in the Foreign Guaranty signed by each Foreign Guarantor.

          (b)  (i)  A Pledge Agreement executed by KSI and the US
Guarantors, substantially in the form of Exhibit D-1 to the Original Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "US Pledge Agreement"), covering all of the shares issued by the US
           -------------------
Guarantors and the Borrower (and any intercompany notes payable to any of such Persons), together with (x) certificates representing such pledged shares, (y) undated stock powers for such certificates executed in blank and (z) as to any such intercompany notes (including without limitation any issued pursuant to Section 6.20(c) hereof), endorsed in blank by the payee thereof.

          (ii)  [intentionally deleted]

          (iii) Pledge agreements in form and substance satisfactory to the Agent, executed by each Foreign Subsidiary which itself owns stock or other equity interests in another Subsidiary (each such agreement, as the same may be amended, supplemented or otherwise modified from time to time, a "Foreign Pledge
                                                                  --------------
Agreement"), covering all of the shares or other equity interests issued by the
---------
Subsidiaries of the Foreign Subsidiaries, together with (x) certificates representing such pledged shares (to the extent such ownership interest is represented by share certificates), (y) undated stock powers for such certificates executed in blank and (z) evidence that such pledge has been noted on the stock records of the companies whose shares have been pledged.

          (c) Intellectual property mortgages executed by each US Guarantor, and by each Foreign Guarantor that is a Significant Subsidiary, substantially in the form of Exhibit E to the Original Agreement or such other form agreed to by the Agent (each, as the same may be amended, supplemented or otherwise modified from time to time, an "IPM"), covering (as to each) all patents, trademarks,
                  ---
copyrights, trade names, and licenses of such Persons together with a favorable opinion of patent and trademark counsel satisfactory to the Agent with respect thereto.

          (d) Such consents of third parties as the Agent may reasonably request.

          (e) A first mortgage or deed of trust, in form and substance satisfactory to the Agent and substantially in the form of Exhibit F to the Original Agreement (as the same may from time to time be amended, supplemented or otherwise modified, the "Mortgage (US)"), executed by FAI and covering all of
                            -------------
FAI's interest in Sites in the US; together with evidence that counterparts of the Mortgage (US) have been recorded (or, with the Agent's consent, delivered to the title company for recording) in all appropriate places; and mortgage title policies (or irrevocable binders) issued by a title insurance company satisfactory to the Agent (and in the amount of $2,000,000, which the Borrower hereby represents is not less than twice the appraised value of the Site (US)) committing to insure the Banks that the Mortgage (US) creates a valid and perfected first priority lien on the real property covered thereby, free and clear of all defects and encumbrances except such Liens which neither represent Liens securing monetary obligations nor any other Liens to which the Agent shall object. Such Mortgage (US) shall secure all obligations of FAI under the FAI Guaranty.

          (f) (i) Evidence of all filings of financing statements under the applicable Uniform Commercial Code, satisfactory Lien search requests on Form UCC-11 and analogous forms, confirming the absence of any perfected Liens (except Permitted Liens) prior to the Banks' Liens (except those consented to by the Agent) and all other actions (except those with respect to UK documents that, in the opinion of Freshfields, are typically made after the Closing Date and are listed on Schedule 10.6 to the Original Agreement and those that relate to documents referred to in Section 7.18 that have not yet been executed) with respect to the Liens created by the Security Documents as are necessary or appropriate to perfect such Liens

(except for Liens on property of the UK Guarantors which are required to be perfected after the Closing Date pursuant to Section 7.18 and notifications required to be placed on certificates of title for vehicles when the same is required to perfect Liens therein).

          (ii) A release, in form and substance satisfactory to the Agent, of all Liens (except Permitted Liens and other Liens permitted by Section 8.2 hereof) in all assets of the Loan Parties and the US Guarantors, including properly executed UCC-3 termination statements and similar documents under the applicable laws of other relevant jurisdictions.

          (iii) A Companies Form G395 completed in respect of the Borrower Security Agreement shall have been duly executed by Borrower and delivered to Freshfields for filing.

          (iv) All security given by the Borrower shall have been given in compliance with the requirements of sections 151-158 (inclusive) of the Companies Act 1985. The Agent and its counsel shall have been satisfied that all such requirements with respect to such security have been met.

          6.6  Acquisitions.  (a)  [intentionally deleted]
               ------------

               (b)  (i)  [intentionally deleted]

                (ii)  [intentionally deleted]

               (c)  [intentionally deleted]

               (d) Prior to the Closing Date, KSI shall have:

               (w)  [intentionally deleted]

               (x)  [intentionally deleted]

          (y) provided (Pounds)24,233,000 to the Borrower in manner and form satisfactory to the Agent, which amount shall have been used by Borrower as follows:

               (A)  [intentionally deleted]

               (B)  [intentionally deleted]

KSI may satisfy its obligation as to such (Pounds)24,233,000 pursuant to this clause (y) by capital contributions, in cash, or by loans; any such loans shall have been evidenced by a promissory note or notes (each such note, a "Temporary
                                                                      ---------
Note"), which notes shall have thereafter been contributed by KSI to Holding as
----
a capital contribution and be owned by Holding on the Closing Date (both before and after giving effect to the transactions contemplated hereby to occur on the Closing Date) except to the extent repaid by Borrower on the Closing Date and except as permitted by Section 8.3(iv) of the Original Agreement as in effect on the Closing Date.

          (e) KSI shall have reserved, solely for issuance in exchange for the Temporary Preference Shares, 1,098,373 shares of its 12% Convertible Class A Preferred Stock Series D shares, par value (Pounds)5.34 per share (the "KSI
                                                                        ---
Shares").
------

          (f) The Depositary Documents shall have been executed and delivered by the parties thereto and the Depositor shall have deposited, in the Depositary Bank pursuant to the Bank Charge, an amount equal to the amount of the Sterling Guarantee (which amount is included in KSI's capital contribution referred to in clause (d) above).

               (g)  [intentionally deleted]

               (h)  [intentionally deleted]

          (i) All opinions of counsel, if any, delivered subsequent to March 1, 1991 and prior to or on the Closing Date to any Credit Party by counsel for any of them in connection with either of the Acquisitions shall have been delivered to the Agent, together with a letter from such counsel stating that the Agent and the Banks may rely upon such opinions with the same effect as if said opinions were addressed to them.

          6.7  Approvals and Consents.  All orders, permissions, consents,
               ----------------------
approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Agreement, the other Loan Documents, the Offering Documents, the Acquisition Agreement (FAI) and the transactions contemplated hereby and thereby by any Credit Party shall have been obtained (and, if so requested, furnished to the Agent, with sufficient copies for the Closing Date Banks), except as otherwise contemplated by Section 7.18 hereof.

          6.8  Financial Statements.  The Borrower shall have delivered, or
               --------------------
caused to be delivered, to the Agent (with sufficient copies for the Closing Date Banks):

               (a)  [intentionally deleted]

               (b)  [intentionally deleted]

          (c) a letter from EY (US) dated the Closing Date, satisfactory in form and substance to the Agent, relating to the availability of the full amount of KSI's NOL to the US

Subsidiaries and to substantially the same effect as EY's letter to the Agent on the same subject dated January 23, 1991 (but updated to the Closing Date).

          (d) a letter from EY (UK) dated the Closing Date, satisfactory in form and substance to the Agent, relating to the full deductibility of interest paid by the Borrower on the Loans from the consolidated income of the UK Subsidiaries for purposes of UK income taxes and substantially in the form of Exhibit D to the Commitment Letter (but updated to the Closing Date).

          (e) a "solvency" letter as to each of Holding, FAI and the Borrower, satisfactory in form and substance to the Agent, from the chief financial officers of each such Credit Party, and after giving effect to the transactions contemplated by this Agreement (including without limitation the Acquisitions), substantially in the form of Exhibit A to the Commitment Letter.

          6.9  Reports.  The Closing Date Banks shall have received from Persons
               -------
satisfactory to them:

          (a) all environmental audits and reports (the "Audits") undertaken or
                                                         ------
received by KSI or any member of the Consolidated Group with respect to their respective Properties (other than property of KSI), in form and substance satisfactory to the Agent; and

          (b) an analysis satisfactory to the Agent, of all litigation (if any) to which any Credit Party or any of their respective assets is party or subject, or by which any Credit Party is otherwise affected.

          6.10  Insurance.  There shall have been delivered to the Agent (with
                ---------
sufficient copies for the Closing Date Banks):

               (a)  [intentionally deleted];

               (b) evidence of the payment of all premiums for the insurance policies referred to in Section 7.4, such policies to be in form and substance, and issued by companies, satisfactory to the Agent;

               (c) a certificate of an authorized officer of Holding, the Borrower and Furmanite that all such insurance policies of the members of the Consolidated Group are in full force and effect and that the insurance maintained by each member of the Consolidated Group as of the Closing Date (after giving effect to the Acquisitions) meets the requirements of Section 7.4 as of the Closing Date (after giving effect to the Acquisitions); and

          (d) certificates (or comparable documents typically provided to bank lenders in the UK in transactions such as those contemplated by this Agreement) from the aforesaid insurance companies or their brokers stating that the Agent (on behalf of the Banks) has been named as an additional insured and/or loss payee (as appropriate) on all such policies. This Section 6.10(d) shall not apply to those UK Subsidiaries prohibited by UK law from delivering such certificates (or comparable documents) on the Closing Date.

          6.11  Tax Allocation Agreement.  A tax allocation agreement
                ------------------------
satisfactory to the Agent shall have been entered into among the Credit Parties and each other entity which will join in a consolidated tax return with the Credit Parties, which agreement will provide, inter alia, that Holding and its
                                              ----- ----
Subsidiaries will be entitled to the benefit of the NOL's to the extent they are capable of utilizing it and shall not be required to reimburse KSI or any Affiliate of KSI for any such utilization.

          6.12  Legal Opinions.  The Agent shall have received legal opinions
                --------------
(in sufficient counterparts for each of the Closing Date Banks), in form and substance satisfactory to the Agent, addressed to the Agent and the Closing Date Banks and dated the Closing Date, of

          (a) US counsel to KSI and Holding, Fulbright and Jaworski, covering
(x) the matters set forth in Exhibit J-1 to the Original Agreement, (y) that the Acquisition (FAI) has been consummated in accordance with the Acquisition Agreement (FAI) and in compliance with all relevant laws and regulations of the United States of America and of the States of Texas, Virginia and Delaware and
(z) such other matters as the Agent or any Bank may reasonably request;

          (b) Freshfields or UK counsel to Holding and the Borrower, covering
(x) the matters set forth in Exhibit J-2 to the Original Agreement, (y) that the Acquisition (UK) has been consummated in accordance with the Offering Documents and in compliance with all relevant laws and regulations of the UK, and (z) such other matters as the Agent or any Bank may reasonably request;

               (c)  [intentionally deleted]

          (d) counsel for Borrower or Furmanite in Germany, Belgium and the Netherlands (and such other local or foreign counsel to the Borrower or Furmanite as requested by the Agent or any Bank), covering under the laws of such jurisdictions (i.e., other than the US and the UK) (x) the matters set forth in

Exhibit J-3 to the Original Agreement and (y) such other matters as the Agent or such Bank may reasonably request; and

          (e) special local or foreign counsel for the Agent, but solely if requested by the Agent or any Bank, covering such matters incident to the transactions contemplated hereby as the Agent or any Bank may request.

          6.13  Source and Use of Funds.  The Agent shall have been satisfied as
                -----------------------
to the source and use of funds utilized by KSI, Holding and the Borrower in connection with the Acquisitions. A statement of such sources and uses, certified by the chief financial officers of KSI, Holding and the Borrower, shall have been delivered to the Agent (with sufficient copies for the Closing Date Banks).

          6.14  Change in Law.  On the date of such Loans or the issuance of any
                -------------
Letter of Credit, no change shall have occurred in applicable law, or in applicable regulations thereunder or in interpretations thereof by any Government Authority or other Person which, in the opinion of any Bank, would make it illegal for such Bank to make the Loan required to be made (or the Letter of Credit required to be issued) on such date.

          6.15  All Proceedings to be Satisfactory.  All material corporate,
                ----------------------------------
partnership and legal proceedings and all material instruments in connection with the transactions contemplated by this Agreement and the other documents referred to herein and in connection with the Acquisitions shall be satisfactory in form and substance to the Agent, and the Agent shall have received information and copies of all documents which the Agent or such Bank may reasonably have requested in connection herewith, such documents where appropriate to be certified by proper corporate officials or Government Authorities.

          6.16  No Opposition.  No suit, action or proceeding shall be pending
                -------------
or threatened on the Closing Date before or by any Government Authority or other Person seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, by the Offering Documents or by the Acquisition Agreement (FAI).

          6.17  Adverse Change.  [intentionally deleted]
                --------------

          6.18  Fees and Expenses.  The Agent's Fee referred to in Section 4.2
                -----------------
of the Original Agreement, the Letter of Credit fees payable on issuance with respect to the issuance of the Carlisle LC and other Letters of Credit to be issued on such date, and the facility fees referred to in Section 4.3 of the Original Agreement shall have been paid in full.

          6.19  Amendments to Articles.  The Articles of Association of the
                ----------------------
Borrower and (unless otherwise consented to by the Agent) of Furmanite shall have been amended as set forth on Exhibit L to the Original Agreement.

          6.20  FAI Documents.  (a)  Borrower and FAI shall have entered into a
                -------------
letter agreement satisfactory to the Agent whereby the Borrower shall have agreed, to the extent permitted by the terms of this Agreement and to the extent the Borrower has funds available after meeting the needs of the Borrower and its Subsidiaries, to make loans (in Dollars) to FAI from time to time upon FAI's request from proceeds of Revolving Credit Loans, with the interest on such loans by the Borrower to FAI to be the amount paid by the Borrower to the Banks for the Loans from which such loans are made.

          (b) The following (collectively, the "Intercompany Documents") shall
                                                ----------------------
have been delivered to the Agent (with sufficient copies for each Closing Date
Bank), together with a certificate from an officer of the Borrower that each is in full force and effect and not amended, rescinded or otherwise modified:

          (i)  A copy of the letter agreement referred to in Section 6.20(a);

          (ii) An Intercompany Note executed by FAI and payable to the Borrower (the "FAI Intercompany Note") in a stated principal amount of $10,000,000, which
      ---------------------
note shall have been endorsed in blank by the Borrower;

          (iii) A security agreement with respect to all personal property of FAI, substantially in the form of Exhibit B-2 to the Original Agreement but naming the Borrower as secured party and FAI as the debtor (the "Intercompany
                                                                 ------------
Security Agreement");
------------------

          (iv) a mortgage on the Site (US), substantially in the form of the Mortgage (US) but naming the Borrower as mortgagee and FAI as the mortgagor (the "Intercompany Mortgage");
 ---------------------

          (v) [intentionally deleted];

          (vi) satisfactory evidence that the Intercompany Mortgage has been properly recorded (or, with the Agent's consent, delivered to the title company for recording) and all fees in connection therewith paid or otherwise provided for;

          (vii) satisfactory evidence that (x) satisfactory financing statements on UCC-1 (or other appropriate forms) have been properly filed in Virginia and in all jurisdictions where FAI has inventory or other property, which financing statements shall list FAI as the debtor, the Borrower as secured party, and the Agent as assignee of the secured party, and (y) all fees in connection therewith have been paid or otherwise provided for; and

          (viii) a pledge agreement with respect to all shares of its Subsidiaries owned by FAI, substantially in the form of Exhibit D-1 to the Original Agreement but naming the Borrower as pledgee and FAI as the pledgor (the "Intercompany Pledge Agreement");
      -----------------------------

          (ix) a collateral pledge agreement executed by the Borrower substantially in the form of Exhibit B-4 to the Original Agreement, in recordable form, together with evidence that same has been properly recorded in Virginia pursuant to the Recording Act of Virginia (or, with the Agent's consent, delivered to the title company for recording).

          (c)  [intentionally deleted]

All documents and papers required by this Section 6 shall be in form and substance satisfactory to the Banks and delivered to the Agent at its Closing Office or as the Agent may otherwise direct.


          Section 6A. CONDITIONS PRECEDENT TO SUBSEQUENT LOANS AND LETTERS OF CREDIT.
                         --------------------------------------------


          The Banks shall not be obligated to make any Loans or issue any Letters of Credit after the Closing Date unless, at the time of the making of such Loan or issuing such Letter of Credit (except as hereinafter indicated) the following conditions (unless waived in writing by the Required Banks) have been satisfied:

          6A.1  Certain Conditions.  At the time of the making of such Loan or
                ------------------
issuing such Letter of Credit, and immediately after giving effect thereto, (a) all deficiencies, if any, with respect to conditions precedent to any prior Loan or Letter of Credit shall have been corrected, (b) all of the conditions specified in Sections 6.1, 6.5(f), 6.14, 6.15, 6.16, 6.18 and 6.20(b)(vii) (and
in Section 7.18, if, as and after the conditions specified therein have been met) shall be satisfied in full (with any reference in any of such Sections to the Loans made or Letters of Credit issued on the Closing Date to be deemed a reference to the Loan or Letters of Credit (as the case may be) then requested to be made), (c) each of the documents specified in Sections 6.3(a), 6.3(c), 6.4, 6.5, 6.6(d), 6.6(f), 6.7, 6.11, 6.20, 6.15, 7.18 (if, as and after conditions specified therein have been met), 12.14.2 and 12.14.4(e) shall be in full force and effect and no Credit Party thereto shall have failed to perform in any material respect any of its obligations thereunder, and (d) no issuer thereof shall have rescinded or qualified any of the statements, certificates, letters, reports or opinions referred to in Section 6.4, 6.6(i), 6.8, 6.9, 6.10, 6.12, 6.13 or 12.14.7.

          6A.2  Subsequent Opinions of Counsel.  If reasonably requested by the
                ------------------------------
Agent, the Agent shall have received from any or all of the counsel referred to in Section 6.12 or other counsel satisfactory to the Agent such favorable supplemental legal opinions addressed to the Agent and the Banks and dated the date of such Loan or Letter of Credit and covering such matters incidental to the transactions contemplated by this Agreement as the Agent shall reasonably request, each of which opinions shall be in form and substance satisfactory to the Agent.

          6A.3  Officer's Certificate.  (a) If requested by the Agent, the Agent
                ---------------------
shall have received a certificate of authorized officers of Holding and the Borrower certifying, as of the date of the Loan then being made or Letter of Credit then being issued, compliance with the provisions of Section 6.1 (with the reference therein to Loan or Letter of Credit being deemed a reference to the Loan being made or Letter of Credit being issued on the date of said certificate) and further to the effect that the conditions specified in Section 6A.1 are satisfied at such time. Any such certificate shall be given "to the best of such officers' knowledge, based upon due and adequate investigation" or as otherwise agreed by the Borrower and the Agent.

          (b) The making of each Loan and the issuance of each Letter of Credit subsequent to the Closing Date shall constitute a representation and warranty by Holding and the Borrower to the Agent that, at the time of said subsequent Loan or Letter of Credit (and after giving effect thereto), (i) all representations and warranties contained herein or in the other Loan Documents or otherwise made by the Borrower or any other Credit Party in connection herewith or therewith are true and correct in all material respects with the same effect as though such representations and warranties were being made at and as of such time, (ii) no Default or Event of Default exists and (iii) the conditions specified in
Section 6A.1 are satisfied at such time.

          6A.4.  Fees and Expenses.  To the extent demand therefor shall have
                 -----------------
been made, all legal fees and expenses (through the date of the immediately preceding Loan and Letter of Credit) of the Agent's New York and UK counsel and (if any) local or special counsel in connection with the transactions contemplated by this Agreement shall have been paid in full.

All of the documents and papers referred to in this Section 6A shall be in form and substance satisfactory to the Agent and shall be delivered to the Agent at its Closing Office (or if to another Bank, at its address listed on the signature pages hereof), or at such other office as the Agent may from time to time specify to the Borrower.


          Section 7.  AFFIRMATIVE COVENANTS.
                      ---------------------

          Holding and the Borrower severally covenant and agree hereby that, so long as this Agreement is in effect and while any Letter of Credit is outstanding and until the Commitments are terminated and all of the Loans, together with interest, Commitment commission and all other obligations incurred hereunder (including Deemed Disbursements and Reimbursement Obligations and fees and disbursements in connection therewith), are paid in full, such Loan Parties will perform, and will cause each of their respective Subsidiaries to perform, the obligations set forth in this Section 7.

          7.1  Financial Statements.  Borrower will (or will cause Holding to)
               --------------------
furnish to the Agent and each Bank:

          (a) (i) As soon as practicable and in any event within 45 days after the close of each month of each Fiscal Year of Holding and its Subsidiaries, the monthly management reports prepared by Holding and its Subsidiaries, which reports shall contain (among other things), as at the end of and for the period commencing

               (x) in the case of all such reports, at the end of the previous Fiscal Year, and

               (y) in the case only of reports beginning with the first report delivered after the Amendment Effective Date and ending with the report delivered for March 1994, on July 1, 1993,

and (in each case) ending with the end of such month, unaudited consolidated statement(s) of income of (x) FAI and its Subsidiaries, (y) Borrower and its Subsidiaries, and (z) the Combined Group and such other material as the Agent shall request;

               (ii) As soon as practicable and in any event within 60 days after the close of each fiscal quarter of Holding and its Subsidiaries (within 90 days, with respect to the last fiscal quarter of each Fiscal Year), a certificate of Holding's chief financial officer stating (x) that a review of the activities of each member of the Consolidated Group during such fiscal quarter has been made under his supervision with a view to determining whether each such Person has observed, performed and fulfilled all of its obligations under this Agreement and the other Loan Documents, and (y) that, to the best of such officer's knowledge, and after due and adequate investigation, there exists no Event of Default or Default or, if any Event of Default or Default exists, specifying the nature thereof, the period of existence thereof and what action the Borrower (or if other than the Borrower, the affected Person) proposes to take with respect thereto, and accompanied by a certificate, in form and substance satisfactory to the Agent and the Required Banks, setting forth the Loan Parties' calculations with respect to its compliance with each of Sections 8.17-8.23;

               (iii) As soon as practicable and in any event within 60 days after the close of each fiscal quarter of each Fiscal Year of Holding and its Subsidiaries (within 90 days, with respect to the last fiscal quarter of each Fiscal Year), as at the end of and for the period commencing

               (x) in the case of all material required to be delivered pursuant to this clause (iii), at the end of the previous Fiscal Year, and

               (y) in the case only of the material required to be delivered pursuant to this clause (iii) beginning with the material first required to be delivered with respect to the period ended June 30, 1993 and ending with the material required to be delivered with respect to the period ended March 31, 1994, on July 1, 1993 and (in each case) ending with the end of such fiscal quarter, as the case may be, an unaudited consolidated balance sheet of Holding and its Subsidiaries and a consolidated statement of income and surplus account and a statement of cash flow of Holding and its Subsidiaries, all in reasonable detail and certified by the chief financial officer of Holding subject to year-end audit and adjustments and setting forth in comparative form the corresponding figures as of one year prior thereto or for the appropriate periods of the preceding Fiscal Year, as the case may be;

               (iv) As soon as practicable and in any event within 60 days after the end of each fiscal half-year of FAI (within 90 days, with respect to the second fiscal half-year of each Fiscal Year), an unaudited consolidated statement of cash flow for FAI and its Subsidiaries for such fiscal half-year, in reasonable detail (which report may be contained in another of the reports being delivered pursuant to this Section 7.1 if such other report is also delivered within the aforementioned 60 or 90-day period, as the case may be);

               (v) As soon as practicable and in any event within 60 days after the close of each fiscal quarter of Holding and its Subsidiaries (within 90 days, with respect to the last fiscal quarter of each Fiscal Year),

               (1) an historical report for such quarter (and all preceding fiscal quarters, if any, of the same Fiscal Year) and financial projections with respect to the remaining fiscal quarters of such Fiscal Year, substantially in the form of Annex C to the Fourth Amendment, together with

               (2) a narrative description of the financial and operating performance of the entities involved for such periods, with particular emphasis on the variances between actual performance and budgeted performance for such entities for such periods, in each case satisfactory in form and substance to the Agent, commencing with a report and accompanying narrative for the period ended June 30, 1993 to be delivered on or before August 29, 1993.

          (b) As soon as practicable and in any event within the earlier of (x) five days after Holding or the Borrower receives same or (y) 120 days after the close of each Fiscal Year of Holding and its Subsidiaries, as at the end of and for the Fiscal Year just closed, as the case may be, a consolidated balance sheet of Holding and its Subsidiaries, and a consolidated statement of income and surplus account and a statement of cash flow of Holding and its Subsidiaries, for such Fiscal Year setting forth the corresponding figures of the previous annual audit (to the extent available) in comparative form, all in reasonable detail and certified by the Auditors, and accompanied by:

               (1) a certificate, in form and substance satisfactory to the Agent and the Required Banks of said Auditors that, in conducting their audit in connection with such Financial Statements, they obtained no knowledge of the existence of any Event of Default or Default or, if in the opinion of such Auditors, any Event of Default or Default exists, specifying the nature thereof and the period of existence thereof;

               (2) a certificate, in form and substance satisfactory to the Agent and the Required Banks, setting forth the Auditors' calculations with respect to the Loan Parties' compliance with each of Sections 8.17-8.23; and

               (3) commencing with Financial Statements related to the Fiscal Year ending December 31, 1993, copies of the unaudited consolidated balance sheets and unaudited consolidated statements of income, surplus account and of cash flow of (x) Borrower and its Subsidiaries, (y) FAI and its Subsidiaries, and (z) the Combined Group that were used by the Auditors in preparing the audited consolidated balance sheet and audited consolidated statements of income, surplus account and of cash flow of Holding and its Subsidiaries referred to above, with a letter of said Auditors that those were the balance sheets and statements so used;

          (c) Promptly upon receipt thereof, copies of all detailed financial reports and management letters, if any, submitted to Holding or any of its Subsidiaries by their respective Auditors, in connection with each annual or interim audit of their respective books by such Auditors;

          (d) With reasonable promptness, such other information respecting the business, properties, operations, prospects or condition (financial or otherwise) of Holding or any of its Subsidiaries as the Agent or any Bank may from time to time reasonably request;

          (e) As soon as possible and in any event (A) within 30 days after Holding or any of its ERISA Affiliates knows that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Pension Plan has occurred and (B) within 10 days after Holding or any of its ERISA Affiliates knows that any other Termination Event with respect to any Pension Plan has occurred, a statement of the chief financial officer of Holding or the Borrower describing such Termination Event and the action, if any, which Holding or such ERISA Affiliate proposes to take with respect thereto;

          (f) Promptly and in any event within five Business Days after receipt thereof by Holding or any of its ERISA Affiliates from the PBGC, copies of each notice received by Holding or any such ERISA Affiliate of the PBGC's intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan;

          (g) Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan;

          (h) Promptly and in any event within five Business Days after receipt thereof by Holding or any of its ERISA Affiliates from a Multiemployer Plan sponsor, a copy of each notice received by Holding or any of its ERISA Affiliates concerning (x) the imposition or amount of withdrawal liability under Subtitle E of Title IV of ERISA or (y) any determination by a Multiemployer Plan sponsor that such

     Multiemployer Plan is, or is expected to be, in "reorganization" (within the meaning of Section 4241 of ERISA) or "insolvent" (within the meaning of
     Section 4245 of ERISA), or has incurred or is expected to incur an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code);

          (i) No later than February 15th of each Fiscal Year, a year-by-year budget (in form and detail satisfactory to the Agent) for the Consolidated Group and its members, in each case commencing with the Fiscal Year in which such January 31st occurs and ending with Fiscal Year 1998, setting forth as to each such Fiscal Year, (x) the projected balance sheet as at the end of such Fiscal Year, (y) the projected statement of earnings for such Fiscal Year, and (z) the projected statement of cash flow for such Fiscal Year.

          7.2  Notice of Litigation.  The Borrower will promptly give written
               --------------------
notice to the Agent of (i) any action or proceeding, or to the extent any member of the Consolidated Group may have any notice thereof, any claim which may reasonably be expected to be commenced or asserted, against Holding or any of its Subsidiaries in which the amount involved is (Pounds)250,000 (or its equivalent in any currency) or more, and (ii) any dispute which may exist between Holding or any of its Subsidiaries and any governmental regulatory body (including any audit by the Internal Revenue Service or the Inland Revenue) or any employees of Holding or any Subsidiary of Holding, which dispute may substantially affect the normal business operations of Holding or any of such Subsidiaries or any of their respective properties and assets.

          7.3  Payment of Charges.  Holding and the Borrower will duly pay and
               ------------------
discharge, and will cause each of their respective Subsidiaries to duly pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto, unless and to the extent only that such taxes, assessments and governmental charges or levies are being contested in good faith and by appropriate proceedings and such Loan Party or Subsidiary has set aside on its books adequate reserves therefor, (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which might or could, if unpaid, become a lien or charge upon such property or assets, unless and to the extent only that the validity thereof is being contested in good faith and by appropriate proceedings, and (iii) all its trade bills when due in accordance with their original terms, including any applicable grace periods, unless and to the extent only that such trade bills are being contested in good faith and by appropriate proceedings.

          7.4.  Insurance.  (a) Holding and the Borrower will keep, and will
                ---------
cause each of their respective Subsidiaries to keep, (i) all of its insurable property insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies as required by the Security Documents and in such manner and to the extent that like properties are customarily so insured by other corporations engaged in the same or similar business similarly situated, and (ii) adequate insurance at all times with financially sound and responsible insurance carriers against liability on account of damage to persons and properties and under all applicable workmen's compensation laws, in such manner and to the extent that like properties are customarily so insured by other corporations engaged in the same or similar business similarly situated; and

          (b) Holding and the Borrower will obtain, and will cause each of their respective Subsidiaries to obtain, adequate insurance covering such other risks as the Agent or the Required Banks may reasonably request within 30 days of such request (to the extent such insurance is generally available in the industry and not cost-prohibitive in industry terms); and keep, and cause each of their respective Subsidiaries to keep, such insurance in effect to the extent requested by the Agent or the Required Banks.

          7.5  Maintenance of Records.  Holding and the Borrower will keep, and
               ----------------------
will cause each of their respective Subsidiaries to keep, at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs, and Holding and the Borrower will provide, and will cause each of their respective Subsidiaries to provide, adequate protection against loss or damage to such books of record and account.

          7.6.  Preservation of Corporate Existence.  (a)  Holding and the
                -----------------------------------
Borrower will each maintain and preserve its corporate existence and right to carry on its business and duly procure all necessary renewals and extensions thereof, and maintain, preserve and renew all rights, powers, privileges and franchises which in the opinion of the Board of Directors of such Loan Party continue to be advantageous to it and cause each of their respective Subsidiaries (other than Insignificant Subsidiaries) to do so. Holding and the Borrower will each comply in all material respects with all applicable laws, statutes and regulations of the US and the UK and of any relevant State or municipality, and of any agency thereof (including, without limitation, all Environmental Laws), in respect of the conduct of its business, and, in each such case, cause each of their respective Subsidiaries so to do. Without limiting the generality of the foregoing, Holding and the Borrower agree to (and to cause each of their respective Subsidiaries, other than

Insignificant Subsidiaries, to) qualify to do business as a foreign corporation in each jurisdiction where the nature of its business and the operations conducted by it therein require it to be so qualified. Neither Holding nor the Borrower will take any action that will cause the dissolution of any of their respective Subsidiaries, other than Insignificant Subsidiaries.

          (b) Nothing in this Section 7.6 shall prohibit the liquidation or dissolution, prior to the Designated Date, of Iberica or any Benelux Company if and to the extent the board of directors or stockholder of such entity chooses to effect such liquidation or dissolution so long as amounts received from any such liquidation or dissolution are promptly applied as a prepayment of the Loans pursuant to Section 2.4(b) hereof as fully if said amounts were Net Proceeds from a sale of the assets of such Subsidiary permitted by Section 8.9(c) hereof.

          7.7  Preservation of Assets.  Holding and the Borrower will keep, and
               ----------------------
will cause each of their respective Subsidiaries so to keep, its property in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, so that the business carried on by it may be properly and advantageously conducted at all times in accordance with prudent business management.

          7.8  Inspection of Books and Assets.  Holding and the Borrower will
               ------------------------------
allow any representative, officer or accountant of any Bank or the Agent, upon reasonable notice, to visit and inspect any of its property, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers, and at such reasonable time and during usual business hours and as often as any Bank or the Agent may request and, in each such case, cause each of their respective Subsidiaries so to do.

          7.9  Payment of Indebtedness.  Holding and the Borrower will duly and
               -----------------------
punctually pay, or cause to be paid, the principal of and the interest on all Indebtedness for Borrowed Money heretofore or hereafter incurred or assumed by Holding or the Borrower or their respective Subsidiaries, or in respect of which any such Person shall otherwise be liable, when and as the same shall become due and payable, unless such Indebtedness for Borrowed Money be renewed or extended, and such Loan Party will not permit any act or omission to occur or exist which is or may be declared to be a default under any indenture or other agreement securing, relating to, or evidencing such Indebtedness for Borrowed Money or pursuant to which such Indebtedness for Borrowed Money is incurred, provided
                                                                    --------
that the failure of any Loan Party so to do shall not create an Event of Default under Section 9.4 hereof to the extent such failure does not give rise to an Event of Default under Section 9.5 hereof.

          7.10  Further Assurances.  Holding and the Borrower will (and will
                ------------------
cause each of their respective Subsidiaries to) make, execute or endorse, and acknowledge and deliver or file, all such vouchers, invoices, notices, and certifications and additional agreements, undertakings, conveyances, transfers, assignments, or further assurances, and take any and all such other action, as the Agent may, from time to time, reasonably deem necessary or proper in connection with this Agreement, the obligations of such Loan Party hereunder or under any of the other Loan Documents to which such Loan Party is a party, or for the better assuring and confirming unto the Agent on behalf of the Banks all or any part of the security for the Loans.

          7.11  Notice of Default.  Forthwith upon (and, in any event, within
                -----------------
five Business Days of) any officer of Holding, FAI, KOSI, Borrower, Furmanite, KSI or any Significant Subsidiary obtaining knowledge of the existence of an Event of Default, the Borrower will deliver to the Agent a certificate signed by an officer of the Borrower specifying the nature thereof, the period of existence thereof, and what action the affected Loan Party proposes to take with respect thereto.

          7.12  Reserves.  Holding and the Borrower will set up, and will cause
                --------
each of their respective Subsidiaries to set up, on its books from its earnings, reserves for bad debt in accordance with GAAP and in an aggregate amount deemed adequate in the judgment of Holding and the Borrower.

          7.13  Arms-length Transactions.  Holding and the Borrower will
                ------------------------
conduct, and cause each of their respective Subsidiaries to conduct, all transactions with any of their respective Affiliates on an arms-length basis.

          7.14  Solvency.  Holding and the Borrower will continue to be Solvent
                --------
and ensure that each of their respective Significant Subsidiaries will continue to be Solvent.

          7.15  Cooperation.  At the Agent's request and upon reasonable notice,
                -----------
Holder and the Borrower will meet from time to time with (and provide financial information to) other financial institutions to which any of the Banks may wish to grant participations in the Loans and with other potential Bank Assignees.

          7.16  Environmental Matters.  (a)  Borrower will promptly notify the
                ---------------------
Agent (with a description in reasonable detail) of:

           (i) the receipt of any Environmental Claim;

            (ii) the discovery of any Contaminant or Release on, in, under or emanating from any Properties or operations of any member of the Consolidated Group;

            (iii) (x) the violation of, or any condition which might result in a violation of, any Environmental Law or (y) any change in any Environmental Law or in the administration or interpretation thereof, which in either case might subject any member of the Consolidated Group to Environmental Costs;

            (iv) the commencement of any judicial or administrative proceeding or investigation alleging a violation of any Environmental Law; or

            (v) any material change in the representations and warranties in
          Section 10.12 or any material change with respect to any material matter addressed in the Audits;

and Holding and the Borrower will, and will cause each of their respective Subsidiaries to, commence within 90 days after any such request, and diligently prosecute to completion, such Remedial Action as the Agent or the Required Banks may request in respect of any of the matters addressed in such notice.

          (b) Holding and the Borrower will, and will cause each of their respective Subsidiaries to, adopt and maintain prudent practices with respect to compliance with Environmental Laws, including prudent air and water pollution control and solid and hazardous waste management practices and including at a minimum such practices as (a) may be required or dictated by current and future Environmental Laws, and (b) are necessary to maintain the value of the Agent's and the Banks' Liens in the Collateral free from all actual or threatened Environmental Claims.

          (c) Borrower will promptly notify the Agent and KSI whenever the aggregate amount of

               (A) all Environmental Costs incurred on or after the Closing Date by any member of the Consolidated Group, plus
                                                   ----

               (B) all Environmental Costs required or due to be paid by such member of the Consolidated Group within the 18 months following the date when such calculation is being made,

when combined with

               (C) all Environmental Costs incurred by all other members of the Consolidated Group prior to such date but subsequent to the Closing Date, and

          (D) all Environmental Costs required or due to be paid within such 18-month period by the other members of the Consolidated Group,

would exceed the sum of

               (x) $2,000,000 plus
                              ----

               (y) all capital contributions and Subordinated Loans previously made by KSI to members of the Consolidated Group pursuant to Section
          2.1 of the Deficiency Undertaking.

          7.17  Notification of Account Debtors.  Upon request of the Agent
                -------------------------------
after and during the continuance of an Event of Default, each Loan Party will promptly notify (in manner, form and substance satisfactory to the Agent) all Persons who are at any time obligated under Receivables payable to such Loan Party or any Subsidiary that the Banks possess a security interest in such Receivables and that all payments in respect thereof are to be made to such account as the Agent directs.

          7.18  Security Documents.  (a) Except as provided in Section 7.18(c)
                ------------------
hereof, no later than January 5, 1992 Borrower shall deliver or cause to be delivered the following to the Agent (with sufficient copies for each Bank), each of such documents, agreements and opinions to be in form and substance satisfactory to the Agent and its US and UK counsel. The Agent and the Banks hereby acknowledge that, for purposes of the preceding sentence, the conditions in such previous sentence were satisfied as of January 5, 1992 (or waived, on satisfactory terms and conditions) with respect to those Loan Parties required to execute and deliver the documents referenced in this Section 7.18(a) as at such date.

          (i) (A) A guaranty and a charge (as the same may from time to time be amended, supplemented or otherwise modified, a "UK Guaranty" and a "UK
                                                -----------         --
Debenture", respectively) executed by Furmanite and each other UK Guarantor and
---------
substantially in the forms of Exhibits C-2 and B-3 to the Original Agreement, guaranteeing all of Borrower's obligations under this Agreement and securing such guarantee with a charge (fixed and floating) on all of such Guarantor's present real property and present and future personal property (including, without limitation, leases, stock and other equity interests in its Subsidiaries, and intellectual property).

          (B) a Mortgage of Securities substantially in the form of Exhibit D-3 to the Original Agreement (as the same may from time to time be amended, supplemented or otherwise modified, a "UK Pledge Agreement") executed by
                                       -------------------
Furmanite and each other UK Guarantor. If said Exhibits B-3 and D-3 are not annexed to the

Original Agreement, the UK Pledge Agreement and the UK Debentures to be entered into by the UK Guarantors will be satisfactory to the Agent in form and substance and will be substantially in the same form as the mortgage of securities and fixed and floating charge entered into by the Borrower on the Closing Date, with such changes as are necessary to reflect the fact that such Guarantors are not the Borrower under the Loan Agreement and, in the case of the mortgage of securities, with the schedule amended as necessary to reflect the Original Securities (as defined therein).

          (ii) A Companies Form G395 completed in respect of each UK Debenture shall have been duly executed by each UK Guarantor, delivered to Freshfields for filing and filed.

          (iii) To the extent not delivered on or prior to the Closing Date, the duly authenticated and executed existing share certificates in respect of the entire share capital of each Person that is or was a Subsidiary of Furmanite on the Closing Date or January 5, 1992, together with share transfer forms duly executed in blank by Furmanite or the Loan Party that is the record holder thereof.

          (iv) Evidence of the absence of any perfected Liens in the UK Guarantors' property prior to the Banks' Liens (except those consented to by the Agent and except for Permitted Liens and the other Liens referred to in Section 8.2(g)) and all other actions with respect to the Liens created by each UK Debenture and UK IPM as necessary or appropriate in the Agent's opinion and that of its UK or US counsel to perfect such Liens.

          (v) All filings and governmental approvals with respect to the Borrower's acquisition of all the issued and outstanding equity interests in Furmanite not owned on the Closing Date shall have been completed.

          (vi) Certificates of authorized officers of each UK Guarantor, certifying the corporate resolutions of each such entity relating to the entering into and performance of the documents and agreements referred to in this Section 7.18 to which such entity is a party and the transactions contemplated thereby, and also certifying that there have been no changes in their Charter Documents since the Closing Date other than (x) those required by
Section 6.19 hereof to the extent not effectuated by the Closing Date and (y) such non-material amendments as are specified in such certificate;

          (vii) Certificates of authorized officers of each UK Guarantor, with respect to the incumbency and specimen signatures of their respective officers or representatives authorized to execute such documents and to take any other action in connection therewith;

          (viii) A legal opinion of Freshfields or of UK Counsel to Holding and the Borrower covering the matters set forth in Exhibit J-4 to the Original Agreement and such other matters as the Agent or any Bank may reasonably request;

          (ix) to the extent not delivered on the Closing Date because such UK Subsidiary was prohibited by law from doing so, the certificates of insurance (or comparable documents) referred to in Section 6.10(d) and otherwise required to have been delivered by such UK Subsidiary on the Closing Date;

          (x) an intellectual property mortgage substantially in the form of an IPM, naming FIL as the mortgagor and the Agent as the mortgagee (the "UK IPM");
                                                                      ------
and

          (xi) evidence satisfactory to the Agent of the discharge of all Liens in favor of Sovran or Natwest relating to any property of any member of the Consolidated Group that were not discharged on the Closing Date.

          (b) All security given by the UK Guarantors shall be given in compliance with the requirements of sections 151-158 (inclusive) of the Companies Act 1985, and the Agent and its counsel shall have been satisfied that all such requirements with respect to such security have been met. Without limiting the generality of the foregoing, the directors of Furmanite and each other UK Subsidiary shall have (x) issued statutory declarations, (y) procured auditors reports to be attached thereto, in each case for the purposes of complying with the aforesaid sections of the Companies Act 1985, such declarations and reports to be in form and substance satisfactory to the Agent and its UK counsel, and (z) declared and paid (in cash or specie) such dividends as and to the extent necessary to enable such Persons to give such security. In addition, the UK Guarantors shall (to the extent required to comply with the aforesaid Act) have (x) re-registered as private companies, and (y) procured all consents, approvals and resolutions necessary for it to effectuate the acts required to be performed by them pursuant to this Section 7.18.

          (c) No Dormant Subsidiary (for as long as it remains an Insignificant Subsidiary) shall be required to execute a UK Guaranty, UK Debenture or UK Pledge Agreement pursuant to the foregoing provisions of this Section 7.18 or to comply with clause (a)(ii) or (a)(ix) of Section 7.18 or Section 7.18(b).

          7.19.  FAI Dividends; KOSI Dividends.  (a)  Holding shall cause FAI to
                 -----------------------------
pay dividends to Holding, semiannually within 20 days after the end of each fiscal half-year of FAI, in an aggregate amount so that the aggregate amount of cash and cash equivalents retained by FAI after payment of such dividend does not exceed $500,000; provided, that nothing contained herein
                     --------
shall require FAI to pay dividends to Holding if and to the extent that FAI is prohibited by statute from doing so.

          (b) Holding shall cause KOSI to pay dividends to Holding, semiannually within 20 days after the end of each fiscal half-year of KOSI, in an aggregate amount so that the aggregate amount of cash and cash equivalents retained by KOSI after payment of such dividend does not exceed $100,000;

provided, that nothing contained herein shall require KOSI to pay dividends to
--------
Holding if and to the extent that KOSI is prohibited by statute from doing so.

          7.20  Subsidiary Guarantees.  (a) Whenever a Subsidiary of Holding
                ---------------------
that is not a Significant Subsidiary or a Guarantor on the Closing Date becomes a Significant Subsidiary, Holding and the Borrower shall (within 45 days after Borrower or Holding first has knowledge that such Subsidiary has become a Significant Subsidiary but in any event, no later than 75 days after the end of the fiscal quarter in which such Subsidiary became a Significant Subsidiary) cause such Subsidiary to execute and deliver to the Agent a Guarantee Agreement and a security agreement or charge satisfactory in form and substance to the Agent and to otherwise comply (within said 45-day period) with the provisions of
Section 7.18 as fully as if such provisions were set forth at length in this paragraph (without regard to any reference in Section 7.18(a) thereof as to such provisions (x) being required to be satisfied no later than January 5, 1992, or
(y) having been satisfied as of such date).

          (b) Whenever (x) the aggregate amount of assets of all Subsidiaries of the Borrower and of KOSI that are not Significant Subsidiaries or Guarantors is equal to or greater than 15% of the assets of the Combined Group or (y) the aggregate gross revenues for the most recent fiscal quarter for all Subsidiaries of the Borrower and of KOSI that are not Significant Subsidiaries or Guarantors constitutes 15% or more of the consolidated gross revenues of the Combined Group for such fiscal quarter, Holding and the Borrower shall (within 45 days after Borrower or Holding first has knowledge that they are required to cause Subsidiaries to become Guarantors under this paragraph but in any event no later than 75 days after the end of the fiscal quarter in which the standards of either clause (x) or clause (y) of this paragraph (b) require same) cause Subsidiaries that are not yet Guarantors to become Guarantors in the manner set forth in Section 7.20(a) so that the standards set forth in clauses (x) and (y) of this paragraph (b) are not breached.

          7.21  Acquisition (UK).  (a)  [intentionally deleted]
                ----------------

          (b) The Borrower shall obtain the consent of the Agent to any press release or other publicity which makes reference to the Loans or to some or all of the Agent or the Banks unless the publicity is required by law, in which case the Borrower shall notify the Agent and the Banks thereof as soon as practicable upon becoming aware of the requirement.

          7.22   [intentionally deleted]

          7.23   [intentionally deleted]

          7.24.  [intentionally deleted]

          7.25  Tax Allocation Agreement.  Promptly after any Person, not a
                ------------------------
party to the Tax Allocation Agreement on the Closing Date, becomes entitled to file a consolidated United States federal income tax return with Holding or FAI, the Borrower will cause such Person to execute the Tax Allocation Agreement.

          7.26  [intentionally deleted]

          7.27  [intentionally deleted]

          7.28   Pledged Shares.  Borrower shall (if, as and when it obtains any
                 --------------
Undelivered FEAL Certificate) deliver same to the Agent.  As used herein,

"Undelivered FEAL Certificate" shall mean any certificate representing shares or
-----------------------------
other equity interests in FEAL (to the extent that the ownership interest of any Loan Party in FEAL is represented by certificates) that has not been previously delivered to the Agent (on behalf of the Banks) pursuant to a Pledge Agreement. Borrower shall also cause to be noted on the stock records of FEAL an indication that all shares issued by FEAL have been pledged to the Banks.

          7.29  Satisfactory Subordination Agreements.  No later than August 31,
                -------------------------------------
1992:

          (i) KSI shall enter into the KSI August 1992 Subordination Agreement with respect to

               (x) all management and similar fees accrued or otherwise payable, as at August 17, 1992 or any time thereafter, to KSI by Holding, the Borrower or any Subsidiary of either, together with any interest that may be payable thereon;

               (y) $7,011,758 (as at August 31, 1992) of indebtedness outstanding from KSI to the Borrower under the Temporary Notes, together with any interest that may be payable thereon; and

               (z) the other obligations of the Borrower to KSI listed on
Schedule I to said subordination agreement.

          (ii) KSI shall enter into the KSI August 17 Subordination Agreement with respect to (x) loans made by KSI to the Borrower in August 1992 and evidenced by a $2,500,000 promissory note dated August 17, 1992 and (y) the other obligations listed on Schedule I to said subordination agreement.

          (iii) Satisfactory Subordination Agreements, in the form of Annex B-2 to the Fourth Amendment or otherwise, shall be entered into with respect to the Intersubsidiary Loans (unless, with the Agent's consent, any notes evidencing such loans shall have been endorsed in blank, pledged to the Banks and delivered to the Agent).

          7.30  FIL/GmbH Pledge.  To the extent not executed and delivered on
                ---------------
the Amendment Effective Date but subsequently requested by the KSI Lender, Holding and the Borrower shall cause FIL and KOSI to promptly execute and deliver the guaranties and pledge agreements referred to in Section 12.14.6 hereof to the KSI Lender.

          Section 8.  NEGATIVE COVENANTS.
                      ------------------

          Holding and the Borrower severally covenant and agree that so long as this Agreement is in effect and while any Letter of Credit is outstanding and until the Commitments are terminated and all of the Loans, together with interest, Commitment commission and all other obligations incurred hereunder (including Deemed Disbursements and Reimbursement Obligations and fees and disbursements in connection therewith), are paid in full, such Loan Parties will perform, and will cause each of their respective Subsidiaries to perform, the obligations set forth in this Section 8 (unless it shall first have procured the written consent of the Agent or the Required Banks to do otherwise).

          8.1  Engage in Same Type of Business.  (a) Neither Holding (except as
               -------------------------------
set forth in clause (b) below) nor the Borrower will enter into, or permit any of their respective Subsidiaries to enter into, any business which is substantially different from the business in which FAI, Furmanite or such Subsidiary is presently engaged.

          (b) Holding will not enter into any business or activity other than its ownership of the capital stock of the Borrower, FAI, KOSI and, to the extent Holding's board of directors directs, its participation in the management and business of the Borrower, FAI and KOSI.

          (c) KOSI will not enter into any business or activity other than its ownership of the capital stock of Foreign Subsidiaries.

          8.2  Liens.  Neither Holding nor the Borrower will contract, create,
               -----
incur or assume (or, as to Liens arising after the Closing Date which are not created or assumed by Holding or one of its Subsidiaries, suffer to exist for more than 30 days) any Lien upon or with respect to, or by transfer or otherwise subject to the prior payment of any indebtedness (other than the Loans), any of its property or assets, whether now owned or hereafter acquired, or permit any of their respective Subsidiaries so to do; except (i) liens for taxes, assessments, levies or governmental charges not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP, and (ii) other liens, charges, and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; and (iii) the following:

          (a) Liens in connection with workmen's compensation, unemployment insurance or other social security obligations;

          (b) Deposits or pledges securing the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature made in the ordinary course of business;

          (c) Mechanics', carriers', warehousemen's, workmen's, materialmen's, or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith;

          (d) Liens securing Borrower's Obligations to the Agent and the Banks in respect of the Loans, Letters of Credit, Deemed Disbursements and Reimbursement Obligations;

          (e) Encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property or minor irregularities in titles thereto which do not materially impair use of such property by Holding or its Subsidiaries in the operation of the business of Holding or the Subsidiary owning the same;

          (f) Liens to the Agent and the Banks securing guarantees by the Guarantors of the Obligations of the Borrower under this Agreement;

          (g) Liens existing on the Closing Date and indicated on Schedule 8.2(g) to the Original Agreement, and Liens existing on the Closing Date but not listed on said Schedule 8.2(g) because they are Liens solely on, and solely securing the purchase price or lease obligations for, fax machines, typewriters, photocopiers and similar office equipment none of which obligations is more than $25,000 with respect to any one such machine or piece of equipment and the aggregate of all such obligations is not more than $400,000;

          (h) Liens placed upon property of a Loan Party at the time of acquisition thereof by such Loan Party to secure up to 75% of the purchase price thereof; provided that such Lien shall not encumber any other
                    --------
     property of any Loan Party and provided further that the aggregate amount
                                    -------- -------
     of indebtedness secured thereby pursuant to this clause (h) shall not exceed (Pounds)250,000 (or the Dollar Equivalent thereof) at one time outstanding; and

          (i) Liens placed upon motor vehicles of a Loan Party at the time of acquisition thereof by such Loan Party to secure the purchase price thereof; provided that such Lien shall not encumber any other property of
              --------
     any Loan Party.

          8.3  Other Indebtedness.  Neither Holding nor the Borrower will
               ------------------
contract, create, incur or assume (or, as to Indebtedness for Borrowed Money arising after the Closing Date which is not contracted, created, incurred or assumed by Holding or one of its Subsidiaries, suffer to exist for more than 30 days) any Indebtedness for Borrowed Money or permit any of their respective Subsidiaries so to do; except

          (i) indebtedness of the Borrower represented by the Loans and the obligations of the Borrower in respect of the LC Outstandings;

          (ii) the Guarantee Agreements;

          (iii) unsecured indebtedness of the Borrower or its Subsidiaries or any KOSI Subsidiary to Carlisle in respect of the Carlisle Facility, not in excess of (Pounds)1,500,000 aggregate principal amount at any one time outstanding;

          (iv) unsecured indebtedness of Holding to KSI, in the aggregate principal amount evidenced by the $7,011,758 Temporary Note (on which amount no cash interest shall be paid while any Obligations are outstanding or any Commitment is in effect), and the unsecured indebtedness of the Borrower to Holding in equal amount (on which amount no cash interest shall be payable) evidenced by a promissory note of the same date as the Temporary Note;

          (v) indebtedness of the Borrower evidenced by the 1991 Notes, and after their issuance, the 1993 Notes;

          (vi) indebtedness permitted by the provisos to Section 8.5 hereof;

          (vii) trade payables incurred in the ordinary course of business, provided that same are not more than 60 days past due (unless (a) they are being contested in good faith, (b) appropriate reserves are provided therefor to the extent required by GAAP, and (c) the failure to make such payment does not give rise to any Lien in excess of $100,000 or its equivalent in other currencies);

          (viii) unsecured loans made to the Borrower, Furmanite, FAI, KOSI, a KOSI Subsidiary or Holding by KSI or by any Affiliate of KSI that is not a Credit Party, provided that such loans are on terms and conditions
                   --------                                  ----------
     comparable to loans between unrelated parties and are subordinated (in
     -------------------------------------             ----------------
     manner, form and scope satisfactory to the Agent) to the Obligations and to any guarantee of the Obligations by Furmanite, FAI, KOSI, such KOSI Subsidiary or Holding, as the case may be; and provided further, that loans
                                                    ----------------
     in an aggregate principal amount not in excess of $2,000,000 in the aggregate at any one time outstanding may be made to the Borrower or Furmanite by KSI and Affiliates of KSI that are not Credit Parties on a non-subordinated, unsecured basis if by the terms thereof they may not be
     ----------------  ---------
     repaid unless, at the time of their scheduled repayment (and after giving effect thereto), no Default or Event of Default (x) exists or (y) existed at any time during either of the two complete fiscal quarters of the Borrower prior to date of such repayment or during any "stub" period between the end of the last such fiscal quarter and the date of such repayment;

          (ix) non-recourse indebtedness incurred in accordance with, and secured solely by the Liens permitted by, clauses (h) and (i) of Section 8.2(iii);

          (x) unsecured subordinated loans provided by KSI pursuant to and in accordance with the Deficiency Undertaking;

          (xi) unsecured indebtedness in addition to that permitted by the other clauses of this Section 8.5, but only if (A) the Dollar Equivalent of the aggregate amount of such loans at any one time outstanding does not exceed $2,500,000 and (B) no such loan is borrowed from the CMA Bank or from any financial institution at which a sub-account has been established by the CMA Bank with respect to the CMA Account;

          (xii) the FAI Intercompany Notes;

          (xiii) the right to contribution between and among FAI and the various subsidiaries of Furmanite in the event any of them is required to make payment to the Agent or the Banks under their respective Guarantee Agreements;

          (xiv) [intentionally deleted];

          (xv) until August 31, 1993 only, the Intersubsidiary Loans (and any renewals thereof) but only so long as they are subject to Satisfactory Subordination Agreements;

          (xvi) [intentionally deleted];

          (xvii) if required by the KSI Lender, guarantees by FIL and KOSI of the KSI Loan but only (x) for so long as the KSI Loan is outstanding, and
     (y) if recourse on said guarantee is limited solely to the shares of GmbH capital stock that may be security therefor and such guarantee is otherwise non-recourse to such guarantor;

          (xviii) unsecured indebtedness of KOSI to FIL incurred on or about the Amendment Effective Date in connection with KOSI's purchase of the Foreign Subsidiaries on the Amendment Effective Date, provided that the aggregate
                                                   -------------
     principal amount of such indebtedness outstanding after the Amendment Effective Date shall not exceed approximately $700,000 (or an equivalent amount in other currencies), and provided further that (if requested by the
                                      ----------------
     Agent) such indebtedness is subordinated (in manner, form and scope satisfactory to the Agent) to KOSI's guarantee of the Obligations; and

          (xix) unsecured indebtedness of KOSI to KSI incurred on or about the Amendment Effective Date, provided that (x) the aggregate principal amount
                               -------------
     of such indebtedness does not exceed approximately $2,300,000 (or an equivalent amount in other currencies) at any time, (y) such indebtedness is subordinated (in manner, form and scope satisfactory to the Agent) to KOSI's guarantee of the Obligations, and (z) such indebtedness may not be repaid prior to July 1, 1995 (or thereafter if, before or after giving effect to such repayment, a Default or Event of Default exists).

          8.4  Advances from Customers.  Neither Holding nor the Borrower will
               -----------------------
contract for or accept, or permit any of their respective Subsidiaries so to do, advances or deposits from customers other than in the ordinary course of business; provided that the aggregate amount of advances or deposits by members
          -------- ----
of the Consolidated Group from any one customer (including Persons directly or indirectly controlling, controlled by, or under common control with such customer) shall not exceed (Pounds)500,000 (or an equivalent amount in other currencies, computed at the Spot Rate) in the aggregate at any one time.

          8.5  Advances and Loans.  Neither Holding nor the Borrower will lend
               ------------------
money or credit, or make advances to any Person or permit any of their respective Subsidiaries so to do, except the sale of services and products of the Consolidated Group on credit in the ordinary course of business on terms not more favorable than those used by other Persons similarly situated and engaged in the same or similar business; provided however the Borrower may make loans to
                                 -------- -------
Furmanite and other UK Guarantors and Foreign Guarantors incorporated in the Netherlands (and, to the limited extent set forth, also to Foreign Guarantors incorporated elsewhere and to Insignificant Subsidiaries that are not Foreign Guarantors) if:

          (a) such loan is subordinated (in manner, form and scope satisfactory to the Agent) to the Obligations and such Subsidiary's guarantee thereof, unless the Note evidencing such loans is endorsed in blank, pledged to the Banks and delivered to and held by the Agent;

          (b) such loan is made and accepted solely for ordinary business needs of such Guarantors;

          (c) the aggregate principal amount of all such loans outstanding at any one time is not more (when combined with the net amount of any advances to such Loan Party from the CMA Account) than $9,000,000 (or an equivalent amount in other currencies, computed at the Spot Rate);

          (d) such loans are made and accepted at normal commercial rates of interest for such credits;

          (e) such loans are evidenced by Intercompany Notes pledged to the Agent on behalf of the Banks (and, if the borrower is incorporated in Germany, secured by first priority Liens on the property of such borrower) or the lender's right to receive repayment of such amount is otherwise the subject of a perfected, first priority Lien in favor of the Agent (on behalf of the Banks) pursuant to a Security Document and applicable local law; and

          (f) (to the extent that such loans are made to Foreign Guarantors not incorporated in Germany or the Netherlands or to Insignificant Subsidiaries that are not Guarantors) the aggregate principal amount of all such loans outstanding at any one time (when combined with the net amount of any advances to such Loan Party from the CMA Account) is not more than $250,000 (or its equivalent, computed at the Spot Rate, in another currency); the foregoing amount is included in, and not additional to, that specified in clause (c) above;

 and provided further the Borrower may make loans to FAI if:
     ----------------

     (a) such loan is subordinated (in manner, form and scope satisfactory to the Agent) to the Obligations and FAI's guarantee thereof, unless the Note evidencing such loans is endorsed in blank, pledged to the Banks and delivered to and held by the Agent;

          (b) such loan is made and accepted solely for ordinary business needs of FAI;

          (c) the aggregate principal amount of all such loans outstanding at any one time is not more than:

               (i) [intentionally deleted]; and

               (ii) such amount as is agreed upon in writing by the Agent, the Required Banks and the Borrower from time to time (and only for such period(s) as are agreed upon by the Borrower and the Agent in writing) but, in any case, not less than $5,000,000;

          (d) such loans are made and accepted at normal commercial rates of interest for such credits;

          (e) such loans are evidenced by the FAI Intercompany Note or by notes executed after the Closing Date that are substantially similar thereto, which notes shall have been pledged to the Agent on behalf of the Banks pursuant to documentation satisfactory to the Agent;

          (f) such loans are secured by the Intercompany Security Documents executed on the Closing Date (or by security agreements, pledge agreements, mortgages and other security documents substantially in the form of such Intercompany Security Documents) covering all real and personal property of FAI;

          (g) all of the Liens granted or purported to be granted by the documentation referred to in the preceding clause (f) shall be fully perfected and (i) constitute valid and enforceable Liens under the UCC (as to personalty) and the applicable Recording Act (as to realty), (ii) be entitled to all of the rights, benefits and priorities provided by the UCC and the Recording Act, as applicable, and (iii) be superior and prior to the rights of all third Persons then existing or thereafter arising under the laws of the US, the UK and any subdivision of either (based on the laws then in effect, and any laws already passed but not yet in effect) except for Permitted Liens and the other Liens referred to in Section 8.2(g), Liens to the Agent and the Banks in connection with the Loan Documents and such other Liens as the Agent or the Required Banks consent to;

and provided further, nothing in this Section 8.5 or in Sections 8.3 or 8.11
    ----------------
shall prohibit the Consolidated Group (or Holding on its behalf) from (x) establishing a cash management account (the "CMA Account") at a financial
                                             -----------
institution (the "CMA Bank") in the United States or the UK into which amounts
                  --------
from the various operating accounts of the Loan Parties at their respective banks are "swept" on a daily or other periodic basis, and (y) making unsecured advances from time to time from the CMA Account to the various Loan Parties, if:

          (a) the CMA Account is pledged to the Agent (on behalf of the Banks) in manner, form and substance (and with a priority therein) satisfactory to the Agent;

          (b) at any time when an Event of Default exists and the Agent has so notified the CMA Bank, no amount may be transferred from the CMA Account without the Agent's prior written consent or in excess of amounts specified by the Agent to the CMA Bank;

          (c) such advances are made and accepted solely for ordinary business needs of such Loan Parties;

          (d) the aggregate principal amount of advances thereunder to KOSI, Subsidiaries of KOSI and Subsidiaries of the Borrower (when combined with the outstanding principal amount of all loans to such Persons permitted by the first proviso of this Section 8.5) does not exceed the amount specified in clause (c) of this Section 8.5;

          (e) to the extent the advances are to Loan Parties referred to in clause (f) of such proviso, the aggregate principal amount of advances to such Loan Parties (when combined with the outstanding principal amount of all loans to such Persons permitted by such clause (f)) does not exceed the amount specified in such clause;

          (f) the Agent has not notified the Borrower or Holding that the CMA Bank is not satisfactory to the Agent or the Banks as the CMA Bank; and

          (g) the Agent receives monthly reports (satisfactory in form and substance to the Agent) from the CMA Bank as to balances in the CMA Account and the transactions occurring in such account since the period covered by the previous such report.

Nothing in this last proviso shall prohibit the CMA Bank from establishing sub-accounts in different currencies and different countries (and at other financial institutions satisfactory to the CMA Bank and the Agent), provided that the
                                                          -------------
Banks shall have a
perfected security interest in such sub-accounts in manner and form (and with priorities) satisfactory to the Banks.

A duly executed subordination agreement substantially in the form of Exhibit B-2 to the Fourth Amendment, and otherwise satisfactory to the Agent, shall (unless the Agent notifies the Borrower otherwise) be the type of subordination agreement required for purposes of clause (a) of the first proviso of this
Section 8.5.

          8.6  Acquisition Notes.  The Borrower will not amend the terms of any
               -----------------
of the 1991 Notes or the 1993 Notes or (after the Closing Date) any Temporary Notes held by KSI or FAI or any documents or agreements related to the foregoing, or make (or permit any Subsidiary or Guarantor to make) any payment on account of the principal of or interest on or retire (by acquisition, purchase, payment, prepayment, redemption or otherwise) all or any part of such notes except in accordance with their respective terms and except for payments of principal on the Temporary Notes referred to in Section 8.3(iv). The Borrower will not issue any of the 1993 Notes unless the terms thereof are as described in the Offer (UK) or as otherwise consented to by the Agent.

          8.7  Purchase or Sale Agreements.  Neither Holding nor the Borrower
               ---------------------------
will enter into or be a party to, or permit any of their respective Subsidiaries to enter into or be a party to (i) any contract for the purchase or use of materials, supplies or other property or for the performance of services if such contract requires that payment for such materials, supplies or other property, or the use thereof, or for such services, shall be made by such member of the Consolidated Group regardless of whether or not delivery is capable of being made of such material, supplies or other property, or such services are performed, or (ii) any contract for the sale or use of materials, supplies or other property if such contract provides that payment to such member of the Consolidated Group for such materials, supplies or other property or the use thereof, shall be subordinated to or otherwise subjected to the prior payment of any indebtedness (or any instrument evidencing such indebtedness) owed or to be owed to any Person.

          8.8  Consolidation and Merger.  (a)  Neither Holding nor the Borrower
               ------------------------
will wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation or permit any of their respective Subsidiaries so to do (or agree to do any of the foregoing at any future time) except that (i) any wholly-owned Subsidiary of the Borrower may merge into the Borrower if the Borrower shall at all times be the continuing corporation, (ii) any wholly-owned Subsidiary of Furmanite may merge into Furmanite if Furmanite shall at all times be the continuing corporation, (iii) any Subsidiary of a Loan Party that is not a Significant Subsidiary may merge into any other Subsidiary that is not a Significant Subsidiary, (iv) any Insignificant Subsidiary may merge into a Significant Subsidiary if (x) the Significant Subsidiary is the continuing corporation and (y) the merging Insignificant Subsidiary has no liabilities (contingent or otherwise) in excess of $100,000 (in the aggregate) at the end of its most recent fiscal quarter, (v) any wholly-owned Subsidiary of KOSI may merge into another wholly-owned Subsidiary of KOSI if the resulting entity (in situations where the merging entity is not Iberica or a Benelux Company) is not Iberica or a Benelux Company; provided that (in the case of clauses (iii) and
                              --------
(iv)) no Subsidiary that is incorporated under the laws of the UK or US may merge into any Subsidiary that is not incorporated under the laws of the UK or the US, and provided further that (in the case of clauses (iii) and (v)) if the
            ----------------
resulting Subsidiary is a Significant Subsidiary, it shall timely comply with the provisions of Section 7.20.

          (b) Nothing in this Section 8.8 shall prohibit the winding up, liquidation or dissolution, prior to the Designated Date, of Iberica or any Benelux Company if and to the extent the board of directors or stockholder of such entity chooses to effect such winding up, liquidation or dissolution so long as amounts received from any such winding up, liquidation or dissolution are promptly applied as a prepayment of the Loans pursuant to Section 2.4(b) hereof as fully if said amounts were Net Proceeds from a sale of the assets of such Subsidiary permitted by Section 8.9(c) hereof.

          8.9  Sale of Assets.  (a) Neither Holding nor the Borrower will
               --------------
convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time), or permit any of their respective Subsidiaries so to do,
(i) all or a substantial part of its property or assets or any part of such property or assets essential to the conduct of its business substantially as now conducted, or (ii) any of its assets, except in the ordinary course of business,
(iii) the sale of obsolete equipment and obsolete inventory, and (iv) other equipment that is no longer necessary for the ordinary business of the Consolidated Group; provided however that Holding and its Subsidiaries may
                    ----------------
convey, sell, lease or otherwise dispose of (any of the foregoing, for purposes of this Section, a "Transfer") any of its assets if
                    --------

               (i) the Agent or the Required Banks shall have consented thereto in writing, such consent not to be unreasonably withheld,

               (ii) such assets are Transferred for a price, in cash, at least equal to their fair market value (as determined in good faith by the board of directors of

          Holding or Borrower (as the case may be) and (if any) of the selling Subsidiary), and

               (iii) an amount equal to the Net Proceeds from such transaction are promptly paid to the Banks by Borrower as a prepayment of the Loans pursuant to Section 2.4(b) hereof; and

provided further neither the consent of the Agent or the Required Banks nor the
----------------
repayment of the Loans pursuant to this Section 8.9(a) shall be required pursuant to the foregoing proviso for the Transfer of any asset if (i) such asset (x) is obsolete and is no longer necessary for the ordinary business of the Consolidated Group and the consideration received from such Transfer (whether to the same Person or affiliated group of Persons, or in any one or more of a series of related transactions) is not greater than $100,000, or (y) is being (and has been) replaced within 90 days of such Transfer by equipment of at least comparable value and utility and on which the Agent (on behalf of the Banks) has a first priority perfected Lien and no other Person (except as consented to by the Agent) has a Lien, and (ii) only as to situations where clause (x) (and not clause (y)) is applicable, the book value of the asset or assets then being Transferred, when combined with the aggregate book value at time of Transfer of all assets Transferred by any member of the Consolidated Group from the Closing Date to the date of such Transfer, is less than the greater of (A) $250,000 (or its equivalent) or (B) 10% of the Tangible Net Worth of the Consolidated Group at the date of the proposed Transfer; and

provided further that if the asset Transferred is non-obsolete equipment which
----------------
(x) is no longer necessary for the ordinary business of the Consolidated Group,
(y) is not replaced within 90 days of such Transfer as provided in the preceding proviso and (z) is Transferred (to the same Person or affiliated group of Persons, or in one or more of a series of related transactions) for a consideration in excess of $100,000, then an amount equal to the Net Proceeds from such Transfers shall be promptly paid to the Banks by the Borrower as a prepayment of the Loans pursuant to Section 2.4(b) hereof; and

provided further that it shall not be a violation of this Section 8.9(a):  (A)
----------------
for the Borrower and the UK Guarantors to convey, sell, lease or otherwise transfer assets between and among themselves after January 5, 1992 and in the ordinary course of business, so long as (x) the nature, perfection and priority of the Banks' Liens on such assets are not (and will not be) in any way diminished or otherwise adversely affected by such transfer and (y) notice of such transfer is promptly given to the Agent together with a certificate of an officer of the Borrower stating that said officer has been so advised (i.e., as set forth in clause (x)) by counsel for the Borrower; or (B) for the Borrower and the UK Guarantors to convey, sell, lease or otherwise transfer assets to FAI if (x) the aggregate fair market value of such assets, when combined with all other assets previously transferred to FAI after the Closing Date by the Borrower or UK Guarantors, is less than $250,000 and (y) the provisions of clauses (x) and (y) of Clause (A) above are complied with respect to said conveyance, sale, lease or other transfer; or (C) for FAI to convey, sell, lease or otherwise transfer assets to the Borrower or any UK Guarantor in the ordinary course of business so long as the provisions of clauses (x) and (y) of Clause
(A) above are complied with respect to said conveyance, sale, lease or other transfer. Without limiting the generality of its use elsewhere in this Agreement and the other Loan Documents, the parties acknowledge that the word "assets", as used in this Section 8.9 and in Section 2.4(b), includes a Credit Party's equity interests in its Insignificant Subsidiaries and that no sale of any such equity interest may be considered to meet the criteria of clause (i)(x) of the second proviso to Section 8.9(a).

          (b) Neither Holding nor the Borrower will sell, discount, transfer, assign or otherwise dispose of any of its accounts receivable, notes receivable, installment or conditional sales agreements or any other of its rights to receive income or monies howsoever evidenced or permit any Subsidiary or Guarantor to do so except pursuant to the Security Documents; provided that
                                                              --------
nothing in this Section 8.9(b) shall prevent any Credit Party from dealing with its "bad debt" in the manner it has customarily dealt with same.

          (c) Nothing in the foregoing provisions of this Section 8.9 shall prohibit (i) Iberica or any Benelux Company from Transferring all or substantially all of the assets of such Subsidiary on or prior to the Designated Date for the fair market value thereof as determined in good faith by the board of directors of such Subsidiary, or (ii) any of the capital stock of such Subsidiaries from being sold as permitted by Section 8.12 hereof, in each case so long as the Net Proceeds therefrom are applied to prepayment of the Loans as and to the extent provided in Section 2.4(b) hereof. No amount received from the sale of any such assets in accordance with this Section 8.9(c) shall be counted toward any computation of the 10%, $100,000 or $250,000 amounts referred to in the provisos to Section 8.9(a) above.

          (d) Nothing in this Section 8.9 or any other provision of this Agreement shall prohibit the GmbH Sale, provided that the provisions of Section
                                        -------------
12.14.5 have been satisfied.

          (e) Nothing in this Section 8.9 shall prohibit the Derby Sale from occurring in 1993 if the purchase price therefor is not less than (Pounds)160,000 and the Net Proceeds therefrom

(less the amount, if any, expected to be used by seller for the payment of taxes, if any, reasonably attributable to such sale) are applied to repayment of the Term Loans pursuant to Section 2.4(b). However, in no event shall the amount paid to the Banks pursuant to this paragraph be less than approximately (Pounds)150,000.

          (f) Nothing in this Section 8.9, or in Section 7.13, 8.10, 8.11, 8.12 or 8.14, shall prohibit the KOSI Transfers or the establishment of KOSI,

provided that (x) none of the KOSI Transfers in any way releases any of the KOSI
-------------
Subsidiaries (other than GmbH and the GmbH Subsidiaries) from any of their obligations under any Foreign Guaranty, Foreign Pledge Agreement or Foreign Security Agreement to which it is a party, and (y) the shares of each KOSI Subsidiary acquired by KOSI are acquired by KOSI subject to the Lien of the Agent and the Banks in such shares pursuant to the security interests and pledges therein granted to the Agent and the Banks by FIL and each prior owner thereof. By its execution of the Confirming Consent attached hereto as Annex A, KOSI hereby acknowledges and agrees that (in consideration for the Banks and the Agent permitting the KOSI Transfers to occur) KOSI is acquiring all such shares subject to the prior Lien of the Agent and the Banks therein.

          8.10  Purchase of Assets.  Except as permitted by Section 8.9 or
                ------------------
Section 8.13, neither Holding nor the Borrower will purchase, lease or otherwise acquire all or any substantial part of the property or assets of any Person, or permit any of their respective Subsidiaries so to do, or purchase, lease or otherwise acquire property or net assets in excess of (Pounds)250,000 in the aggregate (other than in the ordinary course of business) or an equivalent amount in other currencies (computed at the Spot Rate), or permit any of their respective Subsidiaries so to do.

          8.11  Related Transactions.  (a) Neither Holding nor the Borrower will
                --------------------
enter into any transaction with any other member of the Consolidated Group or with any Affiliate of any member of the Consolidated Group or an Associate of any such Affiliate or with which any officer or director of any Credit Party or a Subsidiary has a financial interest on more favorable terms than if such Person was totally unrelated, or permit any of their respective Subsidiaries to so do except such commissions, discounts and repayment terms in connection with the furnishing of goods or services on a Consolidated Group basis as are reasonable and customary in commercial practice.

          (b) No Loan Party will make any payments, directly or indirectly, to KSI or any officer or director of KSI or any principal stockholder of KSI, except as permitted by Section 8.11(a), 8.11(d) or 8.15.

          (c) Without the written consent of the Required Banks, the aggregate monthly amount of fees, costs, expenses and other amounts payable by members of the Consolidated Group to KSI pursuant to the Management Agreement or otherwise will not, in any month commencing with the month in which the Amendment Effective Date occurs, exceed the average monthly amount of such fees, costs, expenses and other amounts payable by members of the Consolidated Group to KSI pursuant to the Management Agreement for the period July 1, 1991-June 30, 1992, as represented in Section 10.23(b) hereof. Amounts paid to KSI by FIL as permitted by clause (d)(ii) of this Section 8.11 shall not be considered paid to KSI for purposes of the first sentence of this clause (c).

               (d) Nothing in this Section 8.11, or in Section 7.13, 8.5 or 8.14, shall:

          (i) prohibit KSI from making contributions of its capital stock to the pension fund of FIL in satisfaction of payments that FIL is otherwise required by applicable law to then make in cash to such pension fund if the trustees of such pension fund accept such shares in lieu of such cash payment by FIL; or

          (ii) prohibit FIL from reimbursing KSI for making such contributions of stock provided that, at the time of any such reimbursement (and
                   -------------
          after giving effect thereto),(u) no Default or Event of Default exists, (v) KSI is not reimbursed for contributions in excess of (Pounds)65,000 for any one month or in excess of (Pounds)750,000 in the aggregate, (w) KSI is not reimbursed for any contributions made prior to the Amendment Effective Date, and (x) the Agent and the Banks shall have been provided with all information with respect to such pension plan as any of them shall have requested, and provided further
                                                                ----------------
          that no such amount may be reimbursed prior to January 1, 1994.
          ----

          8.12  Subsidiaries.  (a) Neither Holding nor the Borrower will sell,
                ------------
assign, transfer or otherwise dispose of, or in any way part with control of, any shares of capital stock of any of their respective Subsidiaries (other than Insignificant Subsidiaries) or any indebtedness or obligations of any character of any of their respective Subsidiaries, or permit any of their respective Subsidiaries so to do with respect to any shares of capital stock of any other member of the Consolidated Group (other than those of Insignificant Subsidiaries) or any indebtedness or obligations of any character of any member of the Consolidated Group, or issue, or permit any member of the Consolidated Group to issue, any additional shares of capital stock; provided, however, that
                                                        -----------------
neither the provisions of this Section 8.12(a) or those of Section 8.9 shall prohibit:

               (i)  [intentionally deleted];

          (ii) the sale of the GmbH Stock (directly by FIL or via another Loan Party) to the KSI Purchaser on the Amendment Effective Date pursuant to and in accordance with the terms of Section 12.14 hereof;

               (iii) KOSI from selling all or substantially all of the capital stock of Iberica prior to the Designated Date for the fair market value thereof as determined in good faith by the board of directors of KOSI so long as the proceeds thereof are applied to prepayment of the Loans as and to the extent provided in Section 2.4(b) hereof; or

               (iv) those Loan Parties holding capital stock of any Benelux Company from selling all or substantially all of the capital stock of such Benelux Company on or prior to the Designated Date for the fair market value thereof as determined in good faith by the board of directors of the holder thereof so long as the proceeds thereof are applied to payment of the Loans as and to the extent provided in
          Section 2.4(b) hereof.

Upon any sale of the capital stock of Iberica or any of the Benelux Companies in accordance with the terms of this Agreement, the Agent (on behalf of the Banks) shall promptly release such company from the obligations of any Foreign Guaranty and Foreign Pledge Agreement to which it is party.

          (b) Neither Holding nor the Borrower will organize or create (or permit the organization or creation of), by investment or purchase or otherwise, any Subsidiary other than KOSI, and Subsidiaries existing on the Closing Date without the prior written consent of the Agent, such consent not to be unreasonably withheld; provided that if within 20 days after the Borrower has
                       -------------
given written notice to the Agent of the proposed organization or creation of a Subsidiary (or, if later, within 20 days after the date on which the Agent shall have received such additional information related thereto as it shall have requested), the Agent shall not have disapproved of such request or asked for additional information related thereto, such consent of the Agent shall be deemed to have been given.

          8.13  Capital Expenditures.  Neither Holding nor the Borrower will
                --------------------
make capital expenditures for acquisitions, construction or improvement of fixed assets, or permit any of their respective Subsidiaries so to do, except that members of the Consolidated Group may make such expenditures if, after giving effect thereto, the Dollar Equivalent of the aggregate amount of all such capital expenditures made by the Consolidated Group in any calendar year would not exceed, in the aggregate, the amount specified for such year below:



Calendar Year           Amount
-----------------      ---------
             1993      3,000,000
             1994      3,500,000
             1995      4,000,000
             1996      4,000,000
             1997      4,000,000
             1998      4,000,000

For purposes of this Section 8.13:

          (i) an amount equal to the present value of any Capitalized Lease Obligations entered into by a Loan Party or any member of the Consolidated Group after February 1, 1991 shall be deemed to be a capital expenditure during the year in which said Capitalized Lease Obligations were entered into; and

          (ii) to the extent that capital expenditures are paid for by capital contributed in cash by KSI to a member of the Consolidated Group to be used for such purpose, the amount in cash so contributed by KSI and so used shall not be included in the annual limitations set forth above.

          8.14  Investments.  Neither Holding nor the Borrower will invest in
                -----------
(by capital contribution or otherwise), or acquire for investment or purchase or make any commitment to purchase the obligations or stock of, any Person or permit any of their respective Subsidiaries so to do, except (i) the purchase of marketable direct or guaranteed obligations of the national governments of the Federal Republic of Germany, France, the Netherlands, the UK and the US; (ii) stock or obligations issued to a member of the Consolidated Group in settlement of claims against others by reason of an event of bankruptcy or a composition or readjustment of debt or a reorganization of any debtor of the Borrower or Subsidiary; (iii) certificates of deposit and banker's acceptances of any of the Banks or their branches; (iv) capital contributions to be made on the Closing Date by Holding to the Borrower as contemplated by Section 6.6(d); (v) Commercial Paper rated P-1 or A-1 by Standard & Poors ("S&P") or Moody's
                                                        ---
Investors Service ("Moodys") or the equivalent rating by any other rating agency
                    ------
nationally recognized in the US or UK; and (vi) certificates of deposit and banker's acceptances of any bank with a AA or better rating from Moodys or the equivalent rating by S&P or any other rating agency nationally recognized in the US or UK. As used in this Agreement, "Commercial Paper" shall mean short-term
                                       ----------------
promissory notes due no later than 270 days from the date of issuance of each such note.

          8.15  Dividends, Distributions and Purchases of Capital Stock.  (a)
                -------------------------------------------------------
Except as set forth in Section 8.15(b), Holding will not declare or pay any dividends (other than dividends payable in shares of its capital stock), or return any capital to its stockholders as such or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration (otherwise than in exchange for, or from the proceeds of the substantially concurrent sale of, other shares of capital stock of Holding), any shares of any class of its capital stock now or hereafter outstanding, or redeem, return, purchase or otherwise acquire, directly or indirectly, for a consideration, any subordinated debt or make any payments on account of the principal thereof, or set aside any funds for any of the foregoing purposes.

          (b) Commencing in 1994, Holding may pay dividends annually to holders of its ordinary shares (as such) in an aggregate amount per Fiscal Year not in excess of the sum of 50% of the Net Income (Adjusted) of the Consolidated Group, but only if (x) no Default or Event of Default exists on the date of payment (after giving effect thereto), (y) such distribution is made no earlier than the date that the certified Financial Statements for such Fiscal Year, in form and substance satisfactory to the Agent and the Required Banks, have been delivered to the Banks pursuant to Section 7.1(b) and no later than 30 days after such date, and (z) all required repayments of the Loans pursuant to Sections 2.4 have been made with regard to such Fiscal Year.

          8.16  Leasebacks.  Neither Holding nor the Borrower will enter into,
                ----------
or permit any of their respective Subsidiaries to enter into, any arrangement with any bank, insurance company or other lender or investor providing for the leasing to any member of the Consolidated Group of real property (i) which at the time has been or is to be sold or transferred by any member of the Consolidated Group to such lender or investor, or (ii) which has been or is being acquired from another person by such lender or investor or on which one or more buildings or facilities have been or are to be constructed by such lender or investor for the purpose of leasing such property to a member of the Consolidated Group.

          8.17  Interest Coverage Ratio.  (a) (i) Neither Holding nor the
                -----------------------
Borrower will permit the Interest Coverage Ratio of the Consolidated Group to be less than:

               (A) 1.45:1 for the 3-month period ending September 30, 1993;

               (B) 1.45:1 for any 6-month period ending on December 31, 1993 or on the last day of any fiscal quarter thereafter until and including the 6-month period ending on September 30, 1995; or

               (C) 1.70:1 for any 6-month period ending on December 31, 1995 or on the last day of any fiscal quarter thereafter.

          (ii) Neither Holding nor the Borrower will permit the Interest Coverage Ratio of the Consolidated Group to be less than:

               (A) 1.6:1 for the 9-month period ending March 31, 1994;
               (B) 2.0:1 for any 12-month period ending on June 30, 1994 or on the last day of any fiscal quarter thereafter until and including the 12-month period ending on September 30, 1995; or
               (C) 2.25:1 for any 12-month period ending on December 31, 1995 or on the last day of any fiscal quarter thereafter.

          (b) In the event that Borrower does not deliver any Financial Statement or certificate required to be delivered after the end of any fiscal 3-month period pursuant to clause (i), (ii) or (iii) of Section 7.1(a) within 10 days after the date required therefor pursuant to said clause, the Borrower shall be deemed to be in default of Sections 8.17-8.23 (inclusive) for purposes of Section 9.3 hereof.

          (c) For so long as the principal amount of the deposit (with the Depositary Bank) that is the subject of the Bank Charge is equal to or greater than the aggregate principal amount of the 1991 Notes,

             (i) the principal amount of the 1991 Notes shall not be considered indebtedness of the Borrower;

             (ii) the interest payable on the 1991 Notes shall not be considered interest payable by the Borrower;

             (iii) amounts on deposit with the Depositary Bank that are the subject of the Bank Charge shall not be considered assets of Holding or the Borrower; and

             (iv) interest paid or payable on such deposit shall not be considered income to the Borrower or Holding;

in each case for all purposes of Sections 8.17-8.23 (inclusive).

          8.18  Fixed Charge Coverage Ratio.  Neither Holding nor the Borrower
                ---------------------------
will permit the Fixed Charge Coverage Ratio of the Consolidated Group to be less than:

               (A) 1.1:1 for the 3-month period ending September 30, 1993;
               (B) 1.1:1 for the 6-month period ending December 31, 1993;
               (C) 1.1:1 for the 9-month period ending March 31, 1994;

               (D) 1.1:1 for the 12-month period ending on June 30, 1994 or the 12-month period ending on September 30, 1994;
               (E) 1.2:1 for any 12-month period ending on December 31, 1994, March 31, 1995, June 30, 1995 or September 30, 1995; or
               (F) 1.3:1 for any 12-month period ending on December 31, 1995 or on the last day of any fiscal quarter thereafter.

          8.19  Current Ratio.  (a) Neither Holding nor the Borrower will permit
                -------------
the ratio of (x) the Current Assets of the Consolidated Group to (y) the Current Liabilities of the Consolidated Group to be less than 0.8:1 at the end of any fiscal quarter ending on or after September 30, 1993.

          (b) Neither Holding nor the Borrower will permit the ratio of (x) the Current Assets of the Consolidated Group to (y) the Current Liabilities of the Consolidated Group to be less than 1.3:1 at the end of any fiscal quarter ending on or after September 30, 1993. For purposes of this clause (b) only, "Current Liabilities" shall not include the principal amount of Revolving Credit Loans then outstanding or the LC Obligations or (y) that portion of the principal amount of Term Loans payable pursuant to Section 2.4(a) within 12 months of the date of computation of "Current Liabilities".

          8.20  Net Worth:  Funded Debt.  (a) Neither Holding nor the Borrower
                -----------------------
will permit the ratio of (x) the Net Worth of the Consolidated Group to (y) the Long-Term Debt of the Consolidated Group to be less than 1.0:1 at the end of any fiscal quarter ending on or after September 30, 1993.

          (b) In computing Net Worth for purposes of this Section 8.20, the amounts and items set forth in clauses (ii)-(viii) of the definition of "Tangible Net Worth (Adjusted)" in Annex I shall be treated (without duplication) as assets of the Borrower or Holding (as the case may be) to the extent that, at the time of such computation, the amounts of such items may at the same time be included in the computation of "Tangible Net Worth (Adjusted)". In addition, to the extent that any Indebtedness for Borrowed Money would otherwise be included in "Long-Term Debt" in accordance with the definition of said term in said Annex I, the amount of such Long-Term Debt shall not be considered as "Long-Term Debt" for purposes of this Section 8.20 to the extent that the amount thereof is considered an asset of the Consolidated Group pursuant to the immediately preceding sentence.

          8.21  Tangible Net Worth.  Neither Holding nor the Borrower will
                ------------------
permit the Tangible Net Worth (Adjusted) of the Consolidated Group, at any time on or after the date set forth in the first column below, to be less than the amount set forth alongside such date in the second column below.

                        Minimum Required
                        Tangible Net Worth
 Date                   (Adjusted)
----------------------  ----------------
June 30, 1993                 $2,000,000
December 31, 1993             $2,000,000
December 31, 1994             $2,000,000
December 31, 1995             $2,500,000
December 31, 1996             $3,000,000
December 31, 1997             $4,000,000

          8.22  Funded Debt:  Cash Flow.  (a) [intentionally deleted]
                -----------------------

          (b) Neither Holding nor the Borrower will permit the ratio of (x) 25% of the Long-Term Debt of the Consolidated Group at the end of the relevant fiscal quarter to (y) EBITDA of the Consolidated Group for such fiscal quarter to exceed:

               (A) 4.0:1 at the end of any fiscal quarter ending on or after September 30, 1994 until and including the last day of the fiscal quarter ending on September 30, 1996; or
               (B) 3.5:1 as at December 31, 1996 or at the end of any fiscal quarter thereafter.

          (c) In determining Long-Term Debt for purposes of this Section 8.22, the amount of "cash and equivalents" on the Consolidated Group's balance sheet at the end of the relevant fiscal quarter shall first be deducted.

          8.23  Assets:  Funded Debt.  (a) Neither Holding nor the Borrower will
                --------------------
permit the ratio of (x) the Tangible Assets of the Consolidated Group to (y) the Long-Term Debt of the Consolidated Group to be less than 1.5:1 at the end of any fiscal quarter ending on or after September 30, 1993.

          (b) In computing Tangible Assets for purposes of this Section 8.23, the amounts and items set forth in clauses (ii)-(viii) of the definition of "Tangible Net Worth (Adjusted)" in Annex I shall be treated (without duplication) as Tangible Assets of the Borrower or Holding (as the case may be) to the extent that, at the time of such computation, the amounts of such items may at the same time be included in the computation of "Tangible Net Worth (Adjusted)". In addition, to the extent that any Indebtedness for Borrowed Money would otherwise be included in "Long-Term Debt" in accordance with the definition of said term in said Annex I, the amount of such Long-Term Debt shall not be considered as "Long-Term Debt" for purposes of this Section 8.23 to the extent that the amount thereof is considered a Tangible

Asset of the Consolidated Group pursuant to the immediately preceding sentence.

          (c) For purposes of the computation under Section 8.23(a), the amount of "cash and equivalents" on the Consolidated Group's balance sheet at the end of the relevant fiscal quarter shall first be deducted from both (i) the Tangible Assets of the Consolidated Group (for the computation in clause (x) of said Section and (ii) Long-Term Debt (for the computation in clause (y) thereof).

          8.24  Accounting Changes.  (a) Neither Holding nor the Borrower will
                ------------------
make, or permit or any of its Subsidiaries to make, any significant change in accounting treatment and reporting practices except as permitted or required by GAAP.

          (b) After December 31, 1992, neither Holding nor the Borrower will change its fiscal year or permit any of their respective Subsidiaries to change its fiscal year.

          8.25  Employee Benefit Plans.  (i) Borrower will not adopt, or permit
                ----------------------
any of its Subsidiaries to adopt, any Pension Plan or any other Plan subject to
Section 302 of ERISA or Section 412 of the Code, without the Agent's consent,
(ii) become obligated, or permit any of its Subsidiaries to become obligated, to contribute to any Multiemployer Plan subject to Subtitle E of Part IV of ERISA, without the Agent's consent, or (iii) allow, or permit any of its Subsidiaries to allow, any Plan to fail to comply with the applicable provisions of ERISA and the Code in any respect which would have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole.

          8.26  Compliance with ERISA.  (i) Holding will not terminate, or
                ---------------------
permit any of its Subsidiaries to terminate, any Pension Plan so as to result in any material (in the opinion of the Agent or the Required Banks) liability of Holding or any of its Subsidiaries to the PBGC, (ii) permit to exist for more than 30 days the occurrence of any Reportable Event (as defined in Section 4043 of ERISA), or any other event or condition, which presents a material (in the opinion of the Agent or the Required Banks) risk of such a termination by the PBGC of any Pension Plan, (iii) [intentionally deleted], (iv) allow, or permit any of its Subsidiaries to allow, any Plan to incur an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) for more than 30 days, whether or not waived, (v) engage, or permit any of its Subsidiaries or any Plan to engage, in any "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) resulting in any material (in the opinion of the Agent or the Required Banks) and considered by itself or together with all other such liabilities of Holding and all ERISA Affiliates) liability to

Holding or any ERISA Affiliate, (vi) allow, or permit any of its Subsidiaries to allow, any Plan to fail to comply with the applicable provisions of ERISA and the Code in any material respect for more than 30 days, (vii) fail, or permit any of its Subsidiaries to fail, to make any required contribution to any Multiemployer Plan, unless and to the extent only that the validity thereof is being contested in good faith and by appropriate procedures and such Loan Party or Subsidiary has set aside on its books adequate reserves therefor in accordance with GAAP, or (viii) completely or partially withdraw, or permit any of its Subsidiaries to completely or partially withdraw, from a Multiemployer Plan, if such complete or partial withdrawal will result in any material (in the opinion of the Agent or the Required Banks) withdrawal liability under Title IV of ERISA.

          8.27  Other Agreements.  (a) Neither Holding nor the Borrower will (or
                ----------------
permit any of their respective Subsidiaries to) amend, modify or terminate the Tax Allocation Agreement, the Deficiency Undertaking, the loan agreement referred to in clause (B) of the next-to-last sentence of Section 10.7(b), or the KSI UK Guaranty, or amend or modify the Redemption Documents, the Repurchase Documents, the 1991 Notes, the 1993 Notes or the Acquisition Agreement (FAI), or waive any right under any of the foregoing, or fail to duly enforce the Tax Allocation Agreement, the Deficiency Undertaking and the KSI UK Guaranty.

          (b) Neither Borrower nor Furmanite will amend their respective Articles of Association in any way that will adversely affect the amendments made or required to be made pursuant to Section 6.19 hereof.

          8.28  Dormant Subsidiaries.  (a)  No Dormant Subsidiary will engage in
                --------------------
any business or activity.

          (b) No Dormant Subsidiary will contract, create, incur or suffer to exist any Indebtedness for Borrowed Money.

          (c) Neither Borrower nor any Subsidiary of Borrower will make any loan to any Dormant Subsidiary.

          (d)  No Subsidiary will merge into any Dormant Subsidiary.

          (e) No Credit Party shall convey, sell, lease or otherwise transfer any asset to any Dormant Subsidiary.

          Section 9.  EVENTS OF DEFAULT.
                      -----------------

          Upon the occurrence of any of the following specified events (each an "Event of Default"):
 ----------------

          9.1  Principal and Interest.  The Borrower shall default in the due
               ----------------------
and punctual payment of (i) any principal due on any Loan; or (ii) any interest on any Loan or Note or in the due and punctual payment of Commitment commission or other amounts due hereunder; or (iii) any repayment of any Reimbursement Obligation or Deemed Disbursement or any interest payable thereon; provided that
                                                                   -------- ----
failure to duly and punctually make an interest payment shall not be an Event of Default under this Section 9.1 if such interest payment is paid within five days after the date it is due and Borrower has not been late in making an interest payment on any of the Notes more than once in the preceding 12 months; or

          9.2  Representations and Warranties.  Any representation, warranty or
               -------------------------------
statement made by any Credit Party in any Loan Document to which such Credit Party is a party or in the Offering Documents or the Acquisition Agreement (FAI) or otherwise in writing by such Person in connection with any of the foregoing or in connection with any Acquisition, or in any certificate or statement furnished pursuant to or in connection with any of the foregoing, shall be breached in a manner that could reasonably be expected to have an adverse effect on the validity, payment, performance or enforceability of the Loan Agreement on any of the other Loan Documents or any obligation of a Credit Party hereunder or thereunder or shall prove to be untrue in any material and adverse respect on the date as of which made;

          9.3  Negative Covenants.  Any Loan Party or any of their respective
               ------------------
Subsidiaries shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to
Section 7.20 or Section 8; or

          9.4  Other Covenants.  Any Credit Party or any of their respective
               ---------------
Subsidiaries shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement (other than those referred to in Sections 9.1, 9.2 or 9.3) and such default (which shall be capable of cure) shall continue unremedied for a period of 30 days after the earlier of the date on which the Agent gives the Borrower notice of such default or on the date an officer of any Credit Party (other than a Subsidiary that is not a Significant Subsidiary) becomes aware thereof; or

          9.5  Other Obligations.  Any indebtedness of any member of the
               -----------------
Consolidated Group (i) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof, or (ii) in respect of indebtedness in excess of $250,000 (or the equivalent amount in any other currency) in an aggregate principal amount, shall not be paid as and when the same becomes due and payable including any applicable grace period, or there shall occur and be continuing any event which constitutes an event of default under any instrument, agreement or evidence of indebtedness relating to any indebtedness of any member of the Consolidated Group in excess of $250,000 (or the equivalent amount in any other currency) in aggregate principal amount, the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause the indebtedness evidenced thereby to become due prior to its stated maturity; or

          9.6  Ownership.  (a) KSI shall at any time own less than 100% of the
               ---------
outstanding capital stock of Holding; or any stock issued by FAI or any Loan Party shall be the subject of a Lien (other than Liens to the Agent and the Banks hereunder); or

          (b) A change has occurred in the stock ownership of KSI under Section 382 of the Code that, in the reasonable judgment of the Agent exercised in good faith and after taking into consideration (in the Agent's reasonable good-faith judgment) the likelihood of KSI being able to honor its obligations related thereto under the Deficiency Undertaking, limits (or in the future could limit) utilization of the NOL by the US Guarantors in a manner having a Material Adverse Effect with respect to the US Guarantors; or

          9.7  Insolvency.  Any Credit Party (references to "Credit Party" in
               ----------
this Section 9.7, however, not to include any Insignificant Subsidiary) shall dissolve or suspend or discontinue its business, or shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of (or there shall be appointed pursuant to any contract) any administrator, receiver, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against any Credit Party any such proceeding which shall remain undismissed for a period of 90 days or more, or any order, judgment or decree approving the petition in any such proceeding shall be entered; or any Credit Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of 90 days or more; or any Credit Party shall take any action for the purpose of effecting any of the foregoing; or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the property or assets of any Credit Party or there shall happen or exist under the laws of any applicable jurisdiction, with respect to any Credit Party, any event analogous to and having a substantially similar effect to any of the foregoing events; provided that no liquidation or dissolution of Iberica or any Benelux
        -------------
Company prior to the Designated Date shall be an Event of Default is same is effectuated pursuant to Section 8.12(a)(iii) or (a)(iv) hereof; or

          9.8  Guaranty Agreements.  The breach by any Guarantor of any term or
               -------------------
provision of the Guarantee Agreement to which it is a party, which default in the reasonable judgment of the Agent or the Required Banks (exercised in good faith) is material; or any Guarantee Agreement is at any time not in full force and effect; or any "Default" or "Event of Default" (as defined in a Guarantee Agreement) shall exist under such Guarantee Agreement; or any Guarantor shall assert that it is not liable as a guarantor under its Guarantee Agreement; or

          9.9  Security Documents.  The breach by any Credit Party of any term
               ------------------
or provision of any Security Document (other than a Guarantee Agreement) or Subordination Agreement to which such Person is a party, which default in the reasonable judgment of the Agent or the Required Banks (exercised in good faith) is material; or any such Security Document is at any time not in full force and effect; or any "Default" or "Event of Default" (as defined in any such Security Document) shall exist under such Security Document; or any Security Document shall fail to grant to the Agent on behalf of the Banks the Lien and security interest purported to be created thereby (provided that if any Security Document
                                          --------
fails to so grant such Lien or security interest solely as a result of a change of law and such failure is capable of remedy, then such failure shall not be considered an Event of Default under this Section 9.9 for a period of 10 days if such failure is remedied within that period); or

          9.10  Deficiency Undertaking.  The breach by KSI of any term or
                ----------------------
provision of any KSI Agreement, which default in the reasonable judgment of the Agent or the Required Banks (exercised in good faith) is material; or any KSI Agreement is at any time when it is required to be in full force and effect by its terms or the terms hereof not in full force and effect; or

          9.11  Judgments.  (a) Any final non-appealable judgment for the
                ---------
payment of money in excess of $1,250,000 (or the equivalent thereof in any currency), excluding any amounts payable or reimbursable by financially sound insurance companies or by third parties whose Commercial Paper is rated P-1 or A-1 by S&P or Moodys (or the equivalent rating by any other rating agency nationally recognized in the US or the UK), shall be rendered against any member of the Consolidated Group; or

          (b) Final judgment for the payment of money in excess of $1,250,000 (or the equivalent thereof in any currency) shall be rendered against any member of the Consolidated Group, and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed or contested in good faith; or

          9.12  Cash Collateral Account.  The amount of funds in the Cash
                -----------------------
Collateral Account is at any time less than the amount that would be payable at such time under the Sterling Guarantee if the UK Bank were then required to honor such guarantee and such deficiency remains in effect for more than three days; or the UK Bank is at any time called upon by a holder of any 1991 Note or representative thereof to honor such guarantee; or the breach by any party (other than the UK Bank or the Depositary Bank) of any term or provision of any Depositary Document to which it is a party, which default in the judgment of the Agent or the Required Banks is material;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing the Agent may (and shall, if instructed in writing by the Required Banks) by written notice to the Borrower: (i) declare the principal of and accrued interest on the Loans to be, whereupon the same shall forthwith become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and Holding; and/or (ii) declare the commitments of the Banks to make the Loans hereunder terminated, whereupon such commitments of the Banks shall forthwith terminate immediately; provided that if any Event of Default described in Section 9.7
             -------- ----
shall occur with respect to the Borrower, the result which would otherwise occur only upon the giving of written notice by the Agent or the Required Banks to the Borrower as herein described shall occur automatically, without the giving of any such notice.


          Section 9A.  GUARANTY.
                       --------

          In order to induce the Banks and the Agent to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holding from the proceeds of the Loans, Holding agrees with the Banks and the Agent as follows.

          9A.1.  The Guaranty.  Holding hereby unconditionally and irrevocably
                 ------------
guarantees as primary obligor and not merely as surety the full and prompt payment when due (whether upon maturity, by acceleration or otherwise) of any and all Obligations of the Borrower (including without limitation all interest which may be payable thereon prior to or during the pendency of any insolvency or similar proceeding with respect to the Borrower). If any or all of such Obligations become due and payable hereunder, Holding unconditionally promises to pay such indebtedness to the Agent on behalf of the Banks, or order, on demand, together with any and all expenses which may be incurred by the Banks or the Agent in collecting any of the indebtedness. If the Agent or the Banks are prevented by law from accelerating any of the indebtedness in accordance with the terms of any agreement or instrument governing same, the Agent shall be entitled to receive hereunder from Holding, upon demand therefor, the sum which would have otherwise been due had such acceleration occurred. The word "indebtedness" is used in this Section 9A in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with the Obligations, in each case heretofore, now or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable. Without limiting the generality of the foregoing, Holding acknowledges that this guaranty is a guaranty of payment, not a guaranty of collection.

          9A.2  Bankruptcy.  Additionally, Holding unconditionally and
                ----------
irrevocably guarantees the payment of any and all Obligations, whether or not due or payable by the Borrower, upon the occurrence in respect of the Borrower of any of the events specified in Section 9 hereof and unconditionally promises to pay such indebtedness to the Agent on behalf of the Banks, or order, on demand without setoff or counterclaim.

          9A.3  Nature of Liability.  The liability of Holding hereunder is
                -------------------
exclusive and independent of any security or other guaranty of the indebtedness of the Borrower whether executed by Holding or by any other party, and the liability of Holding hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution or termination of the Borrower, or (e) any payment made to the Agent or to any or all Banks on the indebtedness which such Agent, Bank or Banks are required to repay to the Borrower pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holding waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          9A.4  Independent Obligation.  (a) The obligations of Holding
                ----------------------
hereunder are independent of the obligations of any other guarantor or the Borrower, and any security for or other guarantee of the indebtedness of the Borrower, and a separate action or actions may be brought and prosecuted against Holding whether or not action is brought against any other guarantor or the Borrower or any security held by the Agent and without pursuing any other remedy, and whether or not any other guarantor or the Borrower be joined in any such action or actions. Holding waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holding. The Agent's and Banks' rights under this Section 9A will not be exhausted by any action or inaction by the Agent or the Banks until all of the indebtedness has been indefeasibly paid in full.

          (b) The liability of Holding hereunder is not affected or impaired by any direction or application of payment by the Borrower or by any other party, or by any other guarantee or undertaking of Holding or any other party as to the indebtedness of the Borrower, by any payment on, or in reduction of, any such other guarantee or undertaking, by the termination, revocation or release of any obligations hereunder or of any other guarantor, or by any payment made to the Agent or the Banks on the indebtedness which the Agent or the Banks repay to the Borrower or any other guarantor or other person or entity pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, or any other fact or circumstance which would otherwise excuse the obligation of a guarantor or surety, and Holding waives any right to the deferral or modification of Holding's obligations hereunder by reason of any such proceeding, fact or circumstance. This Section 9A shall continue to be effective in accordance with its terms, or be reinstated, as the case may be, if at any time payment, or any part thereof, of or with respect to any of the indebtedness is rescinded or must otherwise be restored or returned by the Agent or a Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other payor thereof, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other payor thereof or any substantial part of its property, or otherwise, all as though such payments had not been made.

          9A.5  Authorization.  Holding authorizes the Agent and the Required
                -------------
Banks without notice or demand, and without affecting or impairing its or their liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms, of the Obligations of the Borrower or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from the Borrower, any guarantor or any other party for the payment of this guaranty or the indebtedness and exchange, enforce, waive and release any such security or accept additional or substituted security, (c) apply such security and direct the order or manner of sale thereof as the Agent in its discretion (subject to the other provisions of this Agreement) may determine and (d) release, add or substitute any one or more endorsers, guarantors or other obligors. Any modifications, renewals and extensions of the indebtedness may be made at any time by the Agent on behalf of the Banks, before or after any termination of this Agreement, and Holding shall be fully liable for any such modifications, renewals or extensions. The Agent on behalf of the Banks may take any of the foregoing actions upon any terms and conditions as the Agent may elect, without giving notice to Holding or obtaining the consent of Holding and without affecting the liability of Holding to the Agent or the Banks.

          9A.6  Reliance.  It is not necessary for the Banks or the Agent to
                --------
inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Holding assumes full responsibility for keeping fully informed of the financial condition of the Borrower and all other circumstances affecting the Borrower's ability to perform its obligations to the Agent and the Banks, and agrees that neither the Agent nor any Bank will have any duty to report to Holding any information which the Agent or any Bank receives about the Borrower's financial condition or any circumstances bearing on its ability to perform, and expressly waives any right to receive such information and any defense based upon failure to receive such information.

          9A.7  Subordination.  (a) Any indebtedness of the Borrower now or
                -------------
hereafter held by Holding, whether in connection with this Section 9A or other provisions of this Agreement, or whether completely independent of this Agreement and the indebtedness, is hereby subordinated to the indebtedness of the Borrower to the Banks; provided that so long as no Default or Event of
                           -------------
Default exists (both before and after giving effect to any payment of principal or interest proposed to be made on such subordinated indebtedness), the Borrower may pay to Holding regularly-scheduled interest and principal payments required by its terms to be made on such subordinated indebtedness. Holding hereby covenants with the Agent and the Banks that, except as the Agent may otherwise agree, Holding shall not be entitled to, and shall not, demand or receive any payment in respect of any indebtedness of the Borrower to Holding (whether of principal, interest thereon or otherwise) or demand the creation, or receive the benefit, of any encumbrance or other Lien over or any guarantee or indemnity in respect of any indebtedness of the Borrower to Holding or commence any proceeding against the Borrower or take any action in respect of any indebtedness of the Borrower to Holding (including, without limitation, the exercise of any right of set-off, counterclaim or lien, or any right to declare any default or "event of default" or any action or steps with a view to (or otherwise in connection with) the winding-up, dissolution, receivership or administration of the Borrower). Prior to the transfer by Holding of any note or negotiable instrument evidencing any indebtedness of the Borrower to Holding, Holding shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

               (b) Holding hereby covenants with the Agent and the Banks and agrees and declares that:

               (i) in the event of Holding receiving any payment or any other benefit in breach of Section 9A.7(a), Holding shall forthwith notify the Agent of the receipt and, pay to the Agent on behalf of the Banks, all sums which shall have been received by it in consequence of such breach and until such payment to the Agent, Holding shall hold the payment or other benefit so received by it in trust for the Banks;

               (ii) in the event of any indebtedness being discharged by set-off in breach of Section 9A.7(a), it shall forthwith notify the Agent of the discharge and pay to the Agent on behalf of the Banks an amount equal to the amount of the discharge; and

               (iii) it shall forthwith pay to the Agent on behalf of the Banks, and it shall hold in trust for the Banks pending such payment, any amount or other distribution of assets of any kind or character received by it (whether in cash, property, securities or otherwise) on a winding-up, dissolution, receivership or administration of the Borrower.

          (c) Holding hereby agrees with the Agent and the Banks that it will at its own expense do all such things as the Agent may require as being necessary or desirable to transfer to the Agent all payments or benefits to be made pursuant to Section

9A.7(b) including endorsements and execution of formal transfers, and will pay any costs and stamp duties in connection therewith.

          (d) If, for any reason, a trust in favor of the Banks under this
Section 9A.7 is invalid or unenforceable, Holding shall from time to time promptly pay and deliver to the Agent on behalf of the Banks an amount equal to the amount of any payment or benefit which it would otherwise have been obliged to hold in trust for the Banks.

          9A.8  Waivers of Defenses.  Holding waives:  (a) all statutes of
                -------------------
limitation as to the indebtedness, this Agreement or otherwise as a defense to any action brought against Holding by the Agent or any Bank, to the fullest extent permitted by law; (b) any defense based upon any legal disability of the Borrower or any discharge or limitation of the liability of the Borrower to the Agent or the Banks, whether consensual or arising by operation of law or any bankruptcy, insolvency, or debtor-relief proceeding, or from any other cause;
(c) presentment, demand, protest and notice of any kind; (d) any defense based upon or arising out of any defense which the Borrower may have to the payment or performance of any part of the indebtedness; (e) any defense based upon any disbursements by the Agent or the Banks to the Borrower pursuant to any agreements or instruments governing the indebtedness whether same be deemed an additional advance or be deemed to be paid out of any special interest or other fund accounts, as constituting unauthorized payments hereunder or amounts not guaranteed by this Section 9A; (f) all rights to participate in any security held by the Agent or the Banks for the indebtedness; (g) irregularity or unenforceability of any agreement or instrument representing or governing the indebtedness; (h) any request that the Agent or a Bank be diligent or prompt in making demands hereunder or under any agreement or instrument representing or governing the indebtedness; and (i) any other defense (except the defense that the indebtedness has been indefeasibly paid in full) which, under applicable law, would release the obligation of a guarantor or surety, until the indebtedness has been indefeasibly paid in full.

          9A.9  Waiver of Subrogation.  Holding hereby irrevocably waives any
                ---------------------
claim or other rights which it may now have or hereafter acquire against the Borrower or any other guarantor that arise from the existence, payment, performance or enforcement of Holding's obligations under this Agreement or any other Loan Document, including (without limitation) any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Banks and the Agent against the Borrower or any other guarantor or any collateral which the Agent or any Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law including (without limitation) the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Holding in violation of the preceding sentence and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to Holding for the benefit of, and held in trust for the benefit of, the Banks and the Agent and shall forthwith be paid to the Agent on behalf of the Banks to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. Holding acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this Section 9A.9 is knowingly made in contemplation of such benefits.

          9A.10  [intentionally deleted]

          9A.11  Costs and Expenses.  In addition to the amounts guaranteed
                 ------------------
hereunder, Holding agrees to pay the Agent's and the Banks' reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce any of the indebtedness or this Section 9A, whether or not any lawsuit is filed. Until paid to the Agent or the Banks, such sums will bear interest at the highest rate of interest borne by any of the Loans plus 2%; provided that if such interest
                                               --------
exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount. Interest accrued hereunder pursuant to this paragraph shall be payable on demand and shall be calculated on the basis of the actual number of days elapsed and a 360-day year.


          Section 10.  REPRESENTATIONS AND WARRANTIES.
                       -------------------------------

          In order to induce the Agent and the Banks to enter into this Agreement and to make the Loans and issue the Letters of Credit provided for herein, each of Holding and the Borrower makes the following representations, covenants and warranties, which representations, covenants and warranties shall survive the execution and delivery of this Agreement and the other documents and instruments referred to herein:

          10.1  Status; Validity.  (a)  Each member of the Consolidated Group is
                ----------------
a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own or hold under lease its property and assets, to transact the business in which it is engaged, following the Acquisitions, to enter into and perform this Agreement and the other Loan Documents to which it is party, and, as to the Borrower, to borrow hereunder. Each member of the Consolidated Group is duly qualified or licensed as a foreign corporation in good standing in (or taken such comparable action as is required under the laws of) each jurisdiction where failure to so qualify would have a Material Adverse Effect on FAI, KOSI, Holding, Furmanite, or any Significant Subsidiary or the Consolidated Group. A true and complete list of all Subsidiaries of Holding, KOSI and the Borrower as at the Amendment Effective Date (after giving effect to the GmbH Sale), showing the percentage ownership interest of Holding, KOSI, the Borrower and Furmanite, is set forth in
Schedule 10.5 to this Agreement. All Subsidiaries of the Borrower that are not Significant Subsidiaries on the Amendment Effective Date are denoted with an asterisk on said schedule. All entities that were Subsidiaries of the Borrower and listed on Schedule 10.5 to the Original Agreement are listed on Schedule
10.5 to this Agreement (and with no diminution of the relevant Loan Party's percentage ownership therein) except for such entities that were sold, liquidated, merged or otherwise disposed of (but only, in each case, to the extent same occurred with the consent of the Banks or otherwise in accordance with the provisions of the Original Agreement).

          (b) The execution, delivery and performance by the Credit Parties of this Agreement, the other Loan Documents to which each is party, and the other documents, agreements or instruments provided for therein to which each is party, the consummation of the transactions contemplated thereunder and the use of the proceeds of the Loans (and of any loans represented by Intercompany Notes) have been duly authorized by all necessary corporate and stockholder action. This Agreement, the other Loan Documents, the Offering Documents and the Acquisition Agreement (FAI) and the other documents, agreements or instruments provided for therein to which each is party are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          10.2  Compliance with Other Instruments.  No member of the
                ---------------------------------
Consolidated Group is in material default under any Material Agreement to which it is a party, and neither the execution, delivery or performance of this Agreement and the other Loan Documents, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene any provision of law, statute, rule or regulation to which KSI or any member of the Consolidated Group is subject or any judgment, decree, franchise, order or permit applicable to KSI or any member of the Consolidated Group or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or, except as provided by the Security Documents, result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any member of the Consolidated Group pursuant to the terms of any indenture, mortgage, deed of trust or Material Agreement to which KSI or any member of the Consolidated Group is a signatory or by which KSI or any member of the Consolidated Group is bound or to which KSI or any member of the Consolidated Group may be subject or violate any provision of the certificate of any Charter Document of KSI or any member of the Consolidated Group.

          10.3  Litigation.  There are no actions, suits or proceedings pending
                ----------
or, to the knowledge of FAI or the Loan Parties, threatened, against or affecting any member of the Consolidated Group before any court or before any governmental or administrative body or agency, which, if adversely determined, would have a Material Adverse Effect on FAI, Furmanite, or on the Combined Group. The litigation schedule delivered on the Closing Date pursuant to
Section 6.9(b) is a true and correct list and analysis of all actions, suits and proceedings pending (and, to the knowledge of FAI and the Loan Parties, threatened) on that date against any Credit Party or any of their respective assets or by which any Credit Party is otherwise affected.

          10.4  Compliance with Law.  (a) Except for matters which will not
                -------------------
cause or result in a Material Adverse Change in FAI, Furmanite, or in the Combined Group: (a) all business and operations of each member of the Consolidated Group have been and are being conducted in accordance with all applicable laws, rules and regulations of all Federal, state, local and other governmental authorities; (b) each member of the Consolidated Group has obtained all permits, licenses and authorizations, or consents which are otherwise necessary, for such Person to conduct its business; and (c) no member of the Consolidated Group is a party to, has been threatened with, and there are no facts existing as a basis for any governmental or other proceeding which might result in a suspension, limitation or revocation of any such permit, license or authorization.

          (b) The Offers complied and comply with the City Code on Takeovers and Mergers (subject to any waivers granted by the Panel), the Financial Services Act 1986, the Companies Act 1985 and all other applicable statutes, laws and regulations.

          10.5  Capitalization of Borrower.  (a) On and after the Closing Date,
                --------------------------
KSI will own 100% of the issued and outstanding capital stock of Holding. On and after the Closing Date, Holding will own 100% of the issued and outstanding capital stock of FAI and the Borrower.

          (b) Schedule 10.5 hereto is a true, correct and complete listing as of the Amendment Effective Date (as to each member of the Consolidated Group) of such Person's authorized capital stock, the par value of same, and the number of such shares issued and outstanding. All of the shares listed on said schedule as outstanding have been duly and validly issued, are fully paid and nonassessable, are outstanding as of the Amendment Effective Date, are owned beneficially and of record as indicated on said schedule, and are owned free and clear of all Liens other than Liens in favor of the Agent and the Banks pursuant to the Security Documents. Where a Subsidiary is not 100% owned by a member of the Consolidated Group, the percentage of capital stock owned by each shareholder of such Subsidiary is also shown on such schedules.

               (c)  [intentionally deleted]

          (d) No member of the Consolidated Group has outstanding on the Amendment Effective Date any option, warrant, bonds, debentures or other right, put, call or commitment to issue, or any obligation or commitment to purchase any of its authorized capital stock, or any securities convertible into or exchangeable for any of its authorized capital stock, except for the obligation of the Borrower to redeem the Redeemable Shares in accordance with the Offer
(UK).

               (e)  [intentionally deleted]

          (f) As of April 1, 1993 and as of the Amendment Effectiveness Date, GmbH has no Subsidiaries except the GmbH Subsidiaries.

          10.6  Governmental Approvals.  Except for those listed in Schedule
                ----------------------
10.6 to the Original Agreement, each of which has been duly obtained and is in full force and effect, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any Government Authority, or any stock exchange or other governmental or non-governmental regulatory authority (US or UK or otherwise) or any other Person, is required to authorize, or is required in connection with the execution, delivery and performance of this Agreement, the other Loan Documents, the Offering Documents or the Acquisition Agreement (FAI) by KSI or any member of the Consolidated Group, or the taking of any action hereby or thereby contemplated including, without limitation, the consummation of the Acquisitions. Without limiting the generality of the foregoing, no approvals are required from any Government Authority by virtue of KSI being the owner or operator of pipelines.

          10.7  Federal Reserve Margin Regulations; Proceeds.  (a) No member of
                --------------------------------------------
the Consolidated Group or KSI is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the Loans or any obligations in connection with which any Letter of Credit is issued will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

          (b) The proceeds of the Term Loans shall be used by the Borrower (directly or via loans or capital contributions to Furmanite) solely (i) to pay (Pounds)7,200,000 (or less) of the Temporary Notes (the proceeds of which were used for the purchase of Preferred Shares and Ordinary Shares), (ii) to redeem the Redeemable Shares, (iii) (as to approximately (Pounds)2,500,000 thereof), to repay existing Furmanite loan stock, (iv) as set forth in the next-to-last sentence of this paragraph, and (v) to pay fees and expenses in connection with this Agreement, the Acquisitions and related matters. The proceeds of the Revolving Credit Loans shall be used solely (i) for working capital purposes of the Borrower, (ii) for loans by Borrower to Furmanite and other Subsidiaries for their respective working capital needs, and (iii) to provide approximately $4,100,000 to FAI to enable FAI to repay in full its outstanding indebtedness to Sovran Bank (said $4,100,000 to be provided by Borrower to Holding as a loan or dividend), and by Holding to FAI in exchange for the issuance to Holding of preferred stock in FAI). In addition, proceeds of the Loans made on the Closing Date will be used (directly by Borrower or via loans or capital contributions to Furmanite and other Subsidiaries of the Borrower) to pay, on behalf of Furmanite, all indebtedness and other obligations of Furmanite and its Subsidiaries to lenders other than (x) the Banks and (y) holders of 1991 Notes. All loans from time to time to be made by Borrower to Furmanite and other Subsidiaries for working capital purposes as set forth in this Section 10.7(b) and permitted by Section 8.3 shall (A) be represented by subordinated promissory notes executed by the borrower thereof (each, as the same may from time to time with the consent of the Agent be amended, supplemented or otherwise modified, an "Intercompany Note"), substantially in the form of Exhibit I to the Original
 -----------------
Agreement, and such Intercompany Notes shall immediately be endorsed in blank and delivered to the Agent as additional collateral for the Obligations, or (B) be otherwise documented in form and substance satisfactory to the Agent, be subordinated (in manner and substance satisfactory to the Agent) to the obligations of such borrower under its respective Guarantee Agreement, and all of Borrower's rights to receive any payments in respect thereof shall be assigned to the Agent and the Banks (as a first priority Lien) as collateral for the Obligations. The aggregate principal amount outstanding under the Temporary Notes as at August 31, 1992 is $7,011,758.

          10.8  Taxes.
                -----

          (a) All material tax returns of any nature whatsoever, including but not limited to, all US and UK income, payroll, stock transfer, and excise tax returns and all appropriate state and local income, sales, excise, payroll, franchise and real and personal property tax returns, and corresponding returns under the laws of any jurisdiction, which are required to be filed by any member of the Consolidated Group have been or will be filed by the due date or extended due date of such returns.

          (b) Except for amounts which in the aggregate do not exceed (Pounds)100,000 (or the equivalent thereof in other currencies), all tax amounts and other related liabilities (including interest and penalties) due and payable with respect to any member of the Consolidated Group have been paid.

          10.9  Investment Company Act.  No Credit Party nor the entering into
                ----------------------
of the Loan Documents is subject to any of the provisions of the Investment Company Act of 1940, as amended.

          10.10  Properties of the Borrower.  (a) As of the date hereof and as
                 --------------------------
of the Closing Date, no member of the Consolidated Group owns any real property other than the Sites and the realty owned by Furmanite Engineering Limited at Middlesbrough, UK. Except as set forth in Schedule 10.10A to the Original Agreement, no member of the Consolidated Group leases any real property as of the date hereof and as of the Closing Date. There are no patents, trademarks or copyrights, or any trade names (except the trade name "Furmanite"), of any member of the Consolidated Group that are material to such Person's business or operations; Schedule 10.10B to the Original Agreement sets forth all jurisdictions (and the offices therein) where the trade name "Furmanite" has been registered or application therefor made. All Material Agreements or similar commitments of members of the Consolidated Group are in full force, none of the parties thereunder are in material default thereunder and no written notice of default has been given or received. Each member of the Consolidated Group has full, valid and existing right, title and interest (in fee simple where applicable) to all of its material real and personal property and all tangible and intangible rights, and the ownership rights of such Person in and to all of such tangible and intangible rights are subject to no material liens, encumbrances, pledges or burdens other than those listed on Schedule 8.2(g) to the Original Agreement, which security interests shall be terminated on and as of the Closing Date.

          (b) Neither Holding, FAI nor any US Subsidiary of either owns or has any rights to any property located in the UK or otherwise outside the US. Neither the Borrower nor any UK Subsidiary of the Borrower owns or has any rights to any property located in the US or otherwise outside the UK (except for equipment of Furmanite with an aggregate net book value of less than (Pounds)750,000 as to which, whenever such property is outside a jurisdiction where the Banks have a first priority security interest in same, the Borrower will take such actions and sign and file such financing statements or other documents as shall be necessary to create (or maintain) for the Banks such first priority perfected security interest).

          10.11  Financial Condition.  (a)  There are no material liabilities or
                 -------------------
any material unrealized or anticipated losses from unfavorable commitments which are not disclosed in the Financial Statements referred to in Section 10.11(b).

          (b) The audited consolidated Financial Statements of FAI, and of Furmanite and its Subsidiaries (as then constituted), and of Holding and its Subsidiaries, for the fiscal year ended December 31, 1992 have been delivered to the Banks and have been prepared in accordance with GAAP and fairly present the financial condition and the results of operations of FAI, and of Furmanite and its Subsidiaries, of Holding and its Subsidiaries, respectively, for the periods covered thereby.

          (c) There has been no Material Adverse Change in FAI, Furmanite or any Significant Subsidiary, or the Combined Group, since December 31, 1992. For purposes of this Section 10.11(c), any event or condition which has been waived or consented to by the Banks pursuant to a waiver or amendment executed on or prior to the Amendment Effective Date pursuant to Section 12.2 hereof shall not be considered to have been such a Material Adverse Change.

          (d) At the time of, and after giving effect to, the making of each Loan and the issuance of each Letter of Credit, each of (i) FAI, (ii) Holding,
(iii) the Borrower, (iv) Furmanite and its UK Subsidiaries taken as a whole, and
(v) KOSI (x) is Solvent, and (y) possesses, in the opinion of Holding and the Borrower, sufficient capital to conduct the business in which it is engaged or presently proposes to engage.

               (e)  [intentionally deleted]

          10.12  Environmental Matters.  (a) To the best of such Loan Party's
                 ---------------------
knowledge, each member of the Consolidated Group (and any predecessor in interest of any of them) has been and continues to be in compliance with all applicable Environmental Laws;

          (b) Each member of the Consolidated Group has obtained all material permits and approvals required under Environmental Laws, including all material environmental, health and safety permits, licenses, approvals, authorization, variances, agreements, and waivers of Government Authorities ("Permits")
                                                               -------
necessary for the conduct of its business and the operation of its facilities, and all such Permits are in good standing and each member of the Consolidated Group is in compliance with all material terms and conditions of such Permits;

          (c) No member of the Consolidated Group nor any of their respective Properties or operations is subject to any outstanding written order from or agreement with any Government Authority or other Person or is subject to any judicial or docketed administrative proceeding respecting any (x) Environmental Law, (y) Remedial Action or (z) Environmental Claim or Environmental Costs;

          (d) To the best of such Loan Party's knowledge, there are no conditions or circumstances now or formerly associated with any Property or operations by any member of the Consolidated Group (or any predecessor in interest of any of them) which may prevent or interfere with compliance by such member of the Consolidated Group with all applicable Environmental Laws or form the basis of any Environmental Claim or give rise to Environmental Costs;

          (e) No Environmental Claim (including, without limitation, in respect of any alleged violation of any Environmental Laws) is pending or (to the best of such Loan Party's knowledge) threatened against, or has been received by, any member of the Consolidated Group;

          (f) No Environmental Lien and no unrecorded Environmental Lien has attached to any Property of any member of the Consolidated Group and, to the best of such Loan Party's knowledge, no action has been taken by any Person which could subject any such Property to any Environmental Lien;

          (g) The Audits listed in Schedule 10.12 to the Original Agreement constitute the only environmental audits or reports undertaken or received by KSI or any member of the Consolidated Group on or prior to the Closing Date with respect to Properties of members of the Consolidated Group;

          (h) To the best of such Loan Party's knowledge, neither Holding nor any US Subsidiary (nor any predecessor in interest of any of them) has transported or arranged for the transportation of any Contaminant to any location which is (i) listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) listed for possible inclusion on the National Priorities List by the United States Environmental Protection Agency, or (iii) listed on any similar state list or (iv) to the best of such Loan Party's knowledge, the subject of federal, state or local enforcement actions or other investigations which may lead to Environmental Claims against any member of the Consolidated Group or the imposition of Environmental Costs on any member of the Consolidated Group; and

          (i) To the best of such Loan Party's knowledge, no member of the Consolidated Group is required to place any notice of restriction relating to the presence of any Contaminant on, in, under or emanating from any property, in any deed to such Property.

          10.13  Disclosure.  Neither this Agreement, the Original Agreement,
                 ----------
the Offering Documents, the Acquisition Agreement (FAI) nor any Loan Document nor any statement, list, certificate or other document or information, nor any Schedules to this Agreement or the Original Agreement, delivered or to be delivered to the Agent or the Banks contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

          10.14  Compliance with ERISA.  Holding and each ERISA Affiliate and
                 ---------------------
each Plan and the trusts maintained pursuant to such plans are in compliance in all material respects with the presently applicable provisions of Sections 401 through and including 417 of the Code, and of ERISA and (i) no event which constitutes a Reportable Event as defined in Section 4043 of ERISA (other than a Reportable Event described in paragraph (b)(2), (3), (7), (8) or (9) of Section 4043 of ERISA as to which the 30-day notice requirement of C.F.R.(S) 2615.3(a) has been waived by the Department of Labor) has occurred and is continuing with respect to any Plan which is or was covered by Title IV of ERISA, (ii) no Plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA has incurred any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived, and (iii) no written notice of liability has been received with respect to any member of the Consolidated Group for any "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA), nor has any such prohibited transaction resulting in liability to any member of the Consolidated Group occurred.

          No member of the Consolidated Group or any ERISA Affiliate (i) has incurred any liability to the PBGC (or any successor thereto under ERISA), or to any trustee of a trust established under Section 4049 of ERISA, in connection with any Plan (other than liability for premiums under Section 4007 or ERISA),
(ii) has incurred any withdrawal liability under Subtitle E of Title IV of ERISA in connection with any Plan which is a Multiemployer Plan, nor (iii) has contributed or has been obligated to contribute on or after September 26, 1980, to any

"multiemployer plan" (within the meaning of Section 3(37) of ERISA) which is subject to Title IV of ERISA.

          The consummation of the transactions contemplated by this Agreement and the Acquisitions (i) will not give rise to any liability on behalf of Holding or its ERISA Affiliates under Title IV of ERISA to the PBGC (other than ordinary and usual PBGC premium liability), to the trustee of a trust established pursuant to Section 4049 of ERISA, or to any Multiemployer Plan, and
(ii) will not constitute a "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code.

          10.15  The Security Documents.  (a) Each Security Document when
                 ----------------------
delivered will grant a security interest or lien in the properties or rights intended to be covered thereby (the "Collateral") which (i) will constitute a
                                     ----------
valid and enforceable security interest under (A) the Uniform Commercial Code of the State (x) in which the Collateral is located and (y) by which any Security Document is governed (as applicable, the "UCC") and with respect to the Mortgage
                                          ---
(US), the real estate recording acts of Virginia (the "Recording Act"), or (B)
                                                       -------------
as to Security Documents governed by English law, the applicable provisions of English law (the "UK Statutes"); (ii) will be entitled to all of the rights,
                  -----------
benefits and priorities provided by (A) the UCC and, with respect to the Mortgage (US), the Recording Act, or (B) as to those Security Documents governed by English law, the UK Statutes; and (iii) when such Security Documents or financing statements with respect thereto are filed and recorded as required by the UCC or the Recording Act (or, in the case of those Security Documents governed by English law, duly registered pursuant to the Companies Act 1985, the Land Registration Act 1925 and the Land Charges Act (1972), as appropriate), will be superior and prior to the rights of all third Persons now existing or hereafter arising under the laws of the US, the UK and any subdivision of either (based on the laws in effect, and any laws already passed but not yet in effect, on the date on which such representation is being made) whether by way of mortgage, pledge, lien, security interest, encumbrance or otherwise except for Permitted Liens and the other Liens referred to in Section 8.2(g). All such action as is necessary in law has been taken, or prior to the Closing Date will have been taken (except as otherwise contemplated by Section 7.18 or 7.20 hereof), to establish and perfect the security interest of the Agent and the Banks in the Collateral and to entitle the Banks or the Agent on behalf of the Banks to exercise the rights and remedies provided in each of the Security Documents and the UCC or the Recording Act or the UK Statutes, as applicable, and (except as specified in the first parenthetical of clause (iii) above) no filing, recording, registration or giving of notice or other action is required in connection therewith except such as has been made or given or will have been made or given prior to such date (except as otherwise contemplated by Section
7.18 or 7.20 hereof).  All filing and
other fees and all mortgage recording or other tax payable with respect to the recording of any of the Security Documents and UCC financing statements (and any analogous UK documents) have been paid or provided for or will have been so paid or provided for on or prior to the Closing Date.

          (b) The Security Documents secure or guarantee, as the case may be, all Loans whether made before, on or after the Amendment Effective Date. No amendments need to be made in any of the Security Documents, nor does any action need to be taken, to effectuate the provisions of the preceding sentence other than amendments being made (if any), and action being taken (if any), on the Amendment Effective Date pursuant to Sections 12.14 hereof.

          10.16  [intentionally deleted]

          10.17  [intentionally deleted]

          10.18  Qualification.  Solely by reason of (and without regard to any
                 -------------
other activities of the Agent or any Bank in any State in which Collateral is located) the entering into, performance and enforcement of this Agreement, the Loans, the Security Documents and the other Loan Documents by the Agent or any Bank will not constitute doing business by the Agent or any Bank in Virginia or result in any liability of the Agent or such Bank for taxes or other governmental charges; and qualification by the Agent or any Bank to do business in such jurisdiction is not necessary in connection with, and the failure to so qualify will not affect, the enforcement of, or exercise of any rights or remedies under, any of such documents.

          10.19  NOL's.  (a) For purposes of Section 382 of the Code, the
                 -----
cumulative change in the stock ownership of KSI through January 31, 1991 was less than 20%.

          (b) No taxable income of FAI to be reported in any consolidated US federal income tax return of KSI will represent the recognition of "built-in gains" under Section 384 of the Code.

          (c) Valid business purposes for each Acquisition exist under Section 269 of the Code and have been documented. Future income of FAI will qualify in full for reduction by the current tax losses and NOL's of KSI and its subsidiaries, without limitation.

          10.20  Significant Subsidiaries.  The aggregate amount of assets of
                 ------------------------
all Subsidiaries of Furmanite that are not Significant Subsidiaries, when added to the aggregate amount of assets of all Subsidiaries of KOSI that are not Significant Subsidiaries, is less than 15% of the assets of the Combined

Group. The aggregate gross revenues for the most recent fiscal quarter for all Subsidiaries of Furmanite that are not Significant Subsidiaries, when added to the aggregate gross revenues for the most recent fiscal quarter for all Subsidiaries of KOSI that are not Significant Subsidiaries, constitutes less than 15% of the consolidated gross revenues of the Combined Group for such fiscal quarter.

          10.21  [intentionally deleted]

          10.22  Dormant Subsidiaries.  No Dormant Subsidiary (a) is engaged in
                 --------------------
any business or activity, (b) has any assets in excess of $25,000 (or its equivalent in the applicable currency), (c) has any liabilities (contingent or otherwise) in excess of $25,000 (or its equivalent in the applicable currency), or (d) has any Subsidiary.

          10.23  Management Fees.  (a)  For the period from July 1, 1992 through
                 ---------------
the last day of the month in which the Amendment Effective Date occurs, the aggregate monthly amount of fees, costs, expenses and other amounts payable by members of the Consolidated Group to KSI pursuant to the Management Agreement or otherwise has not exceeded the average monthly amount of such fees, costs, expenses and other amounts payable by members of the Consolidated Group to KSI pursuant to the Management Agreement for the period July 1, 1991-June 30, 1992.

          (b) The average monthly amount of fees, costs, expenses and other amounts paid or payable by members of the Consolidated Group to KSI pursuant to the Management Agreement for the period July 1, 1991-June 30, 1992 did not exceed $100,000 per month.

          (c) The aggregate accrued amount of all fees, costs, expenses and other amounts payable by members of the Consolidated Group to KSI pursuant to the Management Agreement with respect to periods ending on or prior to June 30, 1992 does not exceed $1,628,000. No portion of this amount is an obligation of any member of the Consolidated Group other than the Borrower.

          (d) No aspect of the Management Agreement nor the performance thereof (including without limitation, the activities, services, fees, costs, expenses and other charges with respect thereto) violates in any way any of the provisions of Section 8.11 hereof (determined, with respect to Section 8.11(a), as if said paragraph ended with the words "to so do" in the eighth line thereof and the balance of such paragraph was deleted) or Section 7.13 of the Agreement. The Management Agreement is between KSI and the Borrower, notwithstanding that the company designated as the "Recipient" therein is called "Kaneb UK, Ltd."

          (e) The aggregate amount of accrued but unpaid expenses advanced by KSI on behalf of the Borrower as of June 30, 1992 is $1,060,161. The components of this aggregate amount are accurately set forth and described on Annex F to the Fourth Amendment. None of such obligations of the Borrower to KSI is evidenced by a promissory note or similar instrument. None of these amounts are obligations of any member of the Consolidated Group other than the Borrower.

          10.24  GmbH Sale.  (a)  No agreement for the GmbH Sale, nor any letter
                 ---------
of intent with respect thereto, nor any other related document, contains or will contain any agreement by FIL, FAI or any other Loan Party to indemnify or otherwise pay any compensation to (or otherwise incur any liability to) the KSI Purchaser or any Affiliate of the KSI Purchaser in connection with the GmbH Sale other than with respect to fraud or intentional, material misrepresentations by FIL in connection therewith.

          (b) To the extent that the KSI Loans are made, the KSI Purchaser has irrevocably agreed that (i) the KSI Purchaser's ownership of the GmbH Stock is (and all shares of the GmbH Subsidiaries are) subject to the prior Liens of the Banks and the KSI Lender in such shares, and (ii) such Liens are subject to release only when the KSI Loans and all interest thereon have been paid in full.

          Section 11.  AGENT.
                       -----

          11.1  Appointment.  The Banks hereby irrevocably appoint Bank of
                -----------
Scotland to act as Agent hereunder and as Agent or "Assignee" or "Secured Party" or "Mortgagee" or "Security Trustee" (or in any similar capacity, regardless of designation) under the Security Documents (in such capacity, the "Agent"). Each
                                                                  -----
Bank hereby irrevocably authorizes, and each holder of any Note that is issued in connection with any Loan by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the Notes, the Security Documents, the other Loan Documents and any other instruments and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to or required of it by the terms thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties under any of the Loan Documents by or through its agents or employees. The Agent further acknowledges that it is acting as agent for the Banks under the Security Documents executed by it and by Foreign Subsidiaries incorporated in Germany and that any amounts received by the Agent thereunder (other than with respect to the stock of any of the GmbH Entities) with respect to the Loans shall be applied on behalf of the Banks as provided in Section 5.2(b) and 5.3 hereof.

          11.2  Nature of Duties.  The Agent shall have no duties or
                ----------------
responsibilities except those expressly set forth in the Loan Documents.
Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Bank for any action taken or omitted by it under any of the Loan Documents, or in connection therewith, unless caused by its or their gross negligence or willful misconduct. Nothing in the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Loan Documents except as expressly set forth therein. The duties of the Agent under the Loan Documents shall be mechanical and administrative in nature and the Agent shall not have by reason of its duties under the Loan Documents a fiduciary relationship in respect of any Bank. The Agent agrees to deliver promptly to each Bank copies of notices received by it pursuant to Sections 7.2, 7.11 and 7.16 of this Agreement.

          11.3  Lack of Reliance.  Independently and without reliance on the
                ----------------
Agent, each Bank to the extent it deems appropriate has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making and the continuance of the Loans and its Commitment hereunder and the issuance and renewal of Letters of Credit hereunder and the taking or not taking of any action in connection herewith, (ii) its own appraisal of the credit worthiness of the Credit Parties and (iii) its own independent investigation and appraisal of the Collateral; and, except as expressly provided in the Loan Documents, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the date hereof or at any time or times thereafter. The Agent shall not be responsible to any Bank for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency of any of the Loan Documents, the Offering Documents, the Acquisition Agreement (FAI), the financial condition of the Credit Parties or the condition of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of any of the Loan Documents, the Offering Documents, the Acquisition Agreement (FAI), the financial condition of the Credit Parties or the existence or possible existence of any Event of Default or Default.

          11.4  Certain Rights.  If the Agent requests instructions from the
                --------------
Banks or the Required Banks with respect to any interpretation, act or action (including failure to act in connection with this Agreement or any of the other Loan Documents) the Agent shall be entitled to refrain from such act or taking such actions unless and until it shall have received instructions from the Banks or the Required Banks, as the case may be; and the Agent shall not incur liability to any Person by so refraining. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with the instructions of the Required Banks (as to matters requiring the consent of the Required Banks) or all the Banks (as to matters requiring the consent of all the Banks). The Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless, if it requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or not taking any such action.

          11.5  Reliance.  The Agent shall be entitled to rely upon any written
                --------
notice, or any telephone message believed by it to be genuine or correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to the Loan Documents and its duties thereunder, upon advice of counsel selected by it.

          11.6  Indemnification.  To the extent the Agent is not reimbursed or
                ---------------
indemnified by the Borrower, the Banks will reimburse and/or indemnify the Agent in Dollars, in proportion to their respective Commitments (or if the Revolving Credit Loan Commitments are terminated, the principal amount of Loans and Letters of Credit outstanding) under this Agreement, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred or sustained by or asserted against the Agent, acting pursuant hereto or any of the other Loan Documents in its capacity provided for in this Section 11, in any way relating to or arising out of this Agreement, the Original Agreement or any of the other Loan Documents, provided, however, that
                                                       --------  -------
no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or wilful misconduct. For purposes of the first sentence of this Section 11.6 only, while Revolving Credit Loan Commitments exist, the Term Loan Commitment of each Bank shall be deemed equal to the then-outstanding principal amount of its Term Loan. The obligations of the Banks under this Section 11.6 shall survive the repayment of the Loans and the termination of this Agreement and the other Loan Documents.

          11.7  Agent, Individually.  With respect to its Commitments under this
                -------------------
Agreement, the Loans made by it and any Note issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Bank or holder of a Note. The terms "Bank" or "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, not exclude the Agent in its individual capacity as a Bank or holder of a Note. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Credit Parties and Subsidiaries as if it were not acting pursuant hereto, and may accept fees and other consideration from the Credit Parties and Subsidiaries for services as the Agent in connection with this Agreement and the other Loan Documents and for services otherwise than as the Agent without having to account for the same to the Banks. Without limiting the generality of the foregoing, the Banks hereby acknowledge that the Agent, in its individual capacity and not as the Agent or a Bank, may be making a loan to KSI in connection with the transactions contemplated to occur on the Amendment Effective Date.

          11.8  Holders of Notes.  The Agent may deem and treat the payee of any
                ----------------
Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been received by the Agent. Any request, authority or consent of any Person, who at the time of making such request or of giving such authority or consent is the payee of any Note, shall be conclusive and binding on any subsequent holder, transferee, assignee or payee of such Note or of any Note or Notes issued in exchange therefor.

          11.9  Resignation.  The Agent may resign at any time from the
                -----------
performance of all its functions and duties hereunder and under the other Loan Documents by giving 30 days prior written notice to the Borrower and each Bank. Such resignation shall take effect upon the expiration of such 30 day period or upon the earlier appointment of a successor. In case of the resignation of the Agent, the Required Banks may appoint a successor by a written instrument signed by the Required Banks. Any successor shall execute and deliver to the Agent an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the Agent hereunder and with like effect as if originally named as "Agent" herein and therein, and upon request, the predecessor Agent shall take all actions and execute all documents necessary to give effect to the foregoing. In the event the Agent's resignation becomes effective at a time when no successor has been named, all notices, other communications and payments hereunder required to be given by or to the Agent shall be sufficiently given if given by the Required Banks (or all Banks, if the consent of all Banks is required therefor hereunder) or to each Bank, as the case may be. In such event, all powers specifically delegated to the Agent may be exercised by the

Required Banks and the Required Banks shall be entitled to all rights of the Agent hereunder.

          11.10  Reimbursement.  Without limiting the provisions of Section
                 -------------
11.6, the Banks and the Agent hereby agree that the Agent shall not be obligated to make available to any Person any sum which the Agent is expecting to receive for the account of that Person until the Agent has determined that it has received that sum. The Agent may, however, disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent, if the Agent wishes to do so. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Bank (as to clauses (a) and (b) below) and any Person (as to clause (a) below) to whom the Agent made the funds available shall, on demand from the
Agent:

          (a) upon the Agent's request, refund to the Agent the sum paid to that Person; and

          (b) reimburse the Agent for the additional amount certified by the Agent as being necessary to indemnify the Agent against any funding or other cost, loss, expense or liability sustained or incurred by the Agent as a result of paying out the sum before receiving it; provided, however, that if such funds
                                           -----------------
were made available to any Bank, such additional amount shall be limited to interest on the sum to be repaid, for each day from the date such amount was disbursed until the date repaid to the Agent, at (for the first three days) the customary rate set by the Agent for correction of errors among banks, and thereafter at the Base Rate (US) (or, if greater and in respect of a Loan made to the Borrower, the rate from time to time prevailing on such Loan). In the event of any direct conflict between this Section 11.10 and the provisions of
Section 2.2(f) as to amounts payable by a Bank to the Agent in the circumstances discussed, this Section 11.10 shall control.


          Section 12.  MISCELLANEOUS.
                       --------------

          12.1  Calculations and Financial Data.  (a) Calculations hereunder
                -------------------------------
(including, without limitation, calculations used in determining, or in any certificate of any Credit Party reflecting, compliance by any Credit Party with the provisions of this Agreement) shall be made and financial data required hereby shall be prepared both as to classification of items and as to amount in accordance with GAAP consistent with the Financial Statements of such Credit Party for its Fiscal Year ended December 31, 1992 that were delivered to the Banks pursuant to Section 7.1(b); provided that for purposes of Sections 8.17
                                  -------- ----
through 8.23 (inclusive) no effect shall be given to any change in GAAP from those in effect on December 31, 1992.

          (b) In making any computations required for purposes of Section 8.13 and Sections 8.17-8.23 (inclusive) hereunder to be in Dollars in respect of or relating to any fiscal or calendar period, translations from other currencies shall be computed in accordance with GAAP. In the case of any disputes between any of the parties hereto as to the accuracy of any computation under this Agreement relating to currency translations or the Spot Rate, the calculations of the Agent (absent manifest error) shall be conclusive.

          (c) For so long as this Agreement remains in effect, Holding and Borrower hereby irrevocably authorize the Agent and the Banks to discuss the Financial Statements and other financial information from time to time delivered hereunder, and the financial condition of the Credit Parties, with the Auditors and hereby irrevocably authorize the Auditors to discuss same with the Agent and the Banks. The Agent and the Banks shall notify the Borrower prior to any such conversation or series of conversations with the Auditors.

          12.2  Amendment and Waiver.  (a) Except as otherwise provided, no
                --------------------
provision of any of the Loan Documents may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Required Banks (or the Agent on their behalf) and the Borrower, except that waivers of provisions relating to a Credit Party's performance or non-performance of its obligations hereunder or thereunder need not be signed by such Credit Party or any other Credit Party; provided however that (i) the written consent of the
                        -------- -------
Issuer shall also be required to change, waive, discharge or terminate provisions of Section 2A, (ii) the written consent of the Agent shall also be required to change, waive, discharge or terminate provisions of Section 4.2 or 11, and (iii) the written consent of Holding shall also be required to change, waive, discharge or terminate provisions of Section 9A; and provided further
                                                            -------- -------
that without the consent of all of the Banks (or the Agent on their behalf) no change, waiver, discharge or termination may be made that would increase the amount of any Bank's Commitment; decrease the principal of any Loan or Reimbursement Obligation other than in accordance with the provisions of this Agreement and the other Loan Documents; decrease the interest rate payable on any Loan; decrease the rate of Commitment commission payable pursuant to Section 4.1; extend the final maturity date of any Loan; extend the termination date of the Commitment Period; change the definition of "Required Banks" or modify this
Section 12.2. Any such change, waiver, discharge or termination shall be effective only in the specific instance and for the specific purposes for which made or given.

          (B) THIS WRITTEN AGREEMENT (AND THE OTHER LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          (C)  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          12.3  Expenses.  (a) Whether or not the transactions hereby
                --------
contemplated shall be consummated, the Borrower shall upon demand of the Agent pay all reasonable out-of-pocket costs and expenses of (w) the Bank of Scotland (but not any Bank Assignee or Purchasing Bank) in connection with AIB becoming a Bank Assignee or Purchasing Bank, (x) the Agent incurred in connection with the preparation, execution, delivery, administration, filing and recording of, and
(y) of the Agent and the Banks incurred in connection with the amendment (including any waiver or consent), modification, and enforcement of or preservation of any rights under, this Agreement, the Original Agreement, the Loan Documents, the Depositary Documents, the making and repayment of the Loans, the issuance of Letters of Credit and the maintenance and operation of the Cash Collateral Account and the Other Accounts, and the payment of all interest and fees, including, without limitation, (A) the reasonable fees and expenses of Sullivan & Worcester, counsel for the Agent and the Bank of Scotland, and any special or local counsel (including Freshfields) retained by the Agent or Bank of Scotland or the Required Banks, and with respect to enforcement, the reasonable fees and expenses of counsel for the Agent or any Bank, (B) the reasonable fees and expenses of consultants and appraisers retained by the Agent in connection with the transactions contemplated hereunder, and (C) printing, travel, title insurance, recording, filing, communication and signing taxes and costs.

          (b) The Borrower agrees to pay, and to save the Agent and the Banks harmless from (x) all present and future stamp, filing and other similar taxes, fees or charges (including interest and penalties, if any), which may be payable in connection with the Loan Documents or the issuance of any Notes or of Letters of Credit or any modification of any of the foregoing, and (y) all finder's and broker's fees in connection with the transactions contemplated by this Agreement and the other Loan Documents.

          (c) Without limiting any of the rights or obligations as set forth in this Agreement on the part of the Agent or any of the Banks, the Borrower agrees to indemnify, pay and hold harmless the Issuer, the Agent, each Bank, any Bank Assignee and each holder of a Note and their respective present and future officers, directors, employees and agents

(collectively, the "Indemnified Parties") from and against all liability,
                    -------------------
losses, damages and expenses (including, without limitation, legal fees and expenses) arising out of, or in any way connected with, or as a result of (i) the execution and delivery of this Agreement, the Original Agreement, the Depositary Documents and the other Loan Documents or the documents or transactions contemplated hereby and thereby or the performance by the parties hereto or thereto of their respective obligations hereunder and thereunder or relating thereto; or (ii) any claim, action, suit, investigation or proceeding (in each case, regardless of whether or not the Indemnified Party is a party thereto or target thereof) in any way relating to either Acquisition, any Collateral, any Offering Document, the Borrower, KSI, any member of the Consolidated Group or any Affiliate of any of the foregoing; or (iii) any violation by any member of the Consolidated Group (or any predecessor in interest of any of them) of any Environmental Law, any Environmental Claim or Environmental Cost or the imposition of any Environmental Lien, or any breach of any representation or warranty set forth in Section 10.12; provided that the
                                                           -------------
Borrower shall not be liable to any Indemnified Party for any portion of such liabilities, liabilities, losses, damages and expenses sustained or incurred as a direct result of the gross negligence or willful misconduct of the Issuer, the Agent or any Bank if such gross negligence or willful misconduct is determined to have occurred by a final and non-appealable decision of a court of competent jurisdiction.

          (d) All obligations provided for in this Section 12.3 and Sections 3.7, 3.9, 3.10, 3.11, 5.2, 11.6 and 11.10 shall survive any termination of this Agreement, the expiration and termination of all Letters of Credit, the payment of all Deemed Disbursements and Reimbursement Obligations and the payment in full of the Loans.

          12.4  Benefits of Agreement; Descriptive Headings.  (a) This Agreement
                -------------------------------------------
shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, in particular, shall inure to the benefit of the holders from time to time of the Notes;

provided, however, that no Loan Party may assign or transfer any of its rights
--------  -------
or obligations hereunder without the prior written consent of the Agent and the Banks and any such purported assignment or transfer shall be void. In furtherance of the foregoing, each Bank shall be entitled at any time to grant participations in or assign, sell or otherwise transfer the whole or any part of its rights and obligations under this Agreement, the Loan Documents or any Loan or Note or Letter of Credit to any Person subject to obtaining the prior written consent of the Borrower (but no other Credit Party), such consent not to be unreasonably withheld. No such participation, assignment, sale or other transfer pursuant to this Section 12.4(a) shall relieve any Bank from its obligations hereunder and the Borrower and the Guarantors need deal solely with the Agent with respect to waivers, modifications and consents to this Agreement, the Loan Documents or the Notes. Any such participant, assignee, purchaser or transferee is referred to in this Agreement as a "Bank
                                                                         ----
Assignee".  The Borrower agrees that the provisions of Sections 2A.3, 3.7, 3.9,
--------
3.10, 3.11, 5.2 and 12.3 shall run to the benefit of each Bank Assignee and its participations or interests herein, and any Bank may enforce such provisions on behalf of any such Bank Assignee; provided, however, that if any Bank or any
                                  --------  -------
Bank Assignee assigns, sells, or otherwise transfers or grants participations in or otherwise disposes of all or any part of the Borrower's indebtedness under this Agreement to any party pursuant to this Section 12.4(a), then the amounts that the Borrower is required to pay pursuant to this Agreement (including, without limitation, additional amounts made pursuant to Section 5.2) shall not exceed the amounts that the Borrower would have been required to pay to such Bank pursuant to this Agreement had such Bank not made such assignment, sale, transfer, grant, participation or other disposition of the Borrower's indebtedness under this Agreement. The Borrower hereby further agrees that any such Bank Assignee may, to the fullest extent permitted by applicable law, exercise the right of setoff with respect to such participation (and in an amount up to the amount of such participation) as fully as if such Bank Assignee were the direct creditor of the Borrower. Upon a participation, assignment, sale or transfer in accordance with the foregoing, the Borrower shall execute such documents and do such acts as any Bank may reasonably request to effect such assignment, provided that such documents and acts are consistent with the
                 --------
terms and conditions of the Loan Documents. Any Bank may furnish any information concerning any Credit Party or Subsidiary in its possession from time to time to Bank Assignees (including prospective Bank Assignees). Each Bank shall notify Borrower of any participation, assignment, sale or transfer granted by it pursuant to this Section 12.4(a). Borrower shall not be responsible for any due diligence costs or legal expenses of any party (including the Agent or the Bank Assignee) in connection with their entering into such participation, assignment, sale or transfer.

          (b) The descriptive headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          (c) Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the exhibits to this Agreement shall not be required to be attached to the execution or any other copy of this Agreement, and any references in this Agreement or the other Loan Documents to such exhibits as "Exhibits hereto" or "Exhibits to this Agreement" or "Exhibits to this Original Agreement" or words of similar effect shall be deemed to refer to such document as executed by the parties thereto and delivered on the Closing Date (or such other date on which they were executed and delivered).

          (d) Subject to obtaining the prior written consent of the Borrower (but no other Credit Party), such consent not to be unreasonably withheld, any Bank may at any time assign to any other Bank or any affiliate of any Bank or to one or more additional banks or financial institutions ("Purchasing Banks"), all
                                                         ----------------
or any part of its Commitments (and corresponding Loan and Note) pursuant to a Transfer Supplement ("Transfer Supplement"), substantially in the form of
                      -------------------
Exhibit K hereto, executed by such Purchasing Bank, such transferor Bank and the Agent; provided, however, that (A) each such assignment shall be for an amount
       --------  -------
at least equal to the lesser of (x) such Bank's Commitments (in respect of Revolving Credit Loans or Revolving Credit Loan Commitments) then in effect or (as to Term Loans) the then-outstanding principal amount of such Loans or (y) an aggregate minimum principal amount of $3,000,000 and integral multiples of $1,000,000 above such principal amount and (B) no assignment of Revolving Credit Loans, Revolving Credit Loan Commitments, LC Obligations or Term Loans shall be made by a transferor Bank to a Purchasing Bank unless such assignment is equally applicable, on a pro rata basis, to all Revolving Credit Loans, Revolving Credit Loan Commitments, LC Outstandings, Deemed Disbursements, Reimbursement Obligations and Term Loans of such transferor Bank on a pro rata basis. Upon
(i) such execution of such Transfer Supplement, (ii) delivery of an executed copy thereof to the Borrower and the Agent, (iii) payment by such Purchasing Bank to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Purchasing Bank and (iv) any consent of the Borrower required by the first sentence of this Section 12.4(d), such Purchasing Bank shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto and thereto with the percentage share of the applicable Commitment(s) set forth in Schedule I to such Transfer Supplement, and no further consent or action by the Borrower, the Banks, any Guarantor or the Agent shall be required. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of the percentage of the Commitments, Notes, Loans and Letters of Credit (and related rights and obligations) held by the transferor Bank and the Purchasing Bank arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank pursuant to the Transfer Supplement. Upon the consummation of any transfer to a Purchasing Bank pursuant to this Section 12.4(d), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a replacement Note (dated the same date as the Note being replaced) is issued to such transferor Bank and a new Note (dated the same date as the Note being replaced) or, as appropriate, a replacement Note (dated the same date as the Note being replaced) issued to such Purchasing Bank, in each case in principal amounts reflecting their Commitments or, as appropriate, their outstanding Loans, as adjusted pursuant to such Transfer Supplement. Notwithstanding the foregoing, prior to a bank or financial institution becoming a Purchasing Bank, it shall first represent (in the Transfer Supplement or otherwise) that, at the time it becomes a Purchasing Bank, it

               (i) is recognized by the UK Board of Inland Revenue, for the purposes of the Income and Corporation Taxes Act 1988 (as in effect when such Bank becomes a Purchasing Bank), as carrying on a bona fide banking business in the UK by which all amounts received or receivable by it as a Bank under this Agreement will be taken into account as a trading receipt of such banking business for the purposes of UK Corporation Tax; or

               (ii) is resident in a jurisdiction with which the UK has, at the date of this Agreement, an appropriate "double taxation treaty" reducing the amount of UK tax on amounts received or receivable by it as a Bank under this Agreement to zero, or exempting such amounts from such tax.

          (e) Notwithstanding the foregoing provisions of this Section 12.4, the Bank of Scotland (without the prior written approval of the Borrower and KSI) may not enter into a Transfer Supplement as a transferor Bank or grant participations in or assign, sell or otherwise transfer any of its Loans and Commitments if, after giving effect thereto, the percentage of Loans (or if no Loans are then outstanding the percentage of Commitments) then held by the Bank of Scotland and its Affiliates is less than 51%.

               (f)  [intentionally deleted]

          12.5  Notices, Requests, Demands, etc.  Except as otherwise expressly
                --------------------------------
provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered (if sent by Federal Express or other similar overnight delivery service), or 3 days after mailing (when mailed, postage prepaid, by registered or certified mail, return receipt requested), or (in the case of telex, telegraphic, telecopier or cable notice) when delivered to the telex, telegraph, telecopier or cable company, or (in the case of telex or telecopier notice sent over a telex or telecopier owned or operated by a party hereto) when sent; in each case, addressed as follows, except that notices and communications to the Agent pursuant to Sections

2 and 9 shall not be effective until received by the Agent: (i) if to the Agent, at the Closing Office, (ii) if to a Bank, at the address specified with its signature below, and (iii) if to any Loan Party party hereto, at its address specified with its signature below (Attention: President), or to such other addresses as any of the parties hereto may hereafter specify to the others in writing, provided that communications with respect to a change of address shall be deemed to be effective when actually received. Notices and communications sent to the Borrower at the address listed for Holding on the signature page hereof shall be deemed satisfactorily sent to Borrower for purposes of clause
(iii) above.

          12.6  Governing Law.  THIS AGREEMENT AND THE LOANS AND THE RIGHTS AND
                -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF ENGLAND APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN ENGLAND (REGARDLESS OF THE PLACE WHERE THIS AGREEMENT IS EXECUTED). IF FOR ANY REASON ANY COURT SHALL RULE THAT THIS AGREEMENT AND THE LOANS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER ARE NOT GOVERNED BY THE LAWS OF ENGLAND, THIS AGREEMENT AND THE LOANS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK (REGARDLESS OF THE PLACE WHERE THIS AGREEMENT IS EXECUTED).

          12.7  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Complete sets of counterparts of this Agreement shall be lodged with the Borrower and the Agent.

          12.8  Waiver.  No failure or delay on the part of the Agent or any
                ------
Bank in exercising any right, power or privilege under this Agreement or any other Loan Document, and no course of dealing between any Credit Party and the Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have pursuant to such documents or at law or equity. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Bank to any other or further action in any circumstances without notice or demand.

          12.9  Pro Rata Sharing.  (a) Any Recoveries (after deduction and
                ----------------
payment of all expenses and costs permitted by this Agreement, the Security Documents or applicable law), shall be applied against the Loans or against unpaid Reimbursement Obligations (and, if no Loans or Reimbursement Obligations shall then be outstanding, shall be held in trust by the Agent on behalf of the Borrower to the extent of the amount of the LC Outstandings from time to time in existence until satisfaction in full of all amounts due thereunder).

          (b) The Banks agree among themselves that, with respect to all sums received by the Banks applicable to the payment of the principal of or interest on the Loans or in respect of amounts paid by the Issuer pursuant to, or in connection with, Letters of Credit (in each case, except as otherwise provided in Section 5.2 or 5.3), equitable adjustment will be made between the Banks so that, in effect, all such sums shall be shared ratably by each of the Banks (in accordance with the outstanding principal amounts of their respective Loans or participations in issued Letters of Credit, as the case may be) whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross-action or by the enforcement of any or all of the Notes or otherwise. If any Bank receives any payment on its Loans or in respect of amounts paid by the Issuer pursuant to, or in connection with, Letters of Credit of a sum or sums in excess of its pro rata portion (except as otherwise provided in Section 5.2 or 5.3), then such Bank receiving such excess payment shall purchase for cash from the other Banks an interest in their Loans (or participations in Letters of Credit, if applicable) in such amount as shall result in a ratable participation by all of the Banks in the amount of the aggregate unpaid amount of Loans (Letters of Credit, to the extent applicable) then outstanding; provided, however, that if all or any
                                     --------  -------
portion of such excess payment is thereafter recovered by such Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Each Loan Party party hereto hereby agrees that any Bank so purchasing a participation from another Bank pursuant to this
Section 12.9(b) or purchasing a participation pursuant to Section 2A.8 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Bank were the direct creditor of such Loan Party in the amount of such participation.

          12.10  Jurisdiction.  THE PARTIES HERETO AGREE THAT ANY LEGAL ACTION
                 ------------
OR PROCEEDING AGAINST ANY OTHER PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE LOANS OR ANY OF THE LOAN DOCUMENTS OR THE DOCUMENTS DELIVERED IN CONNECTION THEREWITH MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF

NEW YORK OR ANY COURT IN ENGLAND AS SUCH PARTY MAY ELECT, and, by execution and delivery hereof, each of the parties hereto accepts and consents for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto agree that such jurisdiction shall be exclusive, unless waived by the Agent or the Banks (with respect to actions or proceedings brought by a Loan Party party hereto) or by the Borrower or Holding (with respect to actions or proceedings brought by the Agent or a Bank) in writing, and with respect to any questions relating to usury except that without such written consent the Agent and Banks may bring actions and proceedings in any other jurisdiction where Borrower or Holding has property or does business. Each of the parties hereto agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought before said New York or US or English courts on the basis of forum non conveniens.  In furtherance of the foregoing, each of Holding and
----- --- ----------
Borrower hereby irrevocably designates and appoints CT Corporation System at 1633 Broadway, New York, New York 10019, as its agent to receive service of all process brought against such Loan Party with respect to any such proceeding in any such court in New York, such service being hereby acknowledged by such Loan Party to be effective and binding service in every respect. Copies of any such process so served shall also be sent by registered mail to such Loan Party at its address set forth next to its signature below, but the failure of such Loan Party to receive such copies shall not affect in any way the service of such process as aforesaid. Each such Loan Party shall furnish to the Agent a consent of CT Corporation System agreeing to act hereunder prior to the Closing Date. Nothing herein shall affect the right of the Agent or the Banks to serve process in any other manner permitted by law. If for any reason CT Corporation System shall resign or otherwise cease to act as agent, each such Loan Party hereby irrevocably agrees to (i) immediately designate and appoint a new agent acceptable to the Agent to serve in such capacity and, in such event, such new agent shall be deemed to be substituted for CT Corporation System, Inc. for all purposes hereof and (ii) promptly deliver to the Agent the written consent (in form and substance satisfactory to the Agent) of such new agent agreeing to serve in such capacity.

          12.11  Severability.  If any provision of this Agreement shall be held
                 ------------
or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

          12.12  Right of Set-off.  In addition to any rights now or hereafter
                 ----------------
granted under applicable law or otherwise and not by
way of limitation of any such rights, upon the occurrence of an Event of Default each of the Banks is hereby authorized at any time or from time to time, without notice to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Bank to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of such Loan Party now or hereafter existing under any of the Loan Documents irrespective of whether or not any demand shall have been made thereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The Bank or Banks exercising any rights granted under this Section 12.12 shall thereafter notify the affected Loan Party and the Agent of such action; provided that the failure to give such notice
                              -------- ----
shall not affect the validity of such set-off and application.

          12.13  No Third Party Beneficiaries.  This Agreement is solely for the
                 ----------------------------
benefit of the Agent, the Banks, Holding, the Borrower, and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon anyone other than the Borrower and their respective successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Banks to make the Loans and issue Letters of Credit hereunder are imposed solely and exclusively for the benefit of the Banks and their respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Person shall under any circumstances be deemed to be beneficiary of such conditions.

          12.14  Effectiveness.  This Agreement shall become effective when and
                 -------------
as of the date (the "Amendment Effective Date") that each of the following
                     ------------------------
conditions have been satisfied to the satisfaction of the Agent (or waived by the Agent, except as to Section 12.14.5 which may be waived only by the Required Banks). The first date on which all of the following conditions have been so satisfied (or so waived) is herein referred to as the "Amendment Closing Date".
                                                       ----------------------
If the Amendment Closing Date shall not have occurred by the close of business (New York time) on July 2, 1993 (or such later date as is agreed to by the Agent and the Borrower in writing), the amendment and restatement of the Original Agreement to be effectuated by this Agreement (and the consents and waivers contained herein) shall be deemed rescinded, null and void.

          12.14.1  Signed Copies and Consents.  (a)  The Borrower, Holding, and
                   --------------------------
the Banks shall have executed a copy hereof (whether the same or different counterparts) and delivered the same to the Agent at 380 Madison Avenue, New York, New York 10017 (Attention: James Halley) or, in the case of the Banks, shall have given to the Agent written notice (actually received) that the same has been signed and is being sent to the Agent. Complete sets of counterparts of this Agreement shall be lodged with the Borrower and the Agent. Telecopied signatures hereto and to the Confirming Consents shall be of the same force and effect as an original of a manually signed copy.

          (b) The Borrower, KSI, FAI, KOSI, each UK Guarantor and each Foreign Guarantor shall have executed a confirming consent, substantially in the form of Exhibit N hereto or otherwise satisfactory to the Agent (each, a "Confirming
                                                                  ----------
Consent") and delivered the same to the Agent.
-------

          12.14.2  Notes.  (a) [intentionally deleted]
                   -----

          (b) Each of the Banks shall have returned to the Borrower the promissory notes that were issued to them pursuant to the Original Agreement and received in exchange therefor an appropriately completed, substitute Term Note (substantially in the form of Exhibit O-1 hereto) and an appropriately completed Revolving Credit Note (substantially in the form of Exhibit O-2 hereto), each dated the Closing Date (or such other date agreed to by the Agent and the Borrower) and duly executed by the Borrower.

          (c) To the extent that the relative proportions of the respective Loans of each Bank after giving effect to this Section 12.14 are different from those determined based on the amounts of the Commitments set forth in Schedule
2.1 hereto, the Banks shall make such appropriate adjustment among themselves so that, after giving effect thereto, the amounts of their respective Loans reflect the relative proportions based on such schedule. To the extent necessary to effectuate the foregoing, each Bank shall be deemed to have purchased or sold, as the case may be, such portion of the principal amount of the relevant Loans whose amounts are so adjusted.

          12.14.3  Officer's Certificate; Additional Loans.  (a) There shall
                   ---------------------------------------
have been delivered to the Agent (with sufficient copies for each Bank) a certificate of an authorized officer of the Borrower certifying, as of the Amendment Effective Date, compliance with the conditions of Sections 12.14.3(b) and 12.14.4(a)-(c), and to the effect that the representations contained in
Section 10.24 are true and correct on such date.

          (b) If the Borrower shall have requested that any Revolving Credit Loans be made on the Amendment Effective Date, the conditions of Section 6A hereof shall have been satisfied with respect thereto on such date (after giving effect to the amendments, waivers and consents contained herein and the other transactions occurring on or prior to such date as contemplated by this Section 12.14). Notwithstanding the foregoing, the Banks hereby waive any requirement of this Agreement that the Borrower give written notice of such Loan or as to the number of days notice required to be given for such Loan provided that the Agent shall be satisfied with the notice and amount of notice given by the Borrower therefor.

          12.14.4  GmbH Sale.  (a) The KSI Purchaser shall have acquired all of
                   ---------
the issued and outstanding capital stock of GmbH (subject, however, to the Lien of the Agent, the Banks and the KSI Lender on such shares). Holding and the Borrower have advised the Banks, and hereby represent and warrant, that the aggregate price for such purchase will be not less than approximately $3,000,000 cash (or an equivalent amount in other currencies).

          (b) FIL shall have sold to KSI or the KSI Purchaser, for approximately $7,000,000 (or an equivalent amount in other currencies), the note or other receivable held by FIL representing all of the indebtedness owed by GmbH to FIL (said note or other receivable, the "GmbH Receivable").
                                     ---------------

          (c) If the KSI Lender shall have made the KSI Loans to KSI, the shares of GmbH acquired by KOSI from FIL and by the KSI Purchaser from KOSI (as well as, in each case, the shares of all GmbH Subsidiaries indirectly acquired by KOSI and then by the KSI Purchaser as a result thereof) shall have been acquired by each such acquirer subject to the prior Lien of the Agent, the Banks and the KSI Lender in such shares, and KOSI and the KSI Purchaser shall have consented thereto.

          (d) The foregoing provisions of this Section 12.14.4 as to the ultimate purchaser of the GmbH Stock and the price paid for such shares supersede any provisions in any waivers granted, or amendments approved by, the Agent and the Banks prior to the Amendment Effective Date which provided for a different purchaser or different purchase price.

          (e) KOSI shall have executed and delivered to the Agent (on behalf of the Banks) a Foreign Guaranty and a Foreign Pledge Agreement, together with (to the extent new share certificates with respect to the stock of any KOSI Subsidiary are issued in the name of KOSI) (x) certificates representing such pledged shares (to the extent such ownership interest is represented by share certificates), (y) undated stock powers for such certificates executed in blank and (z) evidence that such pledge has been noted on the stock records of the companies whose shares have been pledged (to the extent same was done with respect to the pledge of such shares by FIL to the Banks pursuant to Section 6.5). If the foregoing clause (z) is not complied with on or prior to the Amendment Effective Date, the Borrower shall do so on or prior to August 31, 1993 (or such later date as the Agent and the Borrower agree to in writing). By its signature on the Confirming Consent, each signatory thereto whose shares are so acquired subject to such Lien hereby acknowledges that (x) such shares have been acquired subject to such pledge and
(y) they have made (or will, prior to August 31, 1993, make) appropriate notations on their stock registers and other applicable books and records that such shares have been transferred but remain subject to such Lien.

          12.14.5  Repayment of Loans.  Borrower shall have repaid the Loans
                   ------------------
outstanding under the Original Agreement in such amounts and such currencies so that, after giving effect thereto, (i) only Loans denominated in Dollars shall be outstanding, (ii) the aggregate outstanding principal amount of the Term Loans shall be no more than $10,900,000 (less, if the Derby Portion shall have theretofore been sold, the principal amount of Term Loans prepaid from the Net Proceeds of the sale of the Derby Portion), (iii) the aggregate outstanding principal amount of the Revolving Credit Loans (when combined with the Dollar Equivalent of all LC Obligations) shall be no more than $16,000,000, and (iv) all accrued but unpaid interest on the Loans so repaid shall have been paid in full. For purposes of determining the Dollar Equivalent of the Carlisle LC for purposes of this paragraph, the Stated Amount of the Carlisle LC shall be "marked to market" by the Agent on the Amendment Effective Date (or, at the election of the Agent, as of the close of business on the immediately preceding Business Day).

          12.14.6  Guarantee of KSI Loan.  If and to the extent so requested by
                   ---------------------
the KSI Lender, FIL shall have executed and delivered to the KSI Lender:

          (a) a guaranty of the obligations of KSI with respect to the KSI Loans, in form and substance satisfactory to the KSI Lender, except that any such guaranty shall be non-recourse to such guarantor and secured only by the GmbH Stock;

          (b) a pledge agreement, in form and substance satisfactory to the KSI Lender with respect to the GmbH Stock being sold in the GmbH Sale, together with undated stock powers, duly executed by FIL in blank and effective under applicable law to transfer ownership of such shares to the KSI Lender if the KSI Loans are not repaid. Unless otherwise directed by the KSI Lender, the Agent shall continue to hold the certificates for the GmbH Stock (as well as all shares (if evidenced by certificates) of the GmbH Subsidiaries previously pledged to the Banks) as agent for the KSI Lender.

          12.14.7  Legal Opinions.  The Agent shall have received legal opinions
                   --------------
(in sufficient counterparts for each of the Banks), in form and substance satisfactory to the Agent, addressed to the Banks and dated the Amendment Effective Date, from:

          (a) Stephen Hoffner or other counsel satisfactory to the Agent, to the effect that this Agreement (as to the Borrower and Holding) and all substitute Notes (as to the Borrower) delivered on the Amendment Effective Date are the legal, valid and binding obligations of such Loan Parties, enforceable in accordance with their respective terms and as to such other matters as the Agent or any Bank may reasonably request; and

          (b) Sullivan & Worcester or special local counsel for the Agent, covering such matters incident to the transactions contemplated hereby as the Agent or any Bank may request.

          12.14.8  All Proceedings to be Satisfactory.  All corporate and legal
                   ----------------------------------
proceedings and all instruments, documents and papers in connection with the transactions contemplated by this Agreement to occur on or prior to the Amendment Effective Date and the other documents referred to in this Section
12.14 shall be satisfactory in form and substance to the Agent, and the Agent and any Bank shall have received all such information and copies of all documents which the Agent or such Bank may reasonably have requested in connection herewith, such documents where appropriate to be certified by proper corporate officials or governmental authorities.

All documents and papers required by the foregoing provisions of this Section
12.14 shall be in form and substance satisfactory to the Agent and shall be delivered to the Agent at its Closing Office or as the Agent may otherwise direct.

          12.14.9  Consents and Releases.  (a)  Subject to the terms and
                   ---------------------
conditions stated herein, the Agent and the Banks (effective as of the effectiveness of this Agreement on the Amendment Effective Date) hereby:

          (i) consent to the sale by FIL to KOSI, for approximately $6,000,000 (or an equivalent amount in other currencies) payable by a promissory note (the "KOSI Note") issued by KOSI to FIL, of all of the issued and outstanding capital
 ---------
stock of each Foreign Guarantor that was owned by FIL immediately prior to the Amendment Effective Date.

          (ii) consent to the sale of the GmbH Stock by KOSI to the KSI Purchaser for approximately $3,000,000 cash (or an equivalent amount in other currencies).

          (iii) consent to the sale of the GmbH Receivable by FIL to KSI for approximately $7,000,000 cash (or an equivalent amount in other currencies).

          (iv) consent to (x) KOSI's repayment of $5,300,000 of the KOSI Note to FIL, and (y) KOSI borrowing $2,300,000 from KSI (on an unsecured, subordinated basis) to assist it in making the aforesaid repayment to FIL.

          (v) release GmbH, and each Subsidiary (if any) of GmbH that after the Amendment Effective Date and by virtue of the GmbH Sale will be a Subsidiary of the KSI Purchaser, from all guarantees and security agreements executed by GmbH (or by any such Subsidiary of GmbH) in favor of the Agent or the Banks (but not to the extent that any such security agreement or guarantee grants to the Banks or the Agent a pledge or similar security interest in any shares issued by GmbH or any GmbH Subsidiary).

          (b) The Agent and the Banks hereby agree that the Agent, on behalf of the Banks, will execute such releases and other documents as the Agent and the Borrower agree are appropriate or advisable to carry into effect the intent of
Section 12.14.9(a)(v). The Banks hereby authorize the Agent to deliver such releases and other documents and hereby ratify (if, as and when the same are executed and delivered) the execution and delivery by the Agent of all such releases and other documents.

          12.14.10  Pledged Shares.  (a) For good and valuable consideration,
                    --------------
the receipt and adequacy of which is hereby acknowledged, the Banks hereby assign all of their right, title and interest in and to the Liens they possess on the pledged shares of GmbH and GmbH Subsidiaries (and in and to such shares and the pledge or similar agreements executed by FIL (or any other Loan Party) or GmbH with respect thereto, to the extent they relate to any such pledged shares) to the KSI Lender; in consideration of the Agent and the Banks granting permission (x) to FIL to sell its shares in GmbH to KOSI and (y) to KOSI to sell its shares in GmbH to the KSI Purchaser, FIL and KOSI and the other Credit Parties hereby (or by their execution of the Confirming Consent attached hereto as Annex A) consent to such assignments. The Agent, the Banks and the KSI Lender hereby agree that such Liens shall be released when the KSI Loan and all obligations of KSI with respect thereto have been indefeasibly paid in full.

          (b) The Banks hereby agree that all amounts (if any) they receive as a result of any foreclosure action on any of the pledged GmbH shares or any of the pledged shares of any GmbH Subsidiary will, so long as any monies remain payable to the KSI Lender in connection with the KSI Loans, be paid by them to the KSI Lender. The Agent shall hold all certificates representing any such pledged shares as agent for, and on behalf of, the KSI Lender.

          12.15  Survival.  Each of the representations, warranties, terms,
                 --------
covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Loan Documents, the making of the Loans and issuance of Letters of Credit and the Amendment Effective Date and shall, unless otherwise expressly provided, continue in full force and effect until the Commitments have been terminated and the Loans together with interest thereon, the Commitment commissions, the fees and compensation of the Agent, and all other sums payable hereunder or thereunder (including, without limitation, Reimbursement Obligations) have been indefeasibly paid in full.

          12.16  Domicile of Loans.  Any Bank may make, maintain or transfer any
                 -----------------
of its Loans hereunder to, or for the account of, any branch office and (subject to the prior consent of the Borrower, such consent not to be unreasonably withheld) to any subsidiary or affiliate of such Bank.

          12.17  Currency.  (a) If, for the purpose of obtaining judgment in any
                 --------
court, it is necessary to convert a sum due hereunder (the "First Currency")
                                                            --------------
into any other currency (the "Other Currency"), the rate of exchange used shall
                              --------------
be that with which in accordance with normal banking procedures the Agent (or, if received by a Bank other than the Agent, that Bank) could purchase the First Currency with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of a Credit Party in respect of any sum due from it to the Agent or a Bank hereunder, notwithstanding judgment in such Other Currency, shall be discharged only to the extent that on the Business Day following receipt by the Agent or such Bank of any sum adjudged to be so due in the Other Currency, the Agent or such Bank (as the case may be) may in accordance with normal banking procedures purchase the First Currency with the Other Currency; if the First Currency so purchased shall be less than the sum originally due to the Agent or the Bank in the First Currency, the Borrower and Holding jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or such Bank (as the case may be) against such loss.

          (b) Each reference in this Agreement to Dollars or any other applicable currency is of the essence. To the fullest extent permitted by applicable law, the obligation of Holding and the Borrower in respect of any amount due under this Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in Dollars or such other applicable currency that the Person entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day following receipt by such Person of such payment. If the amount in Dollars or such other applicable currency that may be so purchased for any reason falls short of the amount originally due, the Borrower shall pay such additional amounts, in Dollars or such other applicable currency, as the case may be, as may be necessary to compensate for such shortfall. Any obligation of the Borrower or Holding not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

          12.18  Waiver of Jury Trial.  EACH OF THE BORROWER, HOLDING, THE AGENT
                 --------------------
AND THE BANKS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE ORIGINAL AGREEMENT, THE OFFERING DOCUMENTS, THE DEPOSITARY DOCUMENTS OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY CREDIT PARTY, THE AGENT OR THE BANKS.
THIS


                    [rest of page intentionally left blank]

PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THE ORIGINAL AGREEMENT AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          12.19.  Securities Act.  Each Bank agrees that it will not transfer
                  --------------
any of its Notes in a manner that would subject such Note or transfer to the registration requirements of the Securities Act of 1933.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                         FURMANITE PLC
Furman House                               (formerly KANEB UK PLC)
Shap Road                                   /s/
Kendal                                   By______________________________
Cumbria LA9 6RU                            Name:
England                                    Title:
Telecopier No.:
  011-44-539-729-359
                                         KANEB INTERNATIONAL INC.
2400 Lakeside Boulevard
Richardson, Texas  75082                    /s/
Telecopier No.:                          By______________________________
  214/699-4025                             Name:
                                           Title:

380 Madison Avenue                       BANK OF SCOTLAND, individually and
New York, New York 10017                 as Agent
Telecopier No. 212/557-9460
                                            /s/ William Henry
                                         By______________________________
                                           William P. Hendry
                                           Senior Vice President

                                         GIROCREDIT BANK, New York branch


65 East 55th Street                      By_____________________
New York, New York 10022                   Name:  Lalit Malhotra
Telecopier: 212/644-0644                   Title: Senior Vice President

                                         By_______________________
                                           Name: Dhuane G. Stephens
                                           Title: Vice President

PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THE ORIGINAL AGREEMENT AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          12.19.  Securities Act.  Each Bank agrees that it will not transfer
                  --------------
any of its Notes in a manner that would subject such Note or transfer to the registration requirements of the Securities Act of 1933.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                         FURMANITE PLC
Furman House                               (formerly KANEB UK PLC)
Shap Road
Kendal                                   By______________________________
Cumbria LA9 6RU                            Name:
England                                    Title:
Telecopier No.:
  011-44-539-729-359
                                         KANEB INTERNATIONAL INC.
2400 Lakeside Boulevard
Richardson, Texas  75082
Telecopier No.:                          By______________________________
  214/699-4025                             Name:
                                           Title:

380 Madison Avenue                       BANK OF SCOTLAND, individually and
New York, New York 10017                 as Agent
Telecopier No. 212/557-9460
                                         By______________________________
                                           William P. Hendry
                                           Senior Vice President

                                         GIROCREDIT BANK, New York branch

                                            /s/ Lalit Malhotra
65 East 55th Street                      By_____________________
New York, New York 10022                   Name:  Lalit Malhotra
Telecopier: 212/644-0644                   Title: Senior Vice President

                                            /s/ Dhuane G. Stephens
                                         By_______________________
                                           Name: Dhuane G. Stephens
                                           Title: Vice President

                                                                    Schedule 2.1


                   Commitments (on Amendment Effective Date)+
                   -----------------------------------------


                           Term Loan         Revolving Credit
                           ---------         ----------------
Bank                       Commitment          Loan Commitment*
----                       ----------          ---------------

Bank of Scotland         $ 8,679,629.63      $12,740,740.74


GiroCredit,
    New York branch        2,220,370.37      $ 3,259,259.26
                         --------------      ---------------
Total                    $10,900,000./1/     $16,000,000.

_________
+After giving effect to repayment of Loans on such date.
*Subject to reduction pursuant to Sections 2.4(b) and 2.8.





---------------------
/1/ Assumes that the sale of the Derby Portion shall not have occurred. If it has, this amount shall be reduced by the principal amount of Term Loans prepaid from the Net Proceeds of such sale, and the components of this sum correspondingly reduced pro rata.

                                                                         ANNEX I
                                                                         -------

                                  DEFINITIONS
                                  -----------


          As used in the Loan Agreement to which this Annex I is annexed, the following terms shall have the meanings herein specified or as specified in the Section of such Loan Agreement or in such other document herein referenced:

          "Acquisition Agreement (FAI)" shall mean the stock purchase agreement
           ---------------------------
dated January 23, 1991 between KSI and FIL, as amended by amendment dated March 15, 1991, relating to the Acquisition (FAI).

          "Acquisition (FAI)" shall mean the acquisition by Holding of the FAI
           -----------------
Shares pursuant to the Acquisition Agreement (FAI).

          "Acquisition Notes" shall mean, individually and collectively, the
           -----------------
1991 Notes and the 1993 Notes.

          "Acquisition Offer" shall mean the recommended offer dated February
           -----------------
19, 1991, made by Bear Stearns on behalf of the Borrower, for the acquisition by the Borrower of all of the Preferred Shares and the Ordinary Shares.

          "Acquisitions" shall mean the Acquisition (FAI) and the Acquisition
           ------------
(UK).

          "Acquisition (UK)" shall mean the acquisition by the Borrower of the
           ----------------
Preferred Shares and the Ordinary Shares pursuant to the Offering Documents.

          "Affected Bank" - Section 3.9(b).
           -------------

          "Affiliate", as to any Person, shall mean any other Person directly or
           ---------
indirectly controlling, controlled by or under common control with, such Person. Unless otherwise indicated, references to "Affiliate" shall refer to Affiliates of the Loan Parties. Without limiting the generality of the foregoing, each Credit Party shall be considered an Affiliate of each other Credit Party.

          "Agent" - introductory paragraph.
           -----

          "Agent's Fees" - Section 4.2.
           ------------

          "Aggregate Outstanding Amount" -- Section 3A.6.
           ----------------------------

          "Agreement" or "Loan Agreement" shall mean this Loan Agreement as it
           ---------      --------------
may from time to time be amended, extended, restated, supplemented or otherwise modified.

          "AIB" shall mean Allied Irish Banks plc.
           ---

          "Amendment Effective Date" - Section 12.14.
           ------------------------

          "applicable currency" means, as to any particular payment, Loan,
           -------------------
Letter of Credit or other Obligation, the currency in which it is payable or denominated.

          "Associate", when used to indicate a relationship with a Person, shall
           ---------
mean (i) another Person (other than a member of the Consolidated Group) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or at to which such Person or an immediate member of his family serves as trustee or in a similar capacity, and (iii) any relative or spouse of such Person or any relative of such spouse.

          "Auditors" shall mean, as to each Credit Party, such independent
           --------
certified public or chartered accountants of recognized standing selected by a Credit Party (as to itself), and satisfactory to the Agent. (The certified public accountants for KSI shall be deemed satisfactory to the Agent so long as the securities of KSI are registered under the Securities Act of 1933 and such accountants are selected or ratified by KSI's shareholders at a meeting duly called and held).

          "Audits" - Section 6.9
           ------

          "Bank Assignee" - Section 12.4.
           -------------

          "Bank Charge" shall mean the Charge Over Bank Account executed by the
           -----------
Depositor in connection with the Cash Collateral Account established by the Depositor in connection with the Sterling Guarantee, as such charge may from time to time be amended, supplemented, or otherwise modified.

          "Banks" - introductory paragraph.
           -----

          "Base Rate Loan" shall mean a Base Rate (US) Loan.
           --------------

          "Base Rate (UK)" shall mean, for any day, the basic lending rate of
           --------------
the Agent, in effect from time to time at the principal office of the Agent in London, England, on which the Agent's lending and deposit rates at such office are founded. Any change in the interest rate resulting from a change in such Base Rate (UK) shall be effective as of the opening of business on the day on which such change becomes effective; it is understood and agreed that the foregoing rate and the Base Rate (UK) are reference rates only and do not necessarily represent the lowest or best rate actually charged to any customer.

          "Base Rate (US)" shall mean, for any day, the higher of (x) the
           --------------
fluctuating interest rate per annum, as in effect from time to time, established by the Agent in New York from time to time as the Agent's base, prime or reference rate for U.S. domestic commercial loans in Dollars, or (y) the Federal Funds Effective Rate in effect on such day plus 1/2%. Any change in the interest rate resulting from a change in such Base Rate (US) shall be effective as of the opening of business on the day on which such change becomes effective; it is understood and agreed that all the aforesaid rates and the Base Rate (US) are reference rates only and do not necessarily represent the lowest or best rate actually charged to any customer.

          "Base Rate (US) Differential" shall mean 2.125%; provided however
           ---------------------------                     ----------------
that:

          (a) "Base Rate (US) Differential" shall mean 1.75% on and after July 1, 1995, if (x) all principal, interest and other payments required to be made hereunder on June 30, 1995 have been made, and (y) no Default or Event of Default exists on June 30, 1995 (both before and after giving effect to any such payments); and

          (b) "Base Rate (US) Differential" shall mean 1.75% on and after the first day of any calendar month, whether before or after July 1, 1995, if on the last day of the immediately preceding calendar month (x) all principal, interest and other payments required to be made hereunder on such date have been made,
(y) the sum of (A) the aggregate outstanding principal amount of Term Loans plus
(B) the Total Revolving Credit Loan Commitment (or, if greater, the outstanding principal amount of Revolving Credit Loans plus all LC Obligations) is less than the Dollar Equivalent of $20,000,000, and (z) no Default or Event of Default exists.

          "Base Rate (US) Loans" or "Floating Rate Loans" shall mean a
           --------------------      -------------------
Eurocurrency Loan made in Dollars during any period that it bears interest determined by reference to the Base Rate (US).

          "Bear Stearns" shall mean Bear, Stearns International Limited.
           ------------

          "Benelux Companies" shall mean each of the following Subsidiaries
           -----------------
that, as of April 1, 1993, are incorporated in the country set forth opposite their names below:

          Company                   Country
          -------                   -------
          Furmeta Holding BV        The Netherlands
          Furmanite BV              The Netherlands
          Metaholding BV            The Netherlands
          Metalock BV               The Netherlands

          Metalock BV               Belgium

          Furmanite NV              Luxembourg

          "Borrower" - introductory paragraph.
           --------

          "Borrower Security Agreement" - Section 6.5(a).
           ---------------------------

          "Borrowing Date" - Section 2.2(a).
           --------------

          "BOS" shall mean the Bank of Scotland in its capacity as a Bank, and
           ---
not as Agent or Issuer, hereunder.

          "Business Day" means
           ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday or any other day on which banks are authorized or required to be closed in New York, New York and which is also a day on which banks and foreign exchange markets are open for business in London; and

          (b)  relative to the date of

               (i) making or continuing any Loans as, or converting any Loans from or into, Libor Loans,

               (ii) making any payment or prepayment of principal of, or payment of interest on, any portion of the principal amount of any Loan being maintained as a Libor Loan, or

               (iii) the Borrower's giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in clause (b)(i) or (b)(ii) above, which is a Business Day pursuant to clause (a) above and which also is a day on which dealings in Dollars are carried on in the London interbank Eurocurrency market.

          "Capitalized Lease Obligations" shall mean all rental obligations
           -----------------------------
which, under GAAP, are or would be required to be capitalized on the books of a Person, in each case taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

          "Carlisle" shall mean the Carlisle branch of the UK Bank or such other
           --------
branch or Bank as is satisfactory to the Agent.

          "Carlisle Facility" shall mean loans, overdrafts or other financial
           -----------------
accommodations (including letters of credit, guarantees and performance and other bonds) made by Carlisle to (or for the account of) the Borrower or, at the request of the Borrower, to (or for the account of) one or more Subsidiaries of the Borrower, which in each case are supported by the Carlisle LC.

          "Carlisle LC" shall mean the standby Confirmed Irrevocable Letter of
           -----------
Credit No. SLC91/03 dated May 16, 1991 in an initial Stated Amount of (Pounds)1,600,000 issued by the Issuer pursuant to the Agreement with the Borrower as an account party, to support the Carlisle Facility, as amended by the Amendment to Letter of Credit No. SLC91/03 dated as of January 1, 1991 by the Issuer and accepted by Carlisle and as the same may be further amended, supplemented or otherwise modified from time to time, and any renewals or replacements of such Letter of Credit.

          "Cash Collateral Account" shall mean the account established by
           -----------------------
Holding at the Depositary Bank pursuant to the Bank Charge.

          "Cash Interest Expense" shall mean, in respect of any Person for any
           ---------------------
period, as of any date of calculation, the total interest expense of such Person and its Subsidiaries for such period determined in accordance with GAAP, less
                                                                         ----
the amount of such interest expense paid or payable other than in cash.

          "Charter Document" shall mean, with respect to a corporation, its
           ----------------
certificate or articles of incorporation or association and its by-laws or memoranda and articles of association or comparable documents under non-US or non-UK laws.

          "Closing Date" shall mean the date of the making of the Term Loan and
           ------------
the initial Revolving Credit Loan.

          "Closing Date Banks" - Section 6 (introductory paragraph).
           ------------------

          "Closing Office" shall mean the office of the Agent at 380 Madison
           --------------
Avenue, New York, New York or such other office as may be designated in writing to the Borrower by the Agent.

          "Closing Office Time" shall mean the local time in effect at the
           -------------------
Closing Office.

          "CMA Account" - Section 8.5.
           -----------

          "CMA Bank" - Section 8.5.
           --------

          "Code" shall mean the Internal Revenue Code of 1986, as the same may
           ----
be amended from time to time.

          "Collateral" - Section 10.15.
           ----------

          "Combined Group" shall mean, collectively, the Borrower, KOSI and
           --------------
their respective Subsidiaries, on a consolidated basis.

          "Commercial Paper" - Section 8.14.
           ----------------

          "Commitment" shall mean each Term Loan Commitment and each Revolving
           ----------
Credit Loan Commitment.

          "Commitment Letter" shall mean the letter of understanding dated
           -----------------
January 14, 1991 between KSI and the Agent with respect to the Loans.

          "Commitment Period" shall mean the period from the Closing Date to and
           -----------------
including the last Business Day of March 1998, or such earlier date as the Revolving Credit Loan Commitments shall terminate as provided in the Loan Agreement or such later date as may hereafter be agreed to by the Banks with Revolving Credit Loan Commitments (by 100% vote) in writing.

          "Confirming Consent" - Section 12.14.1.
           ------------------

          "Consolidated Group" shall mean, collectively, Holding, FAI, the
           ------------------
Borrower, Furmanite, KOSI and their respective Subsidiaries, on a consolidated basis.

          "Contaminant" means any waste, pollutant, chemical, hazardous
           -----------
material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such pollutant material, substance or waste, including, without limitation, asbestos, radiation and any pollutant, material, substance or waste regulated under any Environmental Law.

          "Control" (including the terms "controlling," "controlled by" and
           -------
"under common control with") shall mean the possession, direct or indirect, or the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

          "conversion date" shall mean the Business Day on which a Loan is to be
           ---------------
converted pursuant to Section 3.3, 3.5, 3.9 or 3.10.

          "Counter-Indemnity" shall mean the Counter-Indemnity executed by the
           -----------------
Borrower and the UK Bank in connection with the 1991 Notes and the Sterling Guarantee, as such document may from time to time be amended, supplemented or otherwise modified.

          "Credit Parties" shall mean, individually and collectively, KSI, FAI
           --------------
and each Loan Party.

          "Current Assets", as to any Person, shall mean the current assets of
           --------------
such Person determined in accordance with GAAP; provided that any of such assets
                                                -------- ----
which are subject to a Lien held by any Person other than the Agent or the Banks to secure payment of any Indebtedness for Borrowed Money which is not included in Current Liabilities shall be excluded from Current Assets to the extent of such Indebtedness for Borrowed Money.

          "Current Liabilities", as to any Person, shall mean the current
           -------------------
liabilities of such Person determined in accordance with GAAP, and shall in any event (except as otherwise specifically provided in Section 8.19(b) of the Agreement) include (without duplication), as of the date of determination thereof: (i) all Indebtedness for Borrowed Money payable on demand or maturing within one year after such date without any option on the part of the obligor to extend or renew beyond such year, (ii) final maturities, installments, repayments and prepayments of Indebtedness for Borrowed Money required to be made within one year after such date, (iii) the unpaid principal balance of the Loans due within one year after such date, and (iv) all other items (including taxes accrued as estimated and reserves for deferred income taxes) which, in accordance with GAAP, would be included on a balance sheet as current liabilities.

          "Deemed Disbursement" - Section 2A.6.
           -------------------

          "Deemed Disbursement Account" -- Section 2A.6(a).
           ---------------------------

          "Default" shall mean any event which with notice or lapse of time, or
           -------
both, would become an Event of Default.

          "Deferred Shares" shall mean all deferred shares, (Pounds)1 each,
           ---------------
issued by Furmanite and existing at the Closing Date.

          "Deficiency Undertaking" - Section 6.3.
           ----------------------

          "Depositary Bank" shall mean The British Linen Bank Limited, London,
           ---------------
England.

          "Depositary Documents" shall mean, individually and collectively, the
           --------------------
Counter-Indemnity, the KSI Indemnity, the Bank Charge and all other agreements and instruments executed by any Credit Party in connection with any of the foregoing or in connection with the Sterling Guarantee.

          "Depositor" shall mean Holding.
           ---------

          "Derby Portion" means that portion of the real property owned by
           -------------
Furmanite Engineering Ltd. in Derby, England, that is proposed to be sold by such Credit Party in 1993 with the consent of the Banks.

          "Designated Date" shall mean April 1, 1994 or such later date as the
           ---------------
Borrower and the Agent shall agree to in writing.

          "Designated Office" shall mean the Closing Office or, at the Agent's
           -----------------
option (with respect to Sterling) such office of the Agent in the US or the UK or the Cayman Islands as the Agent shall from time to time specify.

          "Determination Date" shall mean the last Business Day of each calendar
           ------------------
quarter.

          "Disbursement" - Section 2A.4.
           ------------

          "Disbursement Date" - Section 2A.4.
           -----------------

          "Disbursement Earnings" shall mean the amount (if any) earned by
           ---------------------
investments (if any) made by the Issuer with amounts in the Deemed Disbursement Account.

          "Dollar Equivalent" shall mean (x) in respect of any currency other
           -----------------
than Dollars, the amount determined by converting the currency in question, at the Spot Rate, to Dollars and (y) in respect of Dollars, the amount thereof.

          "Dollars", "U.S. $", "$" and "U.S. dollars" shall mean the lawful
           -------    ------    -       ------------
currency of the United States of America.

          "Dormant Subsidiaries" shall mean:
           --------------------

          (i) each of the following Subsidiaries that are incorporated under the laws of England and Wales, Silk Engineering (Derby) Ltd.; Ron Philpot Ltd.; Furmanite Kendal Ltd.; Furmanite Shap Ltd.; and Furmanite Dawson Ltd.; and

          (ii) such other corporations (x) as meet the criteria of Section 10.22 of the Agreement and (y) as to which the Agent and the Borrower agree in writing shall be a Dormant Subsidiary for purposes hereof.

but, in each case, only while the representations contained in Section 10.22 of the Agreement are accurate with respect to such Subsidiary.

          "Earnings" - Section 2.4(b)(iii).
           --------

          "EBIT" for any Person for any period shall mean the consolidated Net
           ----
Income of such Person and its consolidated Subsidiaries for such period, before interest expense and provision for taxes and without giving effect to any extraordinary gains and gains from sales of assets (other than sales of inventory in the ordinary course of business), for such period (taken as one accounting period).

          "EBITDA" for any Person for any period shall mean the EBIT of such
           ------
Person and its consolidated Subsidiaries for such period plus (to the extent
                                                         ----
deducted in computing EBIT for such period) depreciation, amortization and other non-cash items.

          "Eligible Currencies" shall mean Dollars and Sterling.
           -------------------

          "Environmental Claim" shall mean any notice, complaint, request for
           -------------------
information, claim, demand or similar communication (whether written or oral) by any Person (including, without limitation, the environmental protection authorities of the jurisdiction in which any Property is located or any other national or local regulatory or administrative body), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute (including any Environmental Law, permit, order, approval, authorization, license, variance or agreement with any Person), arising from or in respect of
(i) the presence of any Contaminant or any other environmental, health or safety conditions or a Release or threatened Release on, in, under or emanating from any Property or resulting from any past, present or future operation of any member of the Consolidated Group (or any predecessor in interest of any of them) of any other Person in connection with the business of any member of the Consolidated Group (or any predecessor in interest of any of them), (ii) any Release for which any member of the Consolidated Group is otherwise responsible under the Environmental Laws, (iii) any other circumstance (including, without limitation, any off-site transportation of a Contaminant) forming the basis of any violation or alleged violation of, or liability or alleged liability under, any Environmental Law by any member of the Consolidated Group (or any predecessor in interest of any of them), (iv) any Remedial Action required to be taken by any member of the Consolidated Group under the Environmental Laws, or
(v) any harm, injury or damage to real or personal property, natural resources, the environment or any Person alleged to have resulted from any of the foregoing.

          "Environmental Costs" shall mean all expenditures made by, all costs,
           -------------------
fees, disbursements and expenses (including, without limitation, any expenses of engineers, experts, consultants, attorneys, contractors, surveyors, laboratories and like Persons and costs of investigation and feasibility studies) incurred by, and all liabilities, obligations and responsibilities assumed or incurred by, any member of the Consolidated Group for or in respect of (i) any judgments, fines, penalties, obligations, interest, losses, claims, amounts, impositions, damages, punitive damages, consequential damages, treble damages or remedial action paid or taken or agreed to be paid or taken by, due from or assessed against any member of the Consolidated Group in respect of any Environmental Claim and (ii) all Remedial Action (including, without limitation, any off-site transportation of a Contaminant) taken by any member of the Consolidated Group, whether pursuant to any Environmental Claim or otherwise.

          "Environmental Laws" means all laws, rules, regulations, by-laws,
           ------------------
directives, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder by any Government Authority relating to pollution or protection of the environment or occupational health and safety, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of any waste, pollutant, chemical, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such pollutant material, substance or waste, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any waste, pollutant, chemical, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste.

          "Environmental Lien" means any Lien in favor of any Governmental
           ------------------
Authority for Environmental Costs.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any Person which is from time to time a
           ---------------
member of a controlled group or a group under common control with Holding within the meaning of Sections 414(b), 414(c), 414(m) or 414(o) of the Code or Section 4001(a)(14) of ERISA.

          "Eurocurrency Differential" shall mean 2.125%; provided however that:
           -------------------------                     ----------------

          (a) "Eurocurrency Differential" shall mean 1.75% on and after July 1, 1995, if (x) all principal, interest and other payments required to be made hereunder on June 30, 1995 have been made, and (y) no Default or Event of Default exists on June 30, 1995 (both before and after giving effect to any such payments); and

          (b) "Eurocurrency Differential" shall mean 1.75% on and after the first day of any calendar month, whether before or after July 1, 1995, if on the last day of the immediately preceding calendar month (x) all principal, interest and other payments required to be made hereunder on such date have been made,
(y) the sum of (A) the aggregate outstanding principal amount of Term Loans plus
(B) the Total Revolving Credit Loan Commitment (or, if greater, the outstanding principal amount of Revolving Credit Loans plus all LC Obligations) is less than the Dollar Equivalent of $20,000,000, and (z) no Default or Event of Default exists.

          "Eurocurrency Interest Determination Date" shall mean the date as of
           ----------------------------------------
which LIBOR is determined for a Libor Loan which shall be two Business Days prior to the commencement of each Interest Period.

          "Eurocurrency Loan" shall mean a Floating Rate Loan and a Libor Loan.
           -----------------

          "Event of Default" shall mean each of the Events of Default defined in
           ----------------
Section 9.

          "EY" shall mean Ernst & Young.
           --

          "FAI" shall mean Furmanite America Inc., a Virginia corporation.
           ---

          "FAI Guaranty" - Section 6.5(a).
           ------------

          "FAI Intercompany Note" - Section 6.20.
           ---------------------

          "FAI Security Agreement" - Section 6.5(a).
           ----------------------

          "FAI Shares" shall mean all of the issued and outstanding shares of
           ----------
capital stock of FAI.

          "FEAL" shall mean Furmanite East Asia Ltd., a Foreign Subsidiary
           ----
organized under the laws of Hong Kong.

          "Federal Funds Effective Rate" shall mean the rate of interest charged
           ----------------------------
by banks with excess reserves at a Federal

Reserve district bank to banks needing overnight loans to meet reserve requirements.

          "FIL" shall mean Furmanite International Limited, an English
           ---
registered company and a Subsidiary of Furmanite.

          "Financial Statements" shall mean, with respect to any Person, the
           --------------------
statement of financial position (balance sheet) and the statement of earnings, cash flow and stockholders' (or partners') equity of such Person.

          "First Currency" - Section 12.17(a).
           --------------

          "Fiscal Year" shall mean each January 1 - December 31 period.
           ----------

          "Fixed Charge Coverage Ratio" shall mean, for the period in question,
           ---------------------------
in respect of any Person, the ratio for such Person and its Subsidiaries, of (A) an amount equal to the sum (without duplication) of

          (i) the consolidated Net Income of such Person and its Subsidiaries for such period, exclusive of extraordinary gains and losses for such period,

plus
----

          (ii) consolidated interest expense for such Person and its Subsidiaries for such period, including the portion of any Capitalized Lease Obligations allocable to such interest expense, plus
                                                ----

          (iii) all taxes imposed by any Government Authority on the income of such Person and its Subsidiaries that have accrued or are otherwise due or payable in respect of such period, plus
                                   ----

               (iv) all depreciation and amortization of such Person and its Subsidiaries with respect to such period, plus
                                          ----

          (v) to the extent deducted in computing the aforesaid Net Income for such period, fees and expenses accrued by the Borrower for such period with respect to the KSI Management Agreement, provided that the payment of such fees
                                         -------------
and expenses are subject to the terms of the KSI August 1992 Subordination Agreement,

to (B) their Fixed Charges for such period.

          "Fixed Charges" shall mean, in respect of any Person for any period,
           -------------
as of any date of calculation, an amount equal to the sum (without duplication) of

          (i) all Cash Interest Expenses for such Person and its
Subsidiaries during such period, plus
                                 ----

          (ii) the principal due on the Term Loans pursuant to Section 2.4(a) during such period and on the Revolving Loans if and to the extent finally due during such period, plus
                    ----

          (iii) the principal due on all other Indebtedness for Borrowed Money of such Person and its Subsidiaries during such period, plus
                                                        ----

          (iv) all rents and other amounts allocable to principal that accrue or have accrued during such period with respect to Capitalized Lease Obligations of such Person and its Subsidiaries.

          "Fixed Rate Loan" or "Libor Loan" shall mean a Eurocurrency Loan
           ---------------      ----------
during any period that it bears interest determined by reference to LIBOR.

          "Floating Rate Loans" or "Base Rate (US) Loans" shall mean a
           -------------------      --------------------
Eurocurrency Loan made in Dollars during any period that it bears interest determined by reference to the Base Rate (US).

          "Foreign Guarantor" shall mean KOSI and each of the following
           -----------------
Subsidiaries of KOSI or FAI:

          Furmanite Canada Limited
          Furmeta Holding BV
          Furmanite BV
          Metaholding BV
          Metalock BV
          Furmanite NV
          Oy Suomen Metalock AB
          Furmanite SA
          Furmanite A/S
          Furmanite Reparacoes Industriais Lda
          Furmanite Iberica SA
          Furmanite East Asia Limited

and each other Subsidiary of Furmanite or KOSI not incorporated in the US or UK.

          "Foreign Guaranty" - Section 6.5(a).
           ----------------

          "Foreign Loans" - Section 8.3(xi).
           -------------

          "Foreign Pledge Agreement" - Section 6.5(b).
           ------------------------

          "Foreign Security Agreement" - Section 6.5(a)
           --------------------------

          "Foreign Subsidiary" shall mean Subsidiaries of Holding incorporated
           ------------------
or otherwise organized other than in the US or the UK.

          "Fourth Amendment" shall mean the amendment to the Original Agreement
           ----------------
(as then in effect) designated as Amendment No. 4 and dated as of August 31, 1992.

          "Furmanite" shall mean Furmanite 1986 Ltd., a company incorporated
           ---------
under the laws of England and Wales (registered number 2004499) that was on the Closing Date and all times subsequent thereto (until mid-October 1991) named Furmanite PLC.

          "GAAP" shall mean:  (i) with respect to US Persons, generally accepted
           ----
accounting principles (as promulgated in the US by the Financial Accounting Standards Board or any successor entity) ("US GAAP"), (ii) with respect to UK
                                           -------
Persons, accounting principles and practices generally accepted in the UK ("UK
                                                                            --
GAAP"), (iii) with respect to Persons whose accounting principles and practices
----
are governed by those of another country, the accounting principles and practices generally accepted in such country and (iv) with respect to Financial Statements or components thereof determined on an aggregate or consolidated basis involving one or more US Persons and one or more UK Persons and (if any) any such other Persons, in accordance with their respective GAAP's but utilizing US GAAP in connection with any such consolidation or combination.

          "GmbH" shall mean Furmanite GmbH, a company that prior to the
           ----
Amendment Effective Date (and before its sale to KOSI) was a Significant Subsidiary directly owned by FIL.

          "GmbH Receivable" - Section 12.14.4.
           ---------------

          "GmbH Sale" shall mean the sale (directly by FIL or via another Loan
           ---------
Party), on or substantially contemporaneously with the Amendment Effective Date, of all or substantially all of GmbH's capital stock to the KSI Purchaser.

          "GmbH Stock" shall mean all of the issued and outstanding capital
           ----------
stock of GmbH.

          "GmbH Subsidiaries" shall mean each of the following: Zweipack GmbH, a
           -----------------
German entity; Dubbels & Ohrt GmbH, a German entity; and Furmanite GesmbH, an Austrian entity.

          "Government Authority" shall mean any nation or government (US, UK or
           --------------------
otherwise), any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Group" shall mean the Consolidated Group or the Combined Group or
           -----
both, as the context may indicate.

          "Guarantee" shall mean by any Person, any obligation, contingent or
           ---------
otherwise, of such Person directly or indirectly guaranteeing any Indebtedness for Borrowed Money or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness for Borrowed Money or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness for Borrowed Money or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantee Agreements" shall mean, individually and collectively, the
           --------------------
FAI Guaranty, the obligations of Holding under Section 9A of the Agreement, each Foreign Guaranty and each UK Guaranty (but, as to each, only after the execution of same pursuant to Section 7.18).

          "Guarantors" shall mean, individually and collectively, each of the US
           ----------
Guarantors, each of the UK Guarantors (but only after the execution of their respective Guarantee Agreements pursuant to Section 7.18 of the Agreement), and each of the Foreign Guarantors.

          "Goodwill" shall mean, with respect to the balance sheet of any Person
           --------
as at the date at which the amount thereof shall be determined, the aggregate of all amounts appearing on the asset side of such balance sheet for goodwill, patents, patent rights, trademarks, trade names, copyrights, franchises, treasury stock, organizational expenses, and other similar items, if any, all determined in accordance with GAAP.

          "Holding" - Recitals.
           -------

          "Holding Security Agreement" - Section 6.5(a).
           --------------------------

          "Iberica" shall mean Furmanite Iberica SA, a Spanish corporation owned
           -------
by FIL on April 1, 1993.

          "Indebtedness for Borrowed Money" shall mean (i) all indebtedness of
           -------------------------------
(including, without limitation, all indebtedness assumed by) a Person in respect of money borrowed (including, without limitation, the unpaid amount of the purchase price of any property, incurred for such purpose in lieu of borrowing money or using available funds to pay said amount, and not constituting an account payable or expense accrual incurred or assumed in the ordinary course of business), or evidenced by a promissory note, bond, debenture or other like obligation to pay money, and including indebtedness under banker's acceptances and with respect to letters of credit, and (ii) all obligations of (including, without limitation, all obligations assumed by) a Person (x) constituting a Capitalized Lease Obligation of such Person, or (y) constituting a Guarantee by such Person.

          "Indemnified Party" - Section 12.3.
           -----------------

          "Inland Revenue" shall mean the UK Inland Revenue.
           --------------

          "Insignificant Subsidiary" shall mean:
           ------------------------

          (a) prior to the Amendment Effective Date: any Subsidiary of the Borrower whose (i) assets constitute less than 5% of the assets of the Borrower and the Subsidiaries taken as a whole and (ii) whose gross revenues for the most recent fiscal quarter constitute less than 5% of the consolidated gross revenues of the Borrower and the Subsidiaries; and

          (b) on and after the Amendment Effective Date: any Subsidiary of the Borrower whose (i) assets constitute less than 10% of the assets of the Combined Group and (ii) whose gross revenues for the most recent fiscal quarter constitute less than 10% of the consolidated gross revenues of the Combined Group.

          "Intercompany Documents" shall mean, individually and collectively,
           ----------------------
the documents executed by FAI that are listed in Section 6.20.

          "Intercompany Mortgage" - Section 6.20.
           ---------------------

          "Intercompany Note" - Section 10.7(b).
           -----------------

          "Intercompany Pledge Agreement" - Section 6.20.
           -----------------------------

          "Intercompany Security Agreement" - Section 6.20.
           -------------------------------

          "Intercompany Security Documents" shall mean, individually and
           -------------------------------
collectively, the documents executed by FAI that are listed in Section 6.20 pursuant to which Liens in property of FAI are granted by FAI.

          "Interest Coverage Ratio", as to any Person, shall mean, for any
           -----------------------
period, (A) EBIT of such Person and its consolidated Subsidiaries for such period plus (to the extent
       ----
deducted in computing EBIT for such period) depreciation, amortization and other non-cash items, divided by (B) interest on such Person's Indebtedness for Money Borrowed accrued during such period (other than interest, payable to KSI by a member of the Consolidated Group, that is capitalized instead of being paid in cash).

          "Interest Period" - Section 3.4.
           ---------------

          "Interest Period Notice" - Section 3.4.
           ----------------------

          "Intersubsidiary Loans" shall mean, individually and collectively, (i)
           ---------------------
a (Pounds)43,000 loan made by Furmanite to Iberica, (ii) a (Pounds)90,000 loan made by Furmanite to Furmanite AS (a Subsidiary organized under the laws of Norway), (iii) a (Pounds)200,000 loan made by FEAL to FIL (each of which loans was made prior to August 17, 1992), (iv) a (Pounds)205,000 loan made by Holding to FEAL on May 6, 1993, and (v) a (Pounds)50,000 loan made by FIL to FEAL on June 3, 1993.

          "IPM" - Section 6.5(c).
           ---

          "Issuance Request" - Section 2A.1.
           ----------------

          "Issuer" shall mean Bank of Scotland in its capacity as a Bank
           ------
hereunder and not in its capacity as Agent. References to the Bank in this Agreement (when used to refer to Bank of Scotland) shall (without duplication) include such Bank as Issuer.

          "KOSI" shall mean Kaneb Offshore Services Inc., a wholly-owned
           ----
Subsidiary of Holding incorporated in the British Virgin Islands.

          "KOSI Note" - Section 12.14.9.
           ---------

          "KOSI Subsidiaries" shall mean:
           -----------------

               (i) prior to the Amendment Effective Date, all Subsidiaries of KOSI that, on or prior to the Amendment Effectiveness Date, were Subsidiaries of the Borrower; and

               (ii) after the Amendment Effective Date, all of the foregoing Subsidiaries except (i) GmbH and the GmbH Subsidiaries, and (ii) those Subsidiaries that are Transferred or liquidated in accordance with the terms of the Agreement.

          "KOSI Transfers" shall mean the Transfers to KOSI, on the Amendment
           --------------
Effectiveness Date or within three months thereafter (or such longer period that the Agent shall agree to in writing), of all or substantially all of the capital stock of each Foreign Subsidiary owned on April 1, 1993 by FIL or another UK Subsidiary.

          "KSI" shall mean Kaneb Services, Inc., a Delaware corporation.
           ---

          "KSI Agreements" shall mean, individually and collectively, the KSI UK
           --------------
Guaranty, the Deficiency Undertaking and any Depositary Document executed by KSI.

          "KSI August 1992 Subordination Agreement" shall mean that certain
           ---------------------------------------
subordination agreement dated as of August 31, 1992, substantially in the form of Annex B-1 to the Fourth Amendment and relating to (among other items) the Temporary Notes, executed by KSI and the Borrower, as such agreement may from time to time be amended, supplemented or otherwise modified.

          "KSI August 17 Subordination Agreement" shall mean that certain
           -------------------------------------
amended and restated subordination agreement dated as of August 17, 1992 (relating to, among other items, a $2,500,000 promissory note dated August 17, 1992 made by the Borrower to the order of KSI and substantially in the form of Annex B-3 to the Fourth Amendment), executed by KSI and the Borrower, as such agreement may from time to time be amended, supplemented or otherwise modified.

          "KSI Indemnity" shall mean the indemnity executed or to be executed by
           -------------
KSI in connection with the Bank Charge and the Sterling Guarantee.

          "KSI Lender" shall mean the Bank of Scotland in its capacity as a
           ----------
lender to KSI with respect to the KSI Loans.

          "KSI Loans" shall mean the loans, if any, made by the KSI Lender to
           ---------
KSI on or prior to the Amendment Effective Date with respect to the transactions contemplated to occur on such date by Section 12.14 of the Agreement.

          "KSI Management Agreement" shall mean that certain agreement dated as
           ------------------------
of August 1, 1992 between KSI and Kaneb UK, Ltd. [sic], as amended by the amendment thereto dated as of August 28, 1992, with respect to certain services to be provided by KSI to the Borrower and KSI's compensation therefor.

          "KSI Offer" shall mean the recommended offer dated February 19, 1991,
           ---------
made by Bear Stearns on behalf of KSI, for the issuance by KSI of shares of its preferred stock in exchange for the Temporary Preference Shares, as such offer may from time to time be amended, supplemented or otherwise modified by KSI with the consent of the Agent in accordance with Sections 6.6 and 8.27 hereof.

          "KSI Purchaser" shall mean KWI.
           -------------

          "KSI Representation Letter" shall mean that certain letter from KSI to
           -------------------------
the Agent dated August 31, 1992 delivered in connection with the Fourth
Amendment.

          "KSI Shares" - Section 6.6(e).
           ----------

          "KSI UK Guaranty" - Section 6.3(c).
           ---------------

          "KWI" shall mean Kaneb Worldwide Inc., a British Virgin Islands
           ---
corporation.

          "LC Obligations" shall mean the aggregate amount (without duplication)
           --------------
of all LC Outstandings, Deemed Disbursements and Reimbursement Obligations.

          "LC Outstandings" shall mean the aggregate Stated Amount (as it may be
           ---------------
reduced from time to time) of all Letters of Credit issued hereunder and outstanding at any point in time.

          "Letter of Credit" shall mean a letter of credit issued pursuant to
           ----------------
Section 2A.2.

          "LIBOR" shall mean, for each Interest Period, the per annum rate of
           -----
interest at which deposits (in the currency in which the Libor Loan is denominated) in the amount of the outstanding principal balance of the Libor Loan are or would be offered for such Interest Period in the London interbank market at 11:00 A.M. London time two Business Days prior to the start of such Interest Period by the Agent to prime banks and, in case of variations in rates, the arithmetic average thereof rounded upward if necessary to the nearest 1/16th of 1% calculated by the Agent.

          "Libor Loan" or "Fixed Rate Loan" shall mean a Eurocurrency Loan
           ----------      ---------------
during any period that it bears interest determined by reference to LIBOR.

          "Lien" shall mean any mortgage, deed of trust, security deed, pledge,
           ----
security interest, assignment, encumbrance, lien or other charge of any kind or any other agreement or arrangement having the effect of conferring security (including any agreement to give any of the foregoing, any lease in the nature thereof, and any conditional sale or other title retention agreement), any lien arising by operation of law, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction (or any similar UK law).

          "Loan(s)" shall mean, individually and collectively, each Term Loan
           -------
and each Revolving Credit Loan.

          "Loan Agreement" shall mean this Agreement as it may from time to time
           --------------
be amended, extended, restated, supplemented or otherwise modified.

          "Loan Documents" shall mean, individually and collectively, this
           --------------
Agreement, the Original Agreement, the Notes, the Intercompany Notes, any loan agreements executed pursuant to Section 10.7(b), the Intercompany Documents, the Security Documents, the Guarantee Agreements, the Letters of Credit, the KSI Agreements, the Depositary Documents, and all other instruments and agreements executed in connection herewith and therewith, in each case as amended, supplemented or otherwise modified from time to time. Without limiting the generality of the foregoing, each amendment to the Agreement or to the Original Agreement (as in effect at any time prior to such amendment) or to any other Loan Document, each waiver of any provision of the Agreement, the Original Agreement (as in effect at any time, before or after any amendment thereof or thereto) or any other Loan Document, and each instrument and agreement executed in connection herewith or therewith (including without limitation the KSI Representation Letter) shall be deemed to be a Loan Document for all purposes of the Agreement and the other Loan Documents.

          "Loan Parties" shall mean, individually and collectively, Holding, the
           ------------
Borrower, Furmanite, each Subsidiary of Furmanite, KOSI and each Subsidiary of KOSI.

          "Local Office Time", when referring to the time of day when funds are
           -----------------
to be made available to the Agent or the Borrower, shall mean the applicable time in the city where such funds are to be made available.

          "Long-Term Debt" shall mean all Indebtedness for Borrowed Money
           --------------
(regardless of the maturity date thereof) other than (i) indebtedness owed by any member of the Consolidated Group to another member of the Consolidated Group and (ii) indebtedness owed by a member of the Consolidated Group to KSI if (x) such member is the Borrower or a Guarantor, (y) the obligation of such member to repay such indebtedness has been subordinated to such member's obligations to the Agent and the Banks in respect of the Loan Agreement or such member's Guarantee Agreement and (z) no portion of the principal of such indebtedness, nor any interest thereon, is payable to KSI prior to April 1, 1998 or such later date as the Obligations shall be required by their terms to have been paid in full. The existence of the Temporary Note referred to in Section 8.3(iv) shall not, by itself, cause any other indebtedness owed by a member of the Consolidated Group to KSI to be considered Long-Term Debt if it otherwise meets the criteria of clauses (x), (y) and (z) of this paragraph.

          "Material Adverse Change" in respect of a Person shall mean a material
           -----------------------
adverse change in (i) the business, properties, operations, prospects or condition (financial or otherwise) of such Person or (ii) if such Person is a Credit Party, the ability of such person to perform, or of the Agent or any Bank to enforce, the Obligations.

          "Material Adverse Effect" in respect of a Person shall mean an effect
           -----------------------
that would result in a Material Adverse Change.

          "Material Agreement" shall mean all outstanding contracts, agreements,
           ------------------
leases and other understandings to which any Loan Party is a party, or by or under which a Loan Party or any Subsidiary has any rights or obligations, which
(i) involve the payment to or by any member of the Consolidated Group of an aggregate of (Pounds)250,000 (or the equivalent thereof in any other currency) or more or (ii) is otherwise material to a member of the Consolidated Group.

          "Moodys" - Section 8.14.
           ------

          "Mortgages" shall mean, individually and collectively, the Mortgage
           ---------
(US) and the Mortgage (UK).

          "Mortgage (UK)" shall mean the Mortgage in respect of the Site (UK),
           -------------
as the same may from time to time be amended, supplemented or otherwise modified.

          "Mortgage (US)" shall mean the Mortgage in respect of the Site (US),
           -------------
as the same may from time to time be amended, supplemented or otherwise modified.

          "Multiemployer Plan" shall mean any employee benefit plan which is a
           ------------------
"multiemployer plan" within the meaning of Section 3(37) of ERISA and to which the Borrower or any ERISA Affiliate contributes or has been obligated to contribute.

          "Negative Pledge Agreements" - Section 6.5(a).
           --------------------------

          "Net Income" as to any Person for any period shall mean the
           ----------
consolidated net income of such Person and its Subsidiaries (or, if a Group, of the respective members of such Group and their respective Subsidiaries) for such period, determined in accordance with GAAP.

          "Net Income (Adjusted)" as to any Person for any period shall mean the
           ---------------------
Net Income of such Person for such period less all extraordinary gains included in such Net Income.

          "Net Proceeds", as applied to the sale, lease or other disposition of
           ------------
assets referred to in Section 2.4(b) or 8.9(a) of the Agreement, shall mean all proceeds received by any member of the Consolidated Group in connection with such sale, lease or other disposition after deduction of all fees and expenses paid or to be paid in connection with the transaction.

          "Net Worth" of a Person shall mean, as at any date at which the amount
           ---------
thereof shall be determined, the amount by which the total shareholders' or partners' equity of such Person exceeds the amount of any write-up in the book value of any assets resulting from the revaluation thereof, or any write-up in excess of the cost of assets acquired, after the Closing Date.

          "1991 Notes" shall mean the Unsecured Guaranteed Floating Rate Loan
           ----------
Notes 1991, due 1996, issuable by the Borrower in certain circumstances to holders of Ordinary Shares in partial consideration for their tender of such shares to the Borrower in connection with the Acquisition (UK).

          "1993 Notes" shall mean the floating rate unsecured loan notes 1993,
           ----------
due 1998, issuable by the Borrower in certain circumstances to holders of Ordinary Shares in partial consideration for their tender of such shares to the Borrower in connection with the Acquisition (UK).

          "NOL" shall mean the net operating loss carryforwards available to KSI
           ---
for U.S. federal income tax purposes.

          "Note" shall mean either a Term Note or Revolving Credit Note and the
           ----
term "Notes" shall mean Term Notes and Revolving Credit Notes.
      -----

          "Notice" shall mean either a Notice of Borrowing or a Notice of
           ------
Conversion, as the context may indicate.

          "Notice of Borrowing" - Section 2.2(a).
           -------------------

          "Notice of Conversion" - Section 3.5(b).
           --------------------

          "Obligations" shall mean all obligations of the Borrower with respect
           -----------
to the repayment or performance of any obligations (monetary or otherwise) arising under or in connection with this Agreement and each other Loan Document.

          "Offer" shall mean, individually and collectively, the KSI Offer and
           -----
the Acquisition Offer.

          "Offer (UK)" shall mean the Acquisition Offer.
           ----------

          "Offering Documents" shall mean the documents and agreements pursuant
           ------------------
to which either Offer is made (including without limitation, the Press Release), as the same may be amended, supplemented or otherwise modified prior to the Closing Date.

          "Operating Lease Obligations" shall mean and include all rental
           ---------------------------
obligations other than Capitalized Lease Obligations.

          "Ordinary Shares" shall mean the ordinary shares, par value (Pounds)1
           ---------------
each, of Furmanite, which shares were purchased by the Borrower in 1991.

          "Original Agreement" - Recitals.
           ------------------

          "Original Banks" shall mean BOS and GiroCredit Bank.
           --------------

          "Other Currency" - Section 12.17(a).
           --------------

          "Other Accounts" shall mean the Deemed Disbursement Account and the
           --------------
Prepayment Account.

          "Past-Due Rate" - Section 3.3.
           -------------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Section 4002 of ERISA.

          "Pension Plan" shall mean any employee pension benefit plan subject to
           ------------
Title IV of ERISA and maintained by the Borrower or any ERISA Affiliate or any such plan to which the Borrower or any ERISA Affiliate is or has been required to contribute on behalf of any of its employees, other than a Multiemployer Plan.

          "Permits" - Section 10.12.
           -------

          "Permitted Liens" shall mean (x) the specific Liens listed on Schedule
           ---------------
8.2(g) to the Original Agreement but not any that the Agent requires to be terminated on or prior to the Closing Date and (y) Liens permitted by clauses
(h) and (i) of Section 8.2 that are incurred after the Closing Date.

          "Person" shall mean and include an individual, a partnership, a
           ------
corporation (including a business trust), a joint stock company, a Group, a trust, an unincorporated association, a joint venture or other entity or a government or an agency or political subdivision thereof.

          "Plan" shall mean any "employee benefit plan" (within the meaning of
           ----
Section 3(3) of ERISA) maintained by Holding or any ERISA Affiliate or any such plan to which Holding or any ERISA Affiliate is or has been required to contribute on behalf of any of its employees, other than a Multiemployer Plan.

          "Pledge Agreements" shall mean, individually and collectively, the US
           -----------------
Pledge Agreement, each UK Pledge Agreement and each Foreign Pledge Agreement.

          "Pounds", "Sterling" and "(Pounds)" shall mean the lawful currency of
           ------    --------       --------
the United Kingdom.

          "Preferred Shares"  shall mean the preferred ordinary shares, par
           ----------------
value (Pounds)1 each, of Furmanite, which shares were purchased by the Borrower in 1991.

          "Prepayment Account" - Section 2.4(b)(iii).
           ------------------

          "Press Release" shall mean the press release issued by Bear Stearns on
           -------------
January 23, 1991 with respect to the Offer.

          "Property" shall mean any property owned, leased, controlled, used or
           --------
operated in the past, present or future by any member of the Consolidated Group.

          "Purchasing Bank" - Section 12.4(d).
           ---------------

          "Rate of Borrowing" - Section 3.6.
           -----------------

          "Receivables" shall have the meaning assigned thereto in the Holding
           -----------
Security Agreement.

          "Recording Act" - Section 10.15.
           -------------

          "Recoveries" shall mean any funds, or substitution or receipts or
           ----------
collateral, received by the Banks or the Agent (a) from the sale, collection or other disposition pursuant to the Security Documents of the Collateral, or (b) from any distribution to any of the Banks or the Agent, or abandonment to any of them, or substitute Lien or payment given to any of them pursuant to events or proceedings of the nature referred to in Section 9.7 of the Agreement, or otherwise, and which distribution or abandonment pertains to the Collateral.

          "Redeemable Shares" shall mean the issued and fully paid 6% and 9%
           -----------------
cumulative redeemable preference shares of (Pounds)1 each issued by Furmanite and existing prior to April 8, 1991.

          "Redemption Documents" shall mean each and every authority, notice,
           --------------------
instrument, agreement or deed entered into by Furmanite or any other Person for the purpose of authorizing and effecting the redemption of all of the Redeemable Shares at par.

          "Regulatory Change" means, relative to any Issuer, any Bank or Bank
           -----------------
Assignee, any change after February 1, 1991 in any (or the adoption after February 1, 1991 of any new):

               (a) United States Federal, state or local law or foreign law applicable to the Issuer, any Bank or Bank Assignee; or

               (b) regulation, interpretation, directive, or request (whether or not having the force of law) applying to the Issuer or such Bank or Bank Assignee of any court or governmental authority charged with the interpretation or administration of any law referred to in clause (a) or of any fiscal, monetary, central bank or other authority having jurisdiction over the Issuer or such Bank or Bank Assignee.

          "Reimbursement Obligation" - Section 2A.4.
           ------------------------

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, pouring, emptying, escaping, dumping, discarding, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any property, including without limitation the movement of Contaminants through, on or in the air, soil, surface water or groundwater or the abandonment or discarding of barrels, containers and other closed receptacles containing any Contaminant.

          "Remedial Action" shall mean all actions taken or required to be taken
           ---------------
to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment, (ii) prevent a Release or condition that is reasonably likely to result in a Release or minimize further release of Contaminants so they do not migrate or endanger or threaten to endanger present or future public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care, or (iv) cure any other violation of any Environmental Laws.

          "Repayment Date" - Section 2.4(a).
           --------------

          "Reportable Event" shall mean a Reportable Event described in Section
           ----------------
4043 of ERISA and the regulations issued thereunder.

          "Repurchase Documents" shall mean each and every authority, notice,
           --------------------
instrument, agreement or deed entered into by Furmanite or any other Person for the purpose of authorizing and effecting the purchase by Furmanite of the Deferred Shares.

          "Required Banks" as of a particular date shall mean (a) while any of
           --------------
the Commitments are in effect, one or more Banks (two or more, at any time when there are more than two Banks party to the Agreement) whose Commitments aggregate at least 60% of the Total Commitments or (b) if at the time none of the Commitments are in effect, one (two, at any time when there are more than two Banks party to the Agreement) or more Banks (or other holders of Notes) holding at least 60% of the aggregate unpaid principal amount of all Loans, LC Outstandings and

Reimbursement Obligations at the particular time outstanding. For purposes of the foregoing clause (a), the Term Loan Commitment of each Bank shall equal the then-outstanding principal amount of its Term Loan.

          "Revolving Credit Loan" - Section 2.1(b).
           ---------------------

          "Revolving Credit Loan Commitment" shall mean, for each Bank, the
           --------------------------------
amount set forth opposite its name on Schedule 2.1 to the Agreement under the heading "Revolving Credit Loan Commitment", as the same from time to time may be reduced or terminated pursuant to Section 2.4(b), Section 2.8, Section 9 or any other section of the Agreement.

          "Revolving Credit Note" shall mean, after the Amendment Effective
           ---------------------
Date, a promissory note of the Borrower substantially in the form of Exhibit O-2 to the Agreement, as such note may be from time to time amended, supplemented, restated or otherwise modified.

          "Satisfactory Subordination Agreement" shall mean a subordination
           ------------------------------------
agreement in form and substance satisfactory to the Agent which subordinates (in manner, form and scope satisfactory to the Agent) the obligations specified therein (i.e., to a Person other than the Agent or the Banks) to all obligations of the member of the Consolidated Group executing same to the Agent and the Banks.

          "S&P" - Section 8.14.
           ---

          "SEC" shall mean the US Securities and Exchange Commission or any
           ---
successor entity.

          "Section 2.4(b) Proceeds" shall mean, with respect to each sale, lease
           -----------------------
or other disposition referred to in Section 2.4(b) or 8.9(a), the amount payable by the Borrower pursuant to Section 2.4(b) of the Agreement.

          "Security Agreements" shall mean, individually and collectively, each
           -------------------
UK Debenture, the Borrower Security Agreement, the FAI Security Agreement, the Holding Security Agreement, each Negative Pledge Agreement, each Foreign Security Agreement and each Pledge Agreement.

          "Security Documents" shall be the collective reference to (i) the Bank
           ------------------
Charge and each of the agreements referred to in Section 6 and (if, as and when executed) in Sections 7.18, 7.20 and 12.14 pursuant to which Collateral is intended to be granted to the Agent on behalf of the Banks, (ii) the sections of the Agreement pursuant to which the Other Accounts are established, (iii) the Intercompany Security Documents, and (iv) all amendments, supplements or other modifications to such agreements and sections or replacements thereof. The term "Security Documents" shall also include the Guarantee Agreements. However, as to a Credit Party, the term "Security Document" shall not include any such document as to which the Credit Party party thereto is released from all its obligations thereunder by the Agent or the Banks in accordance with the terms hereof or thereof shall not thereafter be considered a "Security Document" as to such Credit Party.

          "Significant Subsidiary" shall mean:
           ----------------------

          (a) prior to the Amendment Effective Date: any Subsidiary of the Borrower whose (i) assets constitute 5% or more of the assets of the Borrower and the Subsidiaries taken as a whole or (ii) whose gross revenues for the most recent fiscal quarter constitute 5% or more of the consolidated gross revenues of the Borrower and the Subsidiaries; and

          (b) on and after the Amendment Effective Date: any Subsidiary of the Borrower or KOSI whose (i) assets constitute 10% or more of the assets of the Combined Group taken as a whole or (ii) whose gross revenues for the most recent fiscal quarter constitute 10% or more of the consolidated gross revenues of the Combined Group.

          "Site (UK)" shall mean the real property of Furmanite located in
           ---------
Kendal (England), Derby (England) and Aberdeen (Scotland).

          "Site (US)" shall mean the real property of FAI located in Virginia
           ---------
Beach, Virginia.

          "Sites" shall mean, individually and collectively, the Site (US) and
           -----
the Site (UK).

          "Solvent" shall mean, with respect to any Person, that the fair
           -------
saleable value of the tangible and intangible property (including goodwill) of such Person is, on the date of determination, greater than the total amount of liabilities of such Person as of such date (including contingent liabilities of such Person to the extent such Person considers it probable that it shall actually be liable thereon) and that, as of such date, such Person is able to pay all Indebtedness for Borrowed Money of such Person as such Indebtedness for Borrowed Money matures. When used in respect of the Borrower and other Persons incorporated in the UK, "Solvent" shall also mean that such Person is not unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 and the comparable provisions of any successor statute.

          "Specified Percentage" shall mean (a) with respect to the Stated
           --------------------
Amount of the Carlisle LC, 1%, and (b) with respect to all other Letters of Credit, 1-3/4%.

          "Spot Rate" shall mean, for any day, the rate of exchange for two
           ---------
(four, as used in Section 3A.1) Business Days' forward delivery quoted by the Agent's New York office in New York City for the purchase of one currency with another (or, if the Agent is not then quoting such a rate, such rate shown on page WRLD of the Reuters screen) in New York City at 11:00 A.M. (New York time) on such day or, if such day is not a Business Day, on either the next preceding or the next succeeding Business Day, at the election of the Agent.

          "Stated Amount" shall mean, as to each Letter of Credit, the maximum
           -------------
amount payable thereunder to the beneficiary thereof upon compliance with the terms and conditions stated therein, as such amount may be reduced from time to time.

          "Stated Expiry Date" - Section 2A.1(b).
           ------------------

          "Sterling", "Pounds" and "(Pounds)" means the lawful currency of the
           --------    ------       --------
United Kingdom.

          "Sterling Guarantee" shall mean the guarantee of certain obligations
           ------------------
of the Borrower under the 1991 Notes that is to be executed on the Closing Date by the UK Bank, as such guarantee is from time to time amended, supplemented or otherwise modified.

          "Subordination Agreements" shall mean, individually and collectively,
           ------------------------
the KSI August 1992 Subordination Agreement, the KSI August 17 Subordination Agreement, each Satisfactory Subordination Agreement and each subordination agreement executed in connection with loans permitted by clauses (viii), (x), (xviii) and (xix) of Section 8.3.

          "Subsidiary" of any Person shall mean any other firm, corporation,
           ----------
partnership, trust or other unincorporated organization or association or other enterprise, 50% or more of the indicia of equity rights (whether capital stock or otherwise) of which is at the time owned, directly or indirectly, by such Person and/or by one or more of such Person's Subsidiaries. Unless otherwise indicated, references to Subsidiaries shall refer to Subsidiaries of the Borrower.

          "Supervening Event Notice" - Section 2.2(d).
           ------------------------

          "Tangible Assets" of a Person shall mean, as at any date at which the
           ---------------
amount thereof shall be determined, all the assets of such Person less the
                                                                  ----
amount of any write-up in the book value of any assets resulting from the revaluation thereof other than the revaluation on the Closing Date (as disclosed in the pro forma balance sheet delivered pursuant to Section 6.8 of the Agreement) of assets acquired by virtue of the Acquisitions less any write-up in excess of cost of assets
                           ----
acquired after December 31, 1992, less the aggregate of all amounts appearing on
                                  ----
the asset side of the balance sheet for goodwill, patents, patent rights, trademarks, trade names, copyrights, franchises, treasury stock, organizational expenses, and other similar items, if any, all determined in accordance with GAAP.

          "Tangible Net Worth" of a Person shall mean, as at any date at which
           ------------------
the amount thereof shall be determined, the amount by which the total shareholders' or partners' equity of such Person exceeds the sum of (x) the amount of any write-up in the book value of any assets resulting from the revaluation thereof, or any write-up in excess of the cost of assets acquired, after the Closing Date, and (y) Goodwill, if any, all determined in accordance with GAAP.

          "Tangible Net Worth (Adjusted)" of a Person shall mean, as at any date
           -----------------------------
at which the amount thereof shall be determined, the sum (without duplication) of the following:

               (i) the sum of (x) the Tangible Net Worth of such Person, plus
          (y) 15% of the Goodwill of such Person; plus
                                                  ----

               (ii) the aggregate principal amount (but not an amount greater than $7,100,000) outstanding and payable to KSI under the Temporary Notes, provided that such notes are at the time of computation subject
                 -------------
          to the terms of the KSI August 1992 Subordination Agreement; plus
                                                                       ----

               (iii) $1,628,000 or such lesser amount of fees and expenses accrued by the Borrower on or prior to June 30, 1992 with respect to the KSI Management Agreement but not paid to KSI, provided that (x)
                                                            -------------
          all such amounts, and all other amounts payable to KSI on or after June 30, 1992 with respect to such agreement, are at the time of computation subject to the terms of the KSI August 1992 Subordination Agreement, and (y) no interest is paid or payable by any member of the Consolidated Group with respect thereto; plus
                                                   ----

               (iv) $1,000,000 or such lesser amount of unreimbursed expenses advanced by KSI on behalf of the Borrower on or prior to June 30, 1992, provided that such expenses are treated by the Borrower as
                -------------
          unsecured non-interest bearing loans made by KSI to the Borrower pursuant to Section 8.3(viii) of the Agreement, and provided further
                                                              ----------------
          that all such amounts are at the time
          of computation subject to the terms of the KSI August 1992 Subordination Agreement; plus
                                   ----

               (v) $2,500,000 or such lesser amount of that certain promissory note dated August 17, 1992 executed by the Borrower in favor of KSI that is, at the time of computation, outstanding and subject to the provisions of the KSI August 17 Subordination Agreement; plus
                                                                   ----

               (vi) if and to the extent that KSI makes unsecured loans to the Borrower between September 10, 1992 and December 31, 1992, the aggregate principal amount of such loans outstanding at the date of calculation (but not an amount greater than $700,000), provided that
                                                                 -------------
          such loans are subject to the terms of the KSI August 17 Subordination Agreement at the time of computation; plus
                                                ----

               (vii) fees and expenses accrued by the Borrower subsequent to June 30, 1992 with respect to the KSI Management Agreement but not paid to KSI, provided that (x) all such amounts with respect to such
                       -------------
          agreement are at the time of computation subject to the terms of the KSI August 1992 Subordination Agreement, (y) no interest is paid or payable by any member of the Consolidated Group with respect thereto; and (z) the aggregate amount of such fees and expenses accrued by the Borrower and included in this computation of Tangible Net Worth (Adjusted) (pursuant to this clause (vii) or clause (iii) above or both) does not exceed $1,200,000 during any Fiscal Year or $100,000 during any month; plus
                            ----

               (viii) the aggregate amount of interest accrued from and after June 30, 1992 on the amounts included in Tangible Net Worth (Adjusted) by virtue of clauses (ii)-(vi) hereof; provided that (x) no such
                                                 -------------
          amounts may be paid to the Borrower until the Obligations have been paid in full, and (y) the aggregate amount of interest accrued shall not exceed (A) $550,000 during Fiscal Year 1992, or (B) $1,100,000 during any Fiscal Year thereafter.

          In the event that any amount included by virtue of the aforesaid clause (v) or clause (vi) in the definition of Tangible Net Worth (Adjusted) (or, for purposes of Section 8.23, in the definition of Tangible Assets or, for purposes of Section 8.20, in the definition of Net Worth) is repaid or proposed to be repaid by the Borrower to KSI, the calculations required by Sections 8.20, 8.21 and 8.23 shall, immediately prior to any such proposed repayment, be recalculated (without including in any such defined terms the amount otherwise permitted to be so included by virtue of said clause (vii) or clause (viii), as the case may be) for purposes of determining whether any Default or Event of Default existed at the end of the previous fiscal quarter (in the case of Sections 8.20 and 8.23) or fiscal half-year (in the case of
          Section 8.21) under any such section or so exists at the time of such proposed repayment;

          "Tax Allocation Agreement" shall mean the tax allocation agreement
           ------------------------
referred to in Section 6.11, as said agreement may from time to time be amended, supplemented or otherwise modified with the consent of the Required Banks.

          "Taxes" - Section 5.2.
           -----

          "Temporary Note" - Section 6.6(d).  Unless the context specifically
           --------------
requires otherwise, from and after April 1992, the term "Temporary Note" shall refer to that certain promissory note dated April 8, 1992, in the principal amount of $7,011,758, issued by Holding to KSI in replacement and substitution for all Temporary Notes otherwise outstanding on that date.

          "Temporary Preference Shares" shall mean the (Pounds)4 preference
           ---------------------------
shares issuable by the Borrower to holders of Ordinary Shares in partial consideration for their tender of such Ordinary Shares in connection with the Acquisition (UK).

          "Term Loan" - Section 2.1(a).
           ---------

          "Term Loan Commitment" - Section 2.1(a).
           --------------------

          "Term Note" shall mean, after the Amendment Effective Date, a
           ---------
promissory note of the Borrower substantially in the form of Exhibit O-1 to the Agreement, as such note may from time to time be amended, supplemented, restated or otherwise modified.

          "Termination Event" shall mean (i) a Reportable Event described in
           -----------------
Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Borrower or any of its ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (iv) receipt by the Borrower or any ERISA Affiliate of notice of the PBGC's intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan or (v) the PBGC, or (vi) any other event or condition which might constitute grounds under Section

4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

          "Total Commitments" shall mean the aggregate of the Total Term Loan
           -----------------
Commitment and the Total Revolving Credit Loan Commitment.

          "Total Revolving Credit Loan Commitment" shall mean the sum of the
           --------------------------------------
Revolving Credit Loan Commitments of all the Banks, as in effect from time to time.

          "Total Term Loan Commitment" - Section 2.1(a).
           --------------------------

          "Transfer" - Section 8.9.
           --------

          "Transfer Supplement" - Section 12.4(d).
           -------------------

          "Type" shall mean either a Base Rate (US) Loan or a Libor Loan.
           ----

          "UCC" - Section 10.15.
           ---

          "UK" shall mean the United Kingdom.
           --

          "UK Bank" shall mean The Governor and Company of the Bank of Scotland.
           -------

          "UK Guarantors" shall mean Furmanite and each of its Subsidiaries
           -------------
incorporated in the UK.

          "UK IPM" - Section 7.18(a)(x).
           ------

          "UK Pledge Agreement" - Section 7.18.
           -------------------

          "UK Statutes" - Section 10.15.
           -----------

          "UK Subsidiaries" shall mean Subsidiaries of Holding incorporated
           ---------------
under the laws of the UK.

          "Undelivered FEAL Certificate" - Section 7.28.
           ----------------------------

          "Unutilized Revolving Commitments" shall mean the amount by which the
           --------------------------------
Total Revolving Credit Loan Commitment at any time exceeds the sum of (x) the aggregate principal amount of Revolving Credit Loans then outstanding plus (y)
                                                                      ----
the Dollar Equivalent of LC Obligations.

          "US" shall mean the United States.
           --

          "US Guarantors" shall mean Holding and FAI.
           -------------

          "US Pledge Agreement" - Section 6.5(b).
           -------------------

          "US Subsidiaries" shall mean Subsidiaries of Holding incorporated
           ---------------
under the laws of the US.

          "Waiver 20" - Recitals.
           ---------

          "Written" or "in writing" shall mean any form of written communication
           -------      ----------
or a communication by means of telex, telecopier device, telegraph or cable.


To the extent that any term defined in Annex I to the Original Agreement has been deleted from this Annex I but is used (and is otherwise undefined) in a Loan Document, said term will continue to have the meaning provided for in said Annex I prior to its amendment on the Amendment Effective Date (except that any defined terms within said definition that remain defined in this Annex I shall have the meanings provided therefor in this Annex I).

                              --------------------